File No. 033-73570
811-04732

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	69	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	868	/X/

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0286
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on May 2, 2022 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/X /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

THE DIRECTOR VI*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT ONE (EST. 5/20/91)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO (EST. 6/2/86)
PO BOX 14293
LEXINGTON, KY 40512-4293
1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”), to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution will continue to administer your Contract and remains responsible for paying all contractual guarantees and General Account liabilities under your Contract subject to its financial strength and claims paying ability. The terms, features and benefits of your Contract will NOT change as a result of the sale. Talcott Resolution Distribution Company remains the principal underwriter for the Contracts.
* * *
*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: The Director Series VI, The BB&T Director Series I, AmSouth Variable Annuity Series I, The Director Select Series I and The Director Choice Series I.
The variable annuity products described in this prospectus are individual or group deferred flexible premium variable annuities. The Contract is no longer for sale to new investors. However, we continue to administer the in force annuity contracts .
This prospectus describes the Contract between each Owner and joint Owner (“you”) and Talcott Resolution. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2022

1. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.

Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account where you are able to allocate a portion of your Contract Value. In the Contract, the FAF may be called the Fixed Account.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: The General Account includes our company assets including any money you have invested in the Fixed Accumulation Feature.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, we may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Accounts”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.

2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges. Surrender charges may apply to both partial and full Surrenders.
•If you withdraw money from your contract within 8 years following your last premium payment, you may be assessed a surrender charge of up to 6% (as a percentage if premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $6,000.
4. Fee Table 7.c. The Contingent Deferred Sales Charge (Surrender Charge)
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options).			4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7.c. The Contingent Deferred Sales Charge (Surrender Charge) Appendix A - Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract	1.27%¹	1.27%¹
	Investment Options (fund fees and expenses)	0.14%²	1.04%²
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%[1]	0.15%[1]
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets.
Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,679	Highest Annual Cost: $2,894
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive combination of optional benefits and fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

	RISKS			Location in Prospectus

Risk of Loss	You can lose money by investing in this contract, including loss of principal.	5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral and long-term income are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by visiting the "About Us" tab at www.talcottresolution.com or by calling 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract Appendix A.1 - Funds Available by Contract
Optional Benefits
~~•~~Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or may result in termination of the benefit.
•If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
7.a. Purchases and Contract Value - Deduction of Advisory Fee

7.c. The Contingent Deferred Sales Charge (Surrender Charge)

9. Death Benefits

12. Federal Tax Considerations

Appendix A - Funds Available under the Contract
	TAXES	Location in Prospectus

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
12. Federal Tax Considerations/Important Information Regarding Tax-Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Other Information - c. More Information - How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Phases of the Contract
The contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
• The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
• The Fixed Accumulation Feature, which guarantees principal and a minimum interest rate.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90 (or age 100 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.

During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise.
Contract Features
Contract Versions. The Contract was sold under various marketing names depending on which Financial Intermediary sold the Contract and/or when the Contract was sold. These marketing names include: The Director Series VI, The BB&T Director Series I, AmSouth Variable Annuity Series I, The Director Select Series I and The Director Choice Series I . See Appendices A and A.1 for more information.
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the higher of Contract Value, MAV or total Premium Payments (adjusted for prior withdrawals) upon your or the Annuitant’s death. If you elected, for an additional charge, the Contract’s optional guaranteed minimum death benefit (Optional Death Benefit) that is no longer for sale a greater death benefit may be payable upon death.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
~~•~~ InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
• Asset Allocation Models. Allows you to select an asset allocation model of Funds based on potential factors such as risk tolerance, time horizon or investment objective or based on groups of certain Funds or Fund families.
• Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option (or the FAF, if available) to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or FAF, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn (1)	6%
(1) Each Premium Payment has its own CDSC schedule.

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	6%
2	6%
3	6%
4	5%

5	4%
6	3%
7	2%
8 or more	0%
The CDSC is not assessed on partial Surrenders which do not exceed the AWA. We waive the CDSC on certain types of Surrenders. See Contingent Deferred Sales Charge (Surrender Charge) in section 7.c. Charges and Fees for more information.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses. If you purchased an optional benefit, you pay additional charges, as shown below.
Annual Contract Expenses

Administrative Expenses (2)	$30
Base Contract Charges (as a percentage of average daily Sub-Account Values)	1.25%
Maximum Optional Benefit Charges (as a percentage of average daily Sub-Account Values)
Optional Death Benefit Charge	0.15%
(2) We call this the Annual Maintenance Fee in your Contract. An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

All Contract Versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	1.13%
EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in a specific version and class of the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,147	$12,846	$17,606	$28,929

(2) If you annuitize at the end of the applicable time period of it you do not Surrender your Contract :

1 year	3 years	5 years	10 years
$2,593	$7,968	$13,606	$28,929
5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the AWA.

Fund Options Risk. Amounts that you invest in the Fund options are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard and optional benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. In addition, partial Surrenders may reduce the value of a death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you have amounts invested in the FAF and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the FAF for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the FAF to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the FAF, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Asset Allocation Model Risk. You may be able to participate in the asset allocation models that are available under the Contract, or the investment restrictions related to an optional benefit you selected may include asset allocation models. Asset allocation does not guarantee that your Contract Value will increase. Nor will it protect against a decline in Contract Value if market prices fall. If you choose to participate in an asset allocation model, you are responsible for determining which model portfolio is best for you.
Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not have chosen the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Annuity Commencement Date Deferral Risk. You may not be eligible to elect the Deferral Option. If you are eligible for the Deferral Option and you properly elect it, certain changes and restrictions will apply to your Contract (including changes to the Death Benefit), all optional benefits in effect will terminate (previously paid fees for those benefits will not be refunded), you may be required to transfer Contract Value from the FAF, and there could be negative tax consequences. Election of the Deferral Option may not be in your best interest.
Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the FAF are subject to our financial strength and our claims paying ability.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. See 11. Other Information - e. Cybersecurity and Disruptions to Business Operations" for additional information.

6. General Contract Information
a.The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
b. The General Account
The FAF is part of our General Account. Any amounts that we are obligated to pay under the FAF and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
c. The Separate Account
If your Contract is issued by Talcott Resolution Life and Annuity Insurance Company, the Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account One, a segregated asset account of Talcott Resolution Life and Annuity Insurance Company. Talcott Resolution Life and Annuity Insurance Company Separate Account One is registered as a unit investment trust under the 1940 Act on May 20, 1991. If your Contract is issued by Talcott Resolution Life Insurance Company, the Sub-Accounts are part of Talcott Resolution Life Insurance Company Separate Account Two, a segregated asset account of Talcott Resolution Life Insurance Company. Talcott Resolution Life Insurance Company Separate Account Two was registered as a unit investment trust under the 1940 Act on June 2, 1986. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.

Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting:
Issued by Talcott Resolution Life Insurance Company:

Contract Version	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595734
The BB&T Director Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595726
AmSouth VA Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595718
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595130
The Director Choice Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594380
Issued by Talcott Resolution Life and Annuity Insurance Company:

Contract Version	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588655
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588697
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Sub-Accounts offered under your Contract. We may, at our discretion, establish new Sub-Accounts. New Sub-Accounts may be made available to existing Owners as we deem appropriate. We may also close one or more Sub-Accounts to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate a Sub-Account if the underlying Fund decides to liquidate. Unless otherwise directed, if a Fund does not survive a merger or reorganization, your investment instructions will be automatically updated to include the Sub-Account investing in the Fund that survived the merger or reorganization.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

Fees and Payments We Receive from Funds and related parties — We receive substantial fees and varying administrative services payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2021, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2021, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $25 from that Fund). For the fiscal year ended December 31, 2021, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $88 million.
e. Fixed Accumulation Feature
Important Information You Should Know: The FAF is not registered under the 1933 Act and the FAF is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Premium Payments and Contract Values allocated to the FAF become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments and Contract Values allocated to the FAF are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate of not less than 3% per year, compounded annually. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in first-out” basis. For Contracts issued in the state of New York, the FAF interest rates may vary from other states.
Asset Rebalancing is not available for the FAF.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.

Important: Any interest credited to amounts you allocate to the FAF in excess of your minimum guaranteed interest rate per year will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guaranteed interest rate for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
7. The Contract
a.Purchases and Contract Value
What types of Contracts are available?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchased by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you are purchased the Contract for use in an IRA or other qualified retirement plan, you should have considered other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.
How do I purchase a Contract?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:
•if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;
•if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
How are Premium Payments applied to my Contract?
If we receive a subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payment.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distribution per share of each Fund at the end of the current Valuation Day divided by
•The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following

Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases and/or redemptions of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the Transfer Rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Effective July 1, 2007:
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of Financial Intermediaries may not be required to provide us with shareholder information.
•Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (Participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers
During each Contract Year, you may make transfers out of the FAF to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).
Fixed Accumulation Feature Transfer Restrictions
Each Contract Year, unless you have elected the Deferral Option, you may transfer the greater of:
• 30% of the greatest Contract Value in the FAF as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary; or
• An amount equal to your largest previous transfer from the FAF in any one Contract Year.
These transfer restrictions do not include systematic transfers and Dollar Cost Averaging Programs.
If you elect the Deferral Option, there is an imposed limit of 20% of the Contract Value that may be allocated to the FAF on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the FAF on the original Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the original Annuity Commencement Date. You may transfer amounts from existing Funds to the FAF until the total amount in the FAF reaches a maximum of 20% of Contract Value. The Contract Value is calculated on the Valuation Day immediately before the transfer. No more than 20% of any subsequent Premium Payments may be allocated to the FAF.
Whether or not you elect the Deferral Option, if any interest rate applicable to your FAF renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount that would receive the reduced rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the FAF for up to six months from the date of your request.
You must wait six months after your most recent transfer from the FAF before moving Sub-Account Values back to the FAF. If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the FAF.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your

Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge (Surrender Charge)
The CDSC covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Investment Professionals and the cost of preparing sales literature and other promotional activities.
We may assess a CDSC when you request a full or partial Surrender. The CDSC is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own CDSC schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the CDSC will be when you Surrender. The amount assessed a CDSC will not exceed your total Premium Payments.
The percentage used to calculate the CDSC is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 or more	0%

When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
a. Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
b. Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.
The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 4%, or $160, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,167. A CDSC of 4%, or $167, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $160. You will receive $4,840 in withdrawal proceeds.	The total amount withdrawn is $5,167 and your Contract Value is reduced by $5,167. The CDSC is $167. You will receive $5,000 in withdrawal proceeds.

All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59 ½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
Surrender Order — During the Contract Years when a CDSC applies to the initial Premium Payment, all Surrenders in excess of the AWA (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the AWA will be subject to a CDSC.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a CDSC, then from 10% of Premium Payments still subject to a CDSC and then from Premium Payments subject to a CDSC on a first-in-first-out basis.
The following Surrenders are NOT subject to a CDSC:
•Each Premium Payment has its own schedule of CDSCs; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a CDSC. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your CDSC schedule.
Under the following situations, the CDSC is WAIVED:
•Upon eligible confinement as described in the Waiver of Sales Charge Rider — For Contracts purchased on or after September 29, 1997, we will waive any CDSC applicable to a partial or full Surrender if you, the joint Contract Owner or the Annuitant, is confined for at least 180 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint Contract Owner or the Annuitant is confined when you purchase or upgrade the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Investment Professional or us to determine if it is available for you.
• For RMDs — This allows Annuitants who are subject to RMDs, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the RMD for the Contract without a CDSC for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.
•On or after the Annuitant’s 90th birthday.
•For disabled participants enrolled in a group unallocated, tax qualified retirement plan — With our approval and under certain conditions, participants who become disabled can receive Surrenders free of CDSC.
The following situations are NOT subject to a CDSC:
•Upon death of the Annuitant, Contract Owner or joint Contract Owner — No CDSC will be deducted if the Annuitant, Contract Owner or joint Contract Owner dies.
•Upon Annuitization — The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
• For substantially equal periodic payments — We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.
Mortality and Expense Risk Charge (Base Contract Charges)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
• Expense Risk — We also bear an expense risk that the CDSCs collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Optional Death Benefit Rider Charge
This rider/option can no longer be elected or added after you purchase your Contract. The Optional Death Benefit adds new features to your Death Benefit calculation.
If you elected the Optional Death Benefit Rider, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts.
If you elect the Deferral Option, then upon the original Annuity Commencement Date, the Optional Death Benefit rider is terminated and the rider charge will no longer be assessed .
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to CDSCs, the mortality and expense risk charge, and the Annual Maintenance Fee, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:
•The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
•The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms to us in good order. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
Full Surrenders after the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected variable dollar amount Annuity Payouts under the Payments For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders after the Annuity Commencement Date — Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with 120, 180 or 240 Monthly Payments Certain or the Payments for a Designated Period Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.
Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the FAF.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
Please check with your tax adviser because there could be adverse tax consequences for Partial Surrenders after the Annuity Commencement Date.
How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hard-ship; unemployment or retirement may still be subject to a penalty tax of 10%.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Federal Tax Considerations in Appendix Tax for more information.
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

More than one Contract issued in the same calendar year — If you own more than one contract issued by us in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Federal Tax Considerations in Section 12 for more information.
e. Annuity Commencement Date Deferral Option
Who is eligible to participate in the Deferral Option?
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), you may choose any of the available options. If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:
•You have not elected the Deferral Option previously;
•The Deferral Option has not been withdrawn by Talcott Resolution;
•We have not received a death notification on the Contract. (In addition, if a death that triggers a Death Benefit under the Contract occurs before we process your request for the Deferral Option, you and your Beneficiary(ies) will not be eligible for the Deferral Option);
•No death that triggers a Death Benefit under the Contract occurs before your Annuity Commencement Date;
•Your beneficiaries have not elected a death benefit settlement option;
•You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;
•We have not previously received a separate full Surrender request from you;
•The state in which your Contract was issued has approved the Deferral Option rider;
•We must receive your signed Annuity Commencement Date Deferral Option Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;
•You must not be beyond your Annuity Commencement Date or have annuitized your Contract;
•You must be a customer of a Financial Intermediary in accordance with our records;
•The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday); and
•During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
If, on the Annuity Commencement Date, you are not eligible to defer your Annuity Commencement Date to the Annuitant’s 100th birthday, your Contract will annuitize using the default annuitization option outlined in your Contract unless you have provided us with In Good Order instructions to the contrary.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, no changes will be made to your contract until the Annuity Commencement Date. On that date, the following changes will occur:
•Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");
•The Death Benefit described in your Contract and any optional Death Benefit will be terminated and the new Death Benefit will be the Contract Value on the date of receipt of Due Proof of Death at our Administrative

Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;
•If any optional Death Benefit is terminated based on your election to defer your Annuity Commencement Date the charge for the optional Death Benefit will no longer be assessed;
•You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period;
• There is an imposed limit of 20% of the Contract Value that may be allocated to the FAF. Any amount over 20% of Contract Value allocated to the FAF on the original Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the original Annuity Commencement Date. You may transfer amounts from existing Funds to the FAF until the total amount in the FAF reaches a maximum of 20% of the Contract Value. The Contract Value is calculated on the Valuation Day immediately before the transfer. No more than 20% of any subsequent Premium Payments may be allocated to the FAF;
• If there is a Dollar Cost Averaging Program already established from the FAF it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the original Annuity Commencement Date; and
•The default annuitization option for Qualified Contracts is the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. The default annuitization option for non-Qualified Contracts is the Life Annuity with 60, 120, 180, or 240 Monthly Payment Certain Annuity Payout Option with period certain payments for 120 months. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
You are not required to elect the Deferral Option and you do not need to take any action if you do not want to elect the Deferral Option.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
Please carefully review the Tax Considerations section of the prospectus for additional information.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
•We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;
•It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;
•It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;
•Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;
• Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value and the constraints on investments into the FAF;
•Whether you have other assets to meet your future income needs;
•Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reverse any changes made to your Contract on the original Annuity Commencement Date;
•In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;
•The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;
•If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
•If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
See Appendix C for more information on the Annuity Commencement Date Referral Option.
f. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•When do you want Annuity Payouts to begin?
•Which Annuity Payout Option do you want to use?
•How often do you want to receive Annuity Payouts?
•What is the Assumed Investment Return?
•Do you want fixed dollar amount or variable dollar amount Annuity Payout?
Please check with your Investment Professional to select the Annuity Payout Option that best meets your income needs.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
On February 13, 2016, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section.
If you defer your Annuity Commencement Date, the Life Annuity with 120, 180, or 240 Monthly Payments Certain Annuity Payout Option will be referred to as the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option.
For Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments will be 60 months. For non-Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments will be 120 months.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
1. When do you want Annuity Payouts to begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. You selected an Annuity Commencement Date when you purchased your Contract or it can be selected at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is generally the later of the 10th Contract Anniversary or the date the annuitant reaches age 90, (unless you choose the Deferral Option, described above) the Contract will automatically be annuitized. If you purchased your Contract in New York, you must begin Annuity Payouts before your Annuitant’s 91st birthday (unless you choose the Deferral Option, described above). If this Contract was issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday.

If you elect the Deferral Option, you may defer your Annuity Commencement Date to the fifteenth day of any month before or including the month of the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Life Annuity with 120, 180 or 240 Monthly Payments Certain
We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant’s death will be paid in one sum to the Beneficiary. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
If you elect the Deferral Option, then between your Annuity Commencement Date and your Deferred Annuity Commencement Date, the following section replaces Life Annuity with 120, 180 or 240 Monthly Payments Certain:
Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain
We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 60, 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant’s death will be paid in one sum to the Beneficiary or your Beneficiary may continue the Annuity Payouts. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments For a Period Certain — We agree to make payments for a specified time. The minimum period that you can select is 5 years. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less that the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.

Important Information:
•You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with 120, 180 or 240 Monthly Payments Certain, Joint and Last Survivor Life Annuity with Payments Certain, or Payments For Period Certain variable dollar amount Annuity Payout Option. A CDSC may be deducted.
•For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with 120 Monthly Payments Certain Annuity Payout Option. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an assumed investment return according to state law. For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
4. What is the Assumed Investment Return?
The Assumed Investment Return is the investment return used to calculate variable Annuity Payouts. The Assumed Investment Return for your Annuity is 5%. The first Annuity Payout will be based upon a 5% Assumed Investment Return. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the actual investment results of the Sub-Accounts.
5. Do you want Annuity Payouts to be Fixed-Dollar Amount or Variable-Dollar Amount?
You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs. You may choose an Annuity Payout Option with fixed-dollar amounts, variable-dollar amounts or a combination depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.
Fixed-Dollar Amount Annuity Payouts — Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the Fixed Payment Annuity tables in your Contract.
Variable-Dollar Amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable), and,
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

•the Assumed Investment Return
The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 5% AIR is 0.999866.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet you income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under the section entitled “The Contract.”
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Optional Death Benefit	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	0.15% (as a percentage of daily Contract Value)
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•No increases to Interest Accumulation after 81st birthday
•Annuitizing the Contract will eliminate the benefit

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Allocation Models	Model allocations among investment options that may be based on factors such as, e.g., risk, time horizon, or certain funds of fund families
•Must invest all Premium Payments in a selected model
•May participate in only one model at a time
•Models cannot be combined with other models or individual investment option elections
•May be required to select a model under a benefit's investment restrictions
•May switch models up to 12 times per year, subject to any applicable investment restrictions
•Participation subject to quarterly rebalancing

Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •FAF excluded

Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from the FAF to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, or up to the allowable limit under an optional benefit, each Contract Year, without any early withdrawal charges
•Partial withdrawals may occur monthly, quarterly, semi-annually or annually
•Minimum amount of each withdrawal is $100
•Amounts withdrawn count towards the AWA and any applicable optional benefit withdrawal limits

Death Benefit	Upon the Contract Owner’s of Annuitant’s death during the Accumulation Period, provides for payment of the higher of (i) Total Premium Payments, (ii) Contract Value, or (iii) Maximum Contract Value
•Withdrawals may significantly reduce the benefit
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit on a dollar-for-dollar basis

Hospital or Skilled Health Care facility confinement waiver (Nursing Home Waiver)	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.
9. Death Benefit
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay upon the death of the Contract Owner, joint Contract Owner or the Annuitant before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the FAF for each Beneficiary’s portion of the proceeds.
If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:
•The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or
•The Contract Value of your Contract; or
•The Maximum Anniversary Value, which is described below.
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
b. Optional Death Benefit
This rider/option can no longer be elected or added after you purchase your Contract.
You may have elected the Optional Death Benefit Rider for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.
The Interest Accumulation Value will be:
•Your Contract Value on the date the Optional Death Benefit Rider is added;
•Plus any Premium Payments made after the date the Optional Death Benefit Rider is added;

•Minus any partial Surrenders taken after the Optional Death Benefit Rider was added:
•Compounded daily at an annual rate of 5.0%
If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.
On or after the deceased’s 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments or subtract any partial Surrenders.
The Optional Death Benefit is limited to a maximum of 200% of the Contract Value on the date the Optional Death Benefit Rider was added, plus 200% of any Premium Payments made since the addition of the Optional Death Benefit Rider less proportional adjustments for any Surrenders from that date.
For examples on how the Optional Death Benefit is calculated see “Appendix B”. The Optional Death Benefit Rider may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit Rider is not available in Washington or New York. Once you elect the Optional Death Benefit Rider, you cannot cancel it.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit or optional Death Benefits apply. All optional Death Benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such, advisor fee withdrawals can severely affect the value of any guaranteed withdrawal benefit and or guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as discussed in "Adjustments for Surrenders" above and as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
This hypothetical example shows only the impact to the total Premium Payments component of your death benefit. Since the advisory fee is deducted from your Contract Value, all components of the death benefit will be impacted as prescribed in the death benefit definition. Partial surrenders reduce the total Premium Payments dollar for dollar. The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per contract year fee. After 10 years of deducting $1,000 from the total Premium Payments, that component of the death benefit is $90,000.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying CDSCs.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section 12. Federal Tax Considerations Section (C)(2)(f) for more information. If your Contract is qualified, please see Section 12. Information Regarding Tax-Qualified Plans" for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal contract continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner’s spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If you elect the Optional Death Benefit Rider for an additional charge and the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit, if the Spouse had elected to receive the Death Benefit. This spousal continuation is available only once for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the ...	and ...	and ...	then the ...

Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	Death Benefit is paid to the Contract Owner and not the designated Beneficiary.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the ...	and ...	then the ...
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives a payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives a payout at death, if any.
These are the most common Death Benefit scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options, including those that may not result in a payout at death, please see the section entitled “Annuity Payouts” and the “Death Benefit” section of your Contract. If you have questions about these and any other scenarios, please contact your Investment Professional or us.
See Appendix C for more information on the Annuity Commencement Date Referral Option.
10. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program
InvestEase® is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a CDSC. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. The Automatic Income Program may change based on your instructions after your seventh Contract Year. Amounts taken under this Program will count towards the AWA, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Please see section 12. Federal Tax Considerations for more information regarding the tax consequences associated with your Contract.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various

Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix A for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model . You may invest in an asset allocation model through the Dollar Cost Averaging Program where the FAF is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the AIP.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the FAF. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Occasionally, Funds may be liquidated or merged into other Funds due to actions taken by its Fund company. As a result of these actions, the Funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current Fund allocations of your model with your investment professional to determine whether they meet with your current and ongoing needs.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for the FAF.
•Dollar Cost Averaging
We offer two dollar cost averaging programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the FAF (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the FAF (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Other Program Considerations
•You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•any Fund is liquidated — then your allocations will be directed to any available money market Fund; or
•If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
• If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the FAF.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.
•Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.
•These Programs may be adversely affected by Fund trading policies.
11. Other Information
a. State Variations
Maryland - The Contract minimum is $500. We will notify the owner and give the option of either withdrawing the request for a partial surrender, lowering the dollar amount or requesting a full surrender. The request will not be processed until contact has been made with the Contract Owner(s).
New York - The minimum annuity payment is $20. FAF interest rates may vary from other states. The Annuity Commencement Date Deferral Option is not available. The Contract minimum is $1,000. If the contract is issued prior to November 1, 1996 and the client is at least 85, but not yet 90, we will waive CDSC.
Oregon - The FAF is not available.
Pennsylvania - If the contract is issued prior to May 1, 1998 and the client is at least 85, but not yet 90, we will waive CDSC.

Texas - The Contract minimum must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
b. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
c. More Information
Assignment — A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Speculative Investing — Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2021. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Core Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up”): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2021, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements: LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2021, Additional Payments did not in the aggregate exceed approximately $4.7 million or approximately 0.01% of average total individual variable annuity assets.
d. Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.

e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
12. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.    To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.    Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

iv.     If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid will be treated as an amount received for purposes of this subparagraph 2.a. and the previous subparagraph 2 and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.    Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.    Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.    The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.    In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.    In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.     If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.     The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take RMDs, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the

Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;

c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($20,500 for 2022). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
(i)    made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)    attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)    part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)    (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)    (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)    not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)    certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)    for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)    made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)    made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)    made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)    not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)    for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)    Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)    For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the

“eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Funds Available in the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:
Issued by Talcott Resolution Life Insurance Company:

Contract Version	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595734
The BB&T Director Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595726
AmSouth VA Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595718
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595130
The Director Choice Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594380
Issued by Talcott Resolution Life and Annuity Insurance Company:

Contract Version	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588655
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588697
Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
Funds available under your specific Contract version are listed in Appendix A.1.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	AB VPS Growth and Income Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.87%*	28%	13%	13.39%
International Equity	Allspring VT International Equity Fund - Class 1 (formerly Wells Fargo VT International Equity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.69%*	7%	6%	6.30%
U.S. Equity	Allspring VT Omega Growth Fund - Class 1 (formerly Wells Fargo VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.75%*	15%	25%	18.72%
U.S. Equity	Allspring VT Opportunity Fund - Class 1 (formerly Wells Fargo VT Opportunity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.75%*	25%	18%	15.22%
U.S. Equity	Allspring VT Small Cap Growth Fund - Class 1 (formerly Wells Fargo VT Small Cap Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.92%	8%	22%	16.51%
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.14%	29%	18%	16.25%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	20%	12%	11.02%
APP I-1

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	15%	16%	14.67%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.60%	26%	19%	17.41%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	32%	15%	14.70%
Sector Equity	Hartford Healthcare HLS Fund - Class IA† Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.92%	10%	17%	17.98%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.74%	8%	11%	9.24%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.69%	10%	16%	16.11%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.64%	4%	15%	14.91%
U.S. Equity	Hartford Small Company HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.77%	2%	21%	15.93%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	25%	17%	15.12%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	(1)%	5%	3.82%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.44%	—%	1%	0.78%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.34%	—%	1%	0.45%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	(2)%	2%	1.77%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.94%	4%	5%	5.62%
U.S. Equity	Pioneer Fund VCT Portfolio - Class II Adviser: Amundi Asset Management US, Inc.	1.04%	28%	20%	15.90%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP I-2

Asset Allocation Models
This section provides information about the asset allocation models (or Portfolio Planner Models) that may be available for participation under the contract. Models may not be available to you. You may be required to participate in a certain model depending on the optional benefits you have chosen. See "Optional Benefit Investment Restrictions" below.
You may participate in only one asset allocation model at a time. Your investments related to an asset allocation model will be rebalanced quarterly. For additional information, see "Static Asset Allocation Models" in the prospectus.

Models Available For The Following Contracts:
AmSouth VA 1            Director Select 1        The BB&T Director 1
The Director Choice VA 1    The Director VA 6

The Portfolio Planner Models
The following model(s) are available for the Contract(s) listed above.
The percentage allocations below apply to value in the Sub-Accounts.

Fund	Series 1142	Series 1143	Series 2102	Series 3035
Hartford Disciplined Equity HLS Fund	15%	20%	25%	29%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	8%
Hartford International Opportunities HLS Fund	5%	7%	9%	11%
Hartford MidCap HLS Fund	4%	5%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	43%	39%	32%	27%
Hartford Ultrashort Bond HLS Fund	27%	21%	18%	13%
Total	100%	100%	100%	100%
APP I-3

Appendix A.1 Funds by Product
Investment options available to your specific Contract are listed in the following table.

Portfolio Company and Adviser/Subadviser	AmSouth Variable Annuity 1	Director Select 1	Preferred Employee Director	The BB&T Director	The Director Choice Variable Annuity	The Director Variable Annuity 6
AB VPS Growth and Income Portfolio - Class B Adviser: AllianceBernstein, L.P.					X
Allspring VT International Equity Fund - Class 1 (formerly Wells Fargo VT International Equity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Omega Growth Fund - Class 1 (formerly Wells Fargo VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Opportunity Fund - Class 1 (formerly Wells Fargo VT Opportunity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
Allspring VT Small Cap Growth Fund - Class 1 (formerly Wells Fargo VT Small Cap Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC		X
BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	X	X	X	X	X	X
Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Healthcare HLS Fund - Class IA† Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Small Company HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
APP I-4

Portfolio Company and Adviser/Subadviser	AmSouth Variable Annuity 1	Director Select 1	Preferred Employee Director	The BB&T Director	The Director Choice Variable Annuity	The Director Variable Annuity 6
Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X
Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X
Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X
Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X
Pioneer Fund VCT Portfolio - Class II Adviser: Amundi Asset Management US, Inc.	X

APP I-5

Appendix B — Death Benefit — Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $95,000. Then your Contract Value on due proof of death is $102,000.
Your Maximum death benefit payable is the greatest of Total Premium Payments (adjusted for partial surrenders), Maximum Anniversary Value and Contract Value on due proof of death is $102,000.
Example 2:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000. Then your Contract Value on due proof of death is $102,000.
Your Maximum death benefit payable is the greatest of Total Premium Payments (adjusted for partial surrenders), Maximum Anniversary Value and Contract Value on due proof of death is $105,000.
Example 3:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000 on the second anniversary. During the third contract year you take a partial Surrender of $20,000.
Your Total Premium Payment is reduced by the amount of the partial surrender and is $70,000. Your Maximum Anniversary Value is reduced by the amount of the partial surrender and is $85,000.
You die prior to the third anniversary and your Contract Value on due proof of death is $82,000.
Your Maximum death benefit payable is the greatest of Total Premium Payouts (adjusted for withdrawals), Maximum Anniversary Value and Contract Value on due proof of death is $85,000.
Example 4
You elected the Optional Death Benefit rider
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000	Premium Payment
$5,000	Interest of 5%
$105,000	Interest Accumulation Value
If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$10,000	partial Surrender divided by
$108,000	Contract Value prior to Surrender equals
0.09259	multiplied by
$105,000	Interest Accumulation Value for a total of
$9,722	to be deducted from the Interest Accumulation Value equals
$95,278	the new Interest Accumulation Value
The adjusted Maximum Anniversary Value $108,000 minus $10,000 which equals $98,000.
The adjusted Total Premium Payments is $100,000 minus $10,000 which equals $90,000.
Your maximum death benefit is $98,000.
Example 5
You have elected the Optional Death Benefit
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000	Premium Payment
$5,000	Interest of 5%
$105,000	Interest Accumulation Value
APP B-1

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$10,000	partial Surrender divided by
$92,000	Contract Value prior to Surrender equals
0.10870	multiplied by
$105,000	Interest Accumulation Value for a total of
$11,413	to be deducted from the Interest Accumulation Value equals
$93,587	the new Interest Accumulation Value
The adjusted Maximum Anniversary Value $92,000 minus $10,000 which equals $82,000.
The adjusted Total Premium Payments is $100,000 minus $10,000 which equals $90,000.
Your maximum death benefit is $93,587.

APP B-2

Appendix C — Annuity Commencement Date Deferral Option — Examples
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
This example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
Your Contract Value is $250,000.
Your investment (tax basis) in your Contract is $175,000.
Your Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether you elect variable payouts, fixed payouts or a combination of variable and fixed payouts. In addition, the exclusion ratio depends on factors including your investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on your life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the original Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•Your assumed net rate of return for this period;
•The amount that you would pay in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect your investment and taxes.
Total and taxable amounts if you choose to annuitize your Contract on your Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
You elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
Your annual payment is equal to $29,637. Based on these assumptions:
Your exclusion ratio is 0.5905 ($175,000 divided by ($29,637 times 10)).
The annual excludable amount is $17,500 ($29,637 times 0.5905). The annual taxable amount is $12,137.
After 10 years, you will receive total payments of $296,370 of which $121,370 is taxable.
Total and taxable amounts if you elect the Annuity Commencement Date Deferral Option and defer your Annuity Commencement Date to age 100:
This example assumes:
Your Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, your Contract Value at age 100 is $370,061.
If you die at age 100 and a Death Benefit is payable:
Your beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 ($370,061 minus $175,000) of the amount is taxable to the beneficiary.
If you annuitize at age 100 and elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
Your annual payment is equal to $43,870.
Based on this assumption:
Your exclusion ratio will be 0.3989 ($175,000 divided by ($43,870 times 10)).
Your annual excludable amount is $17,500 ($43,870 times 0.3989).
Your annual taxable amount is $26,370.
After 10 years, you will receive total payments of $438,700, of which $263,700 is taxable.
APP C-1

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting: www.talcottresolution.com
Issued by Talcott Resolution Life Insurance Company:

Contract Version	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595734
The BB&T Director Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595726
AmSouth VA Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595718
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595130
The Director Choice Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594380

Issued by Talcott Resolution Life and Annuity Insurance Company:

Contract Version	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588655
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588697
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Identifier :
Talcott Resolution Life Insurance Company:        The Director Series VI/VIR: C000007128
The BB&T Director Series I/IR: C000059461
AmSouth VA Series I/IR: C000059460
The Director Select Series I/IR: C000059463
The Director choice Series i/IR: C000059462

Talcott Resolution Life and Annuity Insurance Company:    The Director Series VI/VIR: C000005949
The Director Select Series I/IR: C000059459

Statement of Additional Information
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance CompanySeparate Account Two
The Director Series VI
The BB&T Director Series I
AmSouth Variable Annuity Series I
The Director Select Series I
The Director Choice Series I
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Class of Contract	Website Address
The Director Series VI	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595734
The BB&T Director Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595726
AmSouth VA Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595718
The Director Select Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416595130
The Director Choice Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594380

Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

General Information and History
Talcott Resolution Life Insurance Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Talcott Resolution Life and Annuity Separate Account Two
The Sub-Accounts are part of Talcott Resolution Life Insurance Company Separate Account Two, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on June 2, 1986. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the financial statements of each of the individual Sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2021, included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2021: $505,535; 2020: $1,462,378 and 2019: $1,684,369.
Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the
2

Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512.
Talcott Resolution currently pays TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2021: $8,550,130; 2020: $7,478,056; and 2019: $6,212,494.
Other Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company and the Separate Account for the year ended December 31, 2021 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Two and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Two (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

AB VPS Growth and Income Portfolio	Hartford Balanced HLS Fund
AB VPS Intermediate Bond Portfolio	Hartford Capital Appreciation HLS Fund
AB VPS International Value Portfolio	Hartford Disciplined Equity HLS Fund
Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund)	Hartford Dividend and Growth HLS Fund
Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund)	Hartford Healthcare HLS Fund
Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund)	Hartford International Opportunities HLS Fund
Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund)	Hartford MidCap HLS Fund
Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund)	Hartford Small Company HLS Fund
American Century VP Capital Appreciation Fund	Hartford SmallCap Growth HLS Fund
American Funds Insurance Series® Growth Fund	Hartford Stock HLS Fund
BlackRock Large Cap Focus Growth V.I. Fund	Hartford Total Return Bond HLS Fund
Calvert VP SRI Balanced Portfolio	Hartford Ultrashort Bond HLS Fund
Columbia Variable Portfolio - Dividend Opportunity Fund	Invesco V.I. American Franchise Fund
Columbia Variable Portfolio - Income Opportunities Fund	Invesco V.I. Comstock Fund
Columbia Variable Portfolio - Large Cap Growth Fund	Invesco V.I. Core Equity Fund
Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Equity and Income Fund
Columbia Variable Portfolio - Overseas Core Fund	Invesco V.I. Global Fund (Formerly Invesco Oppenheimer V.I. Global Fund)
Columbia Variable Portfolio - Small Company Growth fund	Invesco V.I. Government Money Market Fund
CTIVP® - Loomis Sayles Growth Fund	Invesco V.I. High Yield Fund
Fidelity® VIP Asset Manager Portfolio	Morgan Stanley VIF Discovery Portfolio
Fidelity® VIP Contrafund® Portfolio	Morgan Stanley VIF U.S. Real Estate Portfolio
Fidelity® VIP Freedom 2015 Portfolio	PIMCO VIT Real Return Portfolio
Fidelity® VIP Freedom 2020 Portfolio	Pioneer Fund VCT Portfolio
Fidelity® VIP Freedom 2025 Portfolio	Pioneer Mid Cap Value VCT Portfolio
Fidelity® VIP Freedom 2030 Portfolio	PSF International Growth Portfolio (Formerly Prudential Series SP International Growth Portfolio)
Fidelity® VIP Freedom Income Portfolio	PSF PGIM Jennison Focused Blend Portfolio (Formerly Prudential Series Jennison 20/20 Focus Portfolio)
Fidelity® VIP FundsManager 70% Portfolio	PSF PGIM Jennison Growth Portfolio (Formerly Prudential Series Jennison Portfolio)
Fidelity® VIP FundsManager 85% Portfolio	PSF PGIM Jennison Value Portfolio (Formerly Prudential Series Value Portfolio)
Fidelity® VIP Growth Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Overseas Portfolio	Royce Capital Fund–Small-Cap Portfolio
Franklin Income VIP Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, Fidelity ® VIP FundsManager 50% Portfolio, and Fidelity ® VIP FundsManager 60% Portfolio, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.
We have also audited Fidelity ® VIP FundsManager 20% Portfolio, Rational Insider Buying VA Fund, and Rational Trend Aggregation VA Fund statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Fidelity ® VIP FundsManager 50% Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years in the period ended December 31, 2021 and the period from September 11, 2019 to December 31, 2019
Fidelity ® VIP FundsManager 60% Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the day ended December 31, 2018
Fidelity® VIP FundsManager 20% Portfolio	Not Applicable	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Five years in the period ended December 31, 2021
Rational Insider Buying VA Fund	Not Applicable	Period from January 1, 2021 to November 30, 2021	Period from January 1, 2021 to November 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to November 30, 2021 and the four years ended December 31, 2020
Rational Trend Aggregation VA Fund	Not Applicable	Period from January 1, 2021 to July 30, 2021	Period from January 1, 2021 to July 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to July 30, 2021 and the four years ended December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of

December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Two
since 2002.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,795,140
class 2	—	—	—	—	—	—	—	910,595	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	69,350	—	—	—	1,702,140	1,220,612	—	—	—
class I	3,708,463	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,432,809	1,259,187	41,452,690	—	—	—	—	—
class S2	—	—	—	—	6,033,429	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	1,151,363	—
Total investments	3,708,463	69,350	2,432,809	1,259,187	47,486,119	1,702,140	1,220,612	910,595	1,151,363	4,795,140
Due from Sponsor Company	—	—	—	—	36,088	—	—	—	—	—
Receivable for fund shares sold	39	—	189	52	—	75	358	11	20	369
Other assets	3	1	—	—	6	—	—	31	—	1
Total assets	3,708,505	69,351	2,432,998	1,259,239	47,522,213	1,702,215	1,220,970	910,637	1,151,383	4,795,510

Liabilities:
Due to Sponsor Company	49	10	189	52	—	75	358	11	46	369
Payable for fund shares purchased	—	—	—	—	36,088	—	—	—	—	—
Other liabilities	49	3	2	1	—	1	—	—	11	—
Total liabilities	98	13	191	53	36,088	76	358	11	57	369

Net assets:
For contract liabilities	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,795,141
class 2	—	—	—	—	—	—	—	910,626	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	69,338	—	—	—	1,702,139	1,220,612	—	—	—
class I	3,708,407	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,432,807	1,259,186	41,452,696	—	—	—	—	—
class S2	—	—	—	—	6,033,429	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	1,151,326	—
Total contract liabilities	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

Shares:
class 1	—	—	—	—	—	—	—	—	—	196,603
class 2	—	—	—	—	—	—	—	7,211	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	4,440	—	—	—	47,125	118,968	—	—	—
class I	198,313	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	64,377	240,762	41,452,690	—	—	—	—	—
class S2	—	—	—	—	6,033,429	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	414,159	—
Total shares	198,313	4,440	64,377	240,762	47,486,119	47,125	118,968	7,211	414,159	196,603

Cost	$2,730,941	$80,524	$1,888,139	$1,466,096	$47,486,119	$1,364,822	$1,293,034	$685,591	$779,811	$3,563,096

Deferred contracts in the accumulation period:
Units owned by participants #	434,875	7,517	854,414	661,143	5,092,454	492,599	83,183	17,388	141,632	876,773
Minimum unit fair value #*	$7.541225	$9.225312	$2.422717	$1.671360	$8.357192	$2.869054	$12.789996	$52.370713	$7.656437	$4.492363
Maximum unit fair value #*	$76.784303	$9.225312	$2.881196	$2.005572	$10.229794	$3.789953	$14.380643	$52.370713	$29.900767	$62.870705
Contract liability	$3,708,379	$69,338	$2,404,548	$1,251,019	$47,151,220	$1,679,614	$1,166,413	$910,626	$1,108,622	$4,675,548

Contracts in payout (annuitization) period:
Units owned by participants #	4	—	9,808	4,072	35,734	6,055	3,807	—	5,578	21,737
Minimum unit fair value #*	$7.541225	$—	$2.881196	$2.005572	$9.145993	$3.719867	$14.183674	$—	$7.656437	$5.453039
Maximum unit fair value #*	$7.541225	$—	$2.881196	$2.005572	$9.468829	$3.719867	$14.380643	$—	$7.656437	$5.641790
Contract liability	$28	$—	$28,259.00	$8,167.00	$334,905.00	$22,525.00	$54,199.00	$—	$42,704.00	$119,593.00

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$3,004,484	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	985,885	10,068,814	11,597,052	891,550	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	330,032	337,252	195,045	652,885	90,200
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	3,004,484	985,885	10,068,814	11,597,052	891,550	330,032	337,252	195,045	652,885	90,200
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	128	19	55	102	1	4	3	12	2	—
Other assets	1	4	—	14	—	1	14	—	15	8
Total assets	3,004,613	985,908	10,068,869	11,597,168	891,551	330,037	337,269	195,057	652,902	90,208

Liabilities:
Due to Sponsor Company	128	38	62	109	22	4	3	12	2	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	19	10	—	12	1	—	9	1	—
Total liabilities	128	57	72	109	34	5	3	21	3	—

Net assets:
For contract liabilities	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

Contract Liabilities:
class 1	$3,004,485	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	985,851	10,068,797	11,597,059	891,517	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	330,032	337,266	195,036	652,899	90,208
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

Shares:
class 1	68,752	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	53,785	98,299	213,377	30,449	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	21,557	18,936	13,611	36,991	7,108
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	68,752	53,785	98,299	213,377	30,449	21,557	18,936	13,611	36,991	7,108

Cost	$2,031,240	$826,490	$6,299,528	$6,254,070	$611,537	$293,993	$296,484	$179,401	$518,441	$78,746

Deferred contracts in the accumulation period:
Units owned by participants #	708,860	207,086	876,975	813,569	202,612	9,763	8,088	6,594	17,349	5,001
Minimum unit fair value #*	$3.343810	$4.399403	$10.828016	$13.579629	$3.844780	$33.804293	$41.699217	$29.577914	$37.633270	$18.037397
Maximum unit fair value #*	$71.119354	$27.492632	$66.956158	$63.302839	$29.443949	$33.804293	$41.699217	$29.577914	$37.633270	$18.037397
Contract liability	$2,973,025	$985,851	$10,065,778	$11,596,540	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

Contracts in payout (annuitization) period:
Units owned by participants #	8,013	—	279	38	—	—	—	—	—	—
Minimum unit fair value #*	$3.926243	$—	$10.828016	$13.579629	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$3.926243	$—	$10.828016	$13.579629	$—	$—	$—	$—	$—	$—
Contract liability	$31,460	$—	$3,019	$519	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	710,317	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	621,651,577	193,759,820	1,105,516,641	528,013,366	31,721,715
class IB	—	—	—	—	—	59,798,123	45,948,398	102,196,730	92,962,282	3,883,103
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	136,439	15,797	29,570	14,437	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	136,439	15,797	29,570	14,437	710,317	681,449,700	239,708,218	1,207,713,371	620,975,648	35,604,818
Due from Sponsor Company	—	—	—	—	—	—	42,603	—	—	—
Receivable for fund shares sold	—	—	—	—	—	123,299	74	325,247	204,050	1,285
Other assets	15	—	—	—	17	21	—	2	1	3
Total assets	136,454	15,797	29,570	14,437	710,334	681,573,020	239,750,895	1,208,038,620	621,179,699	35,606,106

Liabilities:
Due to Sponsor Company	5	2	4	2	—	123,307	99	325,247	204,057	1,285
Payable for fund shares purchased	—	—	—	—	—	—	42,603	—	—	—
Other liabilities	—	17	5	21	—	52	24	109	1	—
Total liabilities	5	19	9	23	—	123,359	42,726	325,356	204,058	1,285

Net assets:
For contract liabilities	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641	$35,604,821

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	710,334	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	621,651,535	193,759,771	1,105,516,540	528,013,360	31,721,720
class IB	—	—	—	—	—	59,798,126	45,948,398	102,196,724	92,962,281	3,883,101
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	136,449	15,778	29,561	14,414	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641	$35,604,821

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	42,382	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	17,526,123	17,162,074	20,374,431	19,144,793	1,345,851
class IB	—	—	—	—	—	1,652,795	4,095,223	1,924,609	3,395,262	180,862
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	9,442	1,278	1,911	922	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	9,442	1,278	1,911	922	42,382	19,178,918	21,257,297	22,299,040	22,540,055	1,526,713

Cost	$121,618	$13,466	$23,555	$13,421	$650,975	$424,404,519	$239,060,709	$936,658,925	$455,765,155	$30,514,498

Deferred contracts in the accumulation period:
Units owned by participants #	4,960.00	487	806	321	32,615	81,060,458	67,902,263	63,702,643	71,924,198	3,414,634
Minimum unit fair value #*	$27.509751	$32.467727	$36.680084	$44.904297	$21.778648	$2.217256	$1.548846	$3.650051	$3.649687	$8.065471
Maximum unit fair value #*	$27.509751	$32.467727	$36.680084	$44.904297	$21.778648	$33.074402	$24.764627	$102.085663	$56.960594	$59.504532
Contract liability	$136,449	$15,778	$29,561	$14,414	$710,334	$658,287,305	$234,896,836	$1,181,405,061	$606,709,754	$34,942,173

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	2,242,587	1,412,393	1,010,272	1,461,309	62,906
Minimum unit fair value #*	$—	$—	$—	$—	$—	$2.611695	$2.059652	$4.285807	$5.078858	$9.553495
Maximum unit fair value #*	$—	$—	$—	$—	$—	$21.315701	$10.952566	$74.084472	$14.320828	$10.762999
Contract liability	$—	$—	$—	$—	$—	$23,162,356	$4,811,333	$26,308,203	$14,265,887	$662,648

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	193,813,584	84,506	—
class IA	296,798,176	125,039,177	226,446,559	83,903,124	84,683,154	46,758,826	484,501,733	—	—	—
class IB	65,385,964	19,768,562	18,335,136	16,513,787	12,040,686	11,316,647	33,395,784	—	—	—
class II	—	—	—	—	—	—	—	—	—	254,464
class III	—	—	—	—	—	—	—	10,750,462	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	362,184,140	144,807,739	244,781,695	100,416,911	96,723,840	58,075,473	517,897,517	204,564,046	84,506	254,464
Due from Sponsor Company	—	—	—	—	—	14,570	—	—	—	—
Receivable for fund shares sold	134,599	26,903	229,020	14,654	41,586	—	124,872	53,079	5	—
Other assets	8	25	—	—	2	1	—	3	1	5
Total assets	362,318,747	144,834,667	245,010,715	100,431,565	96,765,428	58,090,044	518,022,389	204,617,128	84,512	254,469

Liabilities:
Due to Sponsor Company	134,599	26,905	229,020	14,680	41,586	—	124,893	53,079	5	—
Payable for fund shares purchased	—	—	—	—	—	14,570	—	—	—	—
Other liabilities	14	13	6	39	—	15	280	23	—	12
Total liabilities	134,613	26,918	229,026	14,719	41,586	14,585	125,173	53,102	5	12

Net assets:
For contract liabilities	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216	$204,564,026	$84,507	$254,457

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	193,813,564	84,507	—
class IA	296,798,168	125,039,189	226,446,555	83,903,057	84,683,156	46,758,812	484,501,434	—	—	—
class IB	65,385,966	19,768,560	18,335,134	16,513,789	12,040,686	11,316,647	33,395,782	—	—	—
class II	—	—	—	—	—	—	—	—	—	254,457
class III	—	—	—	—	—	—	—	10,750,462	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216	$204,564,026	$84,507	$254,457

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	6,009,723	3,873	—
class IA	14,234,925	5,982,735	5,617,627	8,390,312	3,446,608	1,277,563	4,253,373	—	—	—
class IB	3,188,004	932,040	478,100	1,653,032	566,620	325,472	293,357	—	—	—
class II	—	—	—	—	—	—	—	—	—	10,912
class III	—	—	—	—	—	—	—	337,217	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	17,422,929	6,914,775	6,095,727	10,043,344	4,013,228	1,603,035	4,546,730	6,346,940	3,873	10,912

Cost	$269,015,798	$90,106,570	$191,774,766	$101,260,083	$78,208,069	$43,759,008	$221,077,106	$153,478,809	$77,855	$221,103

Deferred contracts in the accumulation period:
Units owned by participants #	63,916,512	38,811,579	16,556,822	68,832,274	11,940,170	9,995,648	40,202,401	11,530,473	16,871	12,541
Minimum unit fair value #*	$3.241179	$1.681150	$5.153638	$0.494866	$2.886486	$4.267235	$2.553198	$16.439610	$4.755026	$20.291179
Maximum unit fair value #*	$56.169042	$31.668449	$57.024243	$12.094329	$53.075700	$57.127917	$78.033376	$18.599412	$5.014776	$20.291179
Contract liability	$356,483,843	$141,905,449	$240,441,296	$98,213,759	$95,418,500	$57,248,813	$502,563,327	$198,417,258	$84,507	$254,457

Contracts in payout (annuitization) period:
Units owned by participants #	1,118,999	713,577	281,098	1,320,778	142,742	156,566	859,481	355,390	—	—
Minimum unit fair value #*	$3.840010	$1.938601	$6.106011	$0.549608	$3.328972	$5.026946	$2.944470	$16.995429	$—	$—
Maximum unit fair value #*	$13.860691	$5.408816	$16.742512	$3.291895	$9.847619	$5.575570	$69.028249	$17.841986	$—	$—
Contract liability	$5,700,291	$2,902,300	$4,340,393	$2,203,087	$1,305,342	$826,646	$15,333,889	$6,146,768	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$6,023,355	$2,994,599	$6,076,885	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	449,765	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	219,412	—	—	—
class II	—	959,271	—	—	—	—	—	—	11,001,131	199,636
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	164,057	—	—	—	—	539,301	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	164,057	959,271	6,023,355	2,994,599	6,076,885	539,301	219,412	449,765	11,001,131	199,636
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	459	191	651	—	—	—	1,030	—
Other assets	—	22	3	1	2	2	9	102	—	2
Total assets	164,057	959,293	6,023,817	2,994,791	6,077,538	539,303	219,421	449,867	11,002,161	199,638

Liabilities:
Due to Sponsor Company	—	—	459	191	651	—	—	—	1,030	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	—	—	—	—	5	—	14	1	3
Total liabilities	3	—	459	191	651	5	—	14	1,031	3

Net assets:
For contract liabilities	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421	$449,853	$11,001,130	$199,635

Contract Liabilities:
class 1	$—	$—	$6,023,358	$2,994,600	$6,076,887	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	449,853	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	219,421	—	—	—
class II	—	959,293	—	—	—	—	—	—	11,001,130	199,635
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	164,054	—	—	—	—	539,298	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421	$449,853	$11,001,130	$199,635

Shares:
class 1	—	—	159,517	408,540	115,949	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	32,149	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	15,785	—	—	—
class II	—	59,805	—	—	—	—	—	—	550,883	8,764
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	7,983	—	—	—	—	9,600	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	7,983	59,805	159,517	408,540	115,949	9,600	15,785	32,149	550,883	8,764

Cost	$133,222	$1,236,516	$2,774,427	$3,376,670	$2,061,548	$386,168	$202,109	$424,233	$9,527,623	$175,384

Deferred contracts in the accumulation period:
Units owned by participants #	6,268	14,787	264,429	215,351	192,034	17,429	9,267	26,614	2,813,917	8,233
Minimum unit fair value #*	$26.173735	$64.874039	$20.099028	$12.613899	$28.471480	$30.942419	$23.677722	$16.904037	$3.429091	$24.247878
Maximum unit fair value #*	$26.173735	$64.874039	$22.965463	$13.953983	$31.774387	$30.942419	$23.677722	$16.904037	$4.100453	$24.247878
Contract liability	$164,054	$959,293	$5,850,447	$2,913,267	$5,895,835	$539,298	$219,421	$449,853	$10,905,815	$199,635

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	7,605	5,883	5,756	—	—	—	24,253	—
Minimum unit fair value #*	$—	$—	$22.600992	$13.771444	$31.358657	$—	$—	$—	$3.905202	$—
Maximum unit fair value #*	$—	$—	$22.965463	$13.953983	$31.774387	$—	$—	$—	$4.034327	$—
Contract liability	$—	$—	$172,911	$81,333	$181,052	$—	$—	$—	$95,315	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$2,149,034	$2,088,269
class 2	—	—	—	—	—	—	—	24,133	—	4,444
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	126,790	1,453,845	285,836	79,635	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	145,621	—	—	—	—	—
class S1	—	—	—	—	—	—	1,687,243	—	—	—
class S2	—	—	—	—	—	114,740	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	126,790	1,453,845	285,836	79,635	145,621	114,740	1,687,243	24,133	2,149,034	2,092,713
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	5	58	15	3	—	—	72	1	86	86
Other assets	1	—	—	—	1	7	—	—	—	1
Total assets	126,796	1,453,903	285,851	79,638	145,622	114,747	1,687,315	24,134	2,149,120	2,092,800

Liabilities:
Due to Sponsor Company	5	58	15	3	5	4	72	1	86	86
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	1	2	—	—	3	—
Total liabilities	5	58	16	4	6	6	72	1	89	86

Net assets:
For contract liabilities	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243	$24,133	$2,149,031	$2,092,714

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$2,149,031	$2,088,270
class 2	—	—	—	—	—	—	—	24,133	—	4,444
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	126,791	1,453,845	285,835	79,634	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	145,616	—	—	—	—	—
class S1	—	—	—	—	—	—	1,687,243	—	—	—
class S2	—	—	—	—	—	114,741	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243	$24,133	$2,149,031	$2,092,714

Shares:
class 1	—	—	—	—	—	—	—	—	1,096,446	141,481
class 2	—	—	—	—	—	—	—	1,053	—	317
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	2,310	10,376	6,176	6,047	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	15,475	—	—	—	—	—
class S1	—	—	—	—	—	—	19,037	—	—	—
class S2	—	—	—	—	—	5,451	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	2,310	10,376	6,176	6,047	15,475	5,451	19,037	1,053	1,096,446	141,798

Cost	$52,104	$276,248	$128,651	$46,188	$139,711	$97,222	$1,203,040	$16,358	$3,147,264	$1,439,213

Deferred contracts in the accumulation period:
Units owned by participants #	23,920	392,707	53,324	34,425	6,601	4,129	45,037	7,616	1,180,300	43,995
Minimum unit fair value #*	$4.514370	$3.471758	$2.701266	$2.125295	$22.059513	$27.789457	$34.570320	$3.168721	$1.238457	$5.994151
Maximum unit fair value #*	$4.961425	$4.906787	$33.827461	$2.381081	$22.059513	$27.789457	$38.518657	$3.168721	$2.482663	$49.742362
Contract liability	$112,403	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,681,559	$24,133	$2,131,427	$2,072,485

Contracts in payout (annuitization) period:
Units owned by participants #	3,024	—	—	—	—	—	148	—	7,189	417
Minimum unit fair value #*	$4.758189	$—	$—	$—	$—	$—	$38.518657	$—	$2.355330	$48.063182
Maximum unit fair value #*	$4.758189	$—	$—	$—	$—	$—	$38.518657	$—	$2.482663	$49.176306
Contract liability	$14,388	$—	$—	$—	$—	$—	$5,684	$—	$17,604	$20,229

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$3,136,409	$31,193,055	$—	$11,907,330
class 2	—	—	4,191,340	—
class ADM	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	—	—	—	—
class INV	—	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV2	—	—	—	—
class - N/A	—	—	—	—
Total investments	3,136,409	31,193,055	4,191,340	11,907,330
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	124	5,064	289	741
Other assets	2	2	2	4
Total assets	3,136,535	31,198,121	4,191,631	11,908,075

Liabilities:
Due to Sponsor Company	124	5,064	289	741
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	124	5,064	289	741

Net assets:
For contract liabilities	$3,136,411	$31,193,057	$4,191,342	$11,907,334

Contract Liabilities:
class 1	$3,136,411	$31,193,057	$—	$11,907,334
class 2	—	—	4,191,342	—
class ADM	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	—	—	—	—
class INV	—	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV2	—	—	—	—
class - N/A	—	—	—	—
Total contract liabilities	$3,136,411	$31,193,057	$4,191,342	$11,907,334

Shares:
class 1	89,714	821,951	—	202,712
class 2	—	—	279,796	—
class ADM	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	—	—	—	—
class INV	—	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV2	—	—	—	—
class - N/A	—	—	—	—
Total shares	89,714	821,951	279,796	202,712

Cost	$2,180,342	$10,810,757	$3,630,979	$4,400,175

Deferred contracts in the accumulation period:
Units owned by participants #	83,186	1,075,668	283,811	437,144
Minimum unit fair value #*	$33.552354	$26.900792	$13.631604	$24.970289
Maximum unit fair value #*	$38.577114	$28.915593	$14.653008	$26.840519
Contract liability	$3,110,494	$30,871,483	$4,090,201	$11,625,358

Contracts in payout (annuitization) period:
Units owned by participants #	680	11,152	6,942	10,536
Minimum unit fair value #*	$37.592979	$28.666078	$14.526509	$26.608923
Maximum unit fair value #*	$38.577114	$28.915593	$14.653008	$26.840519
Contract liability	$25,917	$321,574	$101,141	$281,976

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(3) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(4) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(5) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(6) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(7) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(8) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(9) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(10) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,154	$15,498	$58,774	$3,240	$10,232	$16,499	$1,891	$13,019	$—

Expenses:
Administrative charges	—	—	—	(775)	—	—	—	—	—	—
Mortality and expense risk charges	(48,235)	(831)	(36,986)	(17,843)	(654,634)	(25,508)	(17,031)	(10,839)	(13,430)	(95,408)
Total expenses	(48,235)	(831)	(36,986)	(18,618)	(654,634)	(25,508)	(17,031)	(10,839)	(13,430)	(95,408)
Net investment income (loss)	(48,235)	323	(21,488)	40,156	(651,394)	(15,276)	(532)	(8,948)	(411)	(95,408)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	253,471	(820)	139,325	(15,945)	—	31,149	(5,831)	19,565	27,774	603,485
Net realized gain distributions	472,278	—	53,082	—	—	—	35,232	111,504	33,598	1,000,370
Change in unrealized appreciation (depreciation) during the period	(318,886)	6,061	434,840	9,564	—	335,351	(67,063)	33,350	82,572	(1,692,060)
Net gain (loss) on investments	406,863	5,241	627,247	(6,381)	—	366,500	(37,662)	164,419	143,944	(88,205)
Net increase (decrease) in net assets resulting from operations	$358,628	$5,564	$605,759	$33,775	$(651,394)	$351,224	$(38,194)	$155,471	$143,533	$(183,613)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$15,714	$—	$6,931	$4,612	$2,755	$2,806	$1,636	$5,371	$723

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(51,181)	(11,630)	(120,221)	(131,566)	(11,202)	(3,076)	(3,293)	(1,672)	(9,374)	(1,960)
Total expenses	(51,181)	(11,630)	(120,221)	(131,566)	(11,202)	(3,076)	(3,293)	(1,672)	(9,374)	(1,960)
Net investment income (loss)	(51,181)	4,084	(120,221)	(124,635)	(6,590)	(321)	(487)	(36)	(4,003)	(1,237)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	440,653	19,359	837,505	963,154	69,029	430	870	194	43,041	16,857
Net realized gain distributions	351,887	5,371	2,063,849	1,353,732	66,743	12,751	8,143	4,519	25,850	3,369
Change in unrealized appreciation (depreciation) during the period	(286,986)	55,249	(815,764)	335,721	26,887	4,164	14,064	1,317	2,460	(15,450)
Net gain (loss) on investments	505,554	79,979	2,085,590	2,652,607	162,659	17,345	23,077	6,030	71,351	4,776
Net increase (decrease) in net assets resulting from operations	$454,373	$84,063	$1,965,369	$2,527,972	$156,069	$17,024	$22,590	$5,994	$67,348	$3,539

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$267	$1,774	$517	$265	$83	$33,929	$6,453,200	$5,957,588	$5,329,127	$7,259,374

Expenses:
Administrative charges	—	—	—	—	—	—	(7,159)	(9,731)	(19,072)	(15,826)
Mortality and expense risk charges	(838)	(2,565)	(1,198)	(431)	(99)	(8,880)	(8,874,727)	(3,705,052)	(16,110,320)	(8,355,767)
Total expenses	(838)	(2,565)	(1,198)	(431)	(99)	(8,880)	(8,881,886)	(3,714,783)	(16,129,392)	(8,371,593)
Net investment income (loss)	(571)	(791)	(681)	(166)	(16)	25,049	(2,428,686)	2,242,805	(10,800,265)	(1,112,219)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,828	13,308	28,743	1,584	217	2,997	29,614,853	1,116,801	37,395,839	17,519,463
Net realized gain distributions	356	5,022	2,162	414	188	—	35,326,659	6,193,501	104,960,715	28,638,097
Change in unrealized appreciation (depreciation) during the period	(3,830)	(801)	(18,274)	1,998	726	71,141	47,233,791	(16,022,061)	18,956,046	106,873,951
Net gain (loss) on investments	354	17,529	12,631	3,996	1,131	74,138	112,175,303	(8,711,759)	161,312,600	153,031,511
Net increase (decrease) in net assets resulting from operations	$(217)	$16,738	$11,950	$3,830	$1,115	$99,187	$109,746,617	$(6,468,954)	$150,512,335	$151,919,292

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)

Investment income:
Dividends	$69,834	$1,795,632	$1,451,892	$—	$703,937	$—	$—	$5,751,485	$15,076	$—

Expenses:
Administrative charges	—	—	(4,047)	—	(2,537)	(1,893)	—	(4,397)	—	—
Mortality and expense risk charges	(517,283)	(5,242,904)	(2,091,838)	(3,390,086)	(1,521,190)	(1,427,424)	(948,990)	(6,244,560)	(26,312)	(30,420)
Total expenses	(517,283)	(5,242,904)	(2,095,885)	(3,390,086)	(1,523,727)	(1,429,317)	(948,990)	(6,248,957)	(26,312)	(30,420)
Net investment income (loss)	(447,449)	(3,447,272)	(643,993)	(3,390,086)	(819,790)	(1,429,317)	(948,990)	(497,472)	(11,236)	(30,420)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	760,247	12,256,443	8,337,771	9,057,800	(35,373)	6,529,722	3,774,288	34,442,764	117,404	(1,070,934)
Net realized gain distributions	3,788,153	14,569,740	—	39,854,999	—	12,364,451	4,850,740	17,639,780	122,494	571,703
Change in unrealized appreciation (depreciation) during the period	(1,181,171)	50,470,626	1,443,923	(25,137,924)	(904,217)	(17,004,313)	(6,202,784)	51,540,582	128,705	490,548
Net gain (loss) on investments	3,367,229	77,296,809	9,781,694	23,774,875	(939,590)	1,889,860	2,422,244	103,623,126	368,603	(8,683)
Net increase (decrease) in net assets resulting from operations	$2,919,780	$73,849,537	$9,137,701	$20,384,789	$(1,759,380)	$460,543	$1,473,254	$103,125,654	$357,367	$(39,103)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account

Investment income:
Dividends	$2,431,869	$—	$4,147	$2,954	$—	$—	$286,726	$—	$—	$3,834

Expenses:
Administrative charges	—	—	—	—	—	—	(740)	(1,700)	—	—
Mortality and expense risk charges	(2,464,383)	(1,643)	(2,780)	(2,246)	(17,035)	(92,226)	(49,127)	(98,141)	(7,026)	(4,007)
Total expenses	(2,464,383)	(1,643)	(2,780)	(2,246)	(17,035)	(92,226)	(49,867)	(99,841)	(7,026)	(4,007)
Net investment income (loss)	(32,514)	(1,643)	1,367	708	(17,035)	(92,226)	236,859	(99,841)	(7,026)	(173)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,890,218	1,965	626	8,860	143,026	507,894	(70,243)	578,748	25,574	15,871
Net realized gain distributions	13,832,848	12,154	—	1,763	613,724	—	—	—	29,106	—
Change in unrealized appreciation (depreciation) during the period	25,544,315	(324)	69,638	16,418	(873,271)	823,856	(78,390)	355,422	23,855	42,387
Net gain (loss) on investments	45,267,381	13,795	70,264	27,041	(116,521)	1,331,750	(148,633)	934,170	78,535	58,258
Net increase (decrease) in net assets resulting from operations	$45,234,867	$12,152	$71,631	$27,749	$(133,556)	$1,239,524	$88,226	$834,329	$71,509	$58,085

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$26,241	$9,549	$1,449	$—	$—	$—	$—	$1,984	$2,108	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(6,627)	(158,373)	(2,508)	(2,091)	(20,755)	(5,090)	(1,155)	(2,031)	(1,588)	(27,851)
Total expenses	(6,627)	(158,373)	(2,508)	(2,091)	(20,755)	(5,090)	(1,155)	(2,031)	(1,588)	(27,851)
Net investment income (loss)	19,614	(148,824)	(1,059)	(2,091)	(20,755)	(5,090)	(1,155)	(47)	520	(27,851)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,883	133,428	4,163	51,743	93,616	6,412	16,706	825	7,531	128,699
Net realized gain distributions	—	823,730	—	—	—	—	—	—	—	197,560
Change in unrealized appreciation (depreciation) during the period	(8,144)	1,602,152	40,812	(33,212)	121,881	56,858	(8,120)	36,618	22,168	(142,309)
Net gain (loss) on investments	2,739	2,559,310	44,975	18,531	215,497	63,270	8,586	37,443	29,699	183,950
Net increase (decrease) in net assets resulting from operations	$22,353	$2,410,486	$43,916	$16,440	$194,742	$58,180	$7,431	$37,396	$30,219	$156,099

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$132	$31,057	$—	$7,246	$—	$53,132	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—
Mortality and expense risk charges	(430)	(33,696)	(34,877)	(40,577)	(399,697)	(76,295)	(167,640)
Total expenses	(430)	(33,696)	(34,877)	(40,577)	(399,697)	(76,295)	(167,640)
Net investment income (loss)	(298)	(2,639)	(34,877)	(33,331)	(399,697)	(23,163)	(167,640)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	140	(409,729)	207,910	101,218	1,963,411	250,561	1,099,292
Net realized gain distributions	2,106	—	239,685	145,285	—	102,965	—
Change in unrealized appreciation (depreciation) during the period	981	545,014	(273,877)	373,192	5,328,609	85,682	916,428
Net gain (loss) on investments	3,227	135,285	173,718	619,695	7,292,020	439,208	2,015,720
Net increase (decrease) in net assets resulting from operations	$2,929	$132,646	$138,841	$586,364	$6,892,323	$416,045	$1,848,080

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Not Funded as of December 31, 2021.
(3) Liquidated as of July 30, 2021.
(4) Liquidated as of November 30, 2021.
(5) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(6) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(7) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(8) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(9) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(10) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(11) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(12) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(13) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(48,235)	$323	$(21,488)	$40,156	$(651,394)	$(15,276)	$(532)	$(8,948)	$(411)	$(95,408)
Net realized gain (loss) on security transactions	253,471	(820)	139,325	(15,945)	—	31,149	(5,831)	19,565	27,774	603,485
Net realized gain distributions	472,278	—	53,082	—	—	—	35,232	111,504	33,598	1,000,370
Change in unrealized appreciation (depreciation) during the period	(318,886)	6,061	434,840	9,564	—	335,351	(67,063)	33,350	82,572	(1,692,060)
Net increase (decrease) in net assets resulting from operations	358,628	5,564	605,759	33,775	(651,394)	351,224	(38,194)	155,471	143,533	(183,613)

Unit transactions:
Purchases	32,653	1	4,460	40	205,191	31,587	—	5,119	3,811	8,772
Net transfers	(203,018)	5,782	(364,394)	116,223	13,771,343	6,230	(10,331)	238,823	(48,198)	(1,070,484)
Surrenders for benefit payments and fees	(323,963)	(3,171)	(304,150)	(33,498)	(12,907,163)	(41,619)	(17,727)	(55,674)	(37,807)	(552,112)
Other transactions	432	(5)	5	3	(29)	(23)	—	27	—	(170)
Death benefits	—	—	(57,166)	(9,655)	(2,185,703)	(11,162)	(37,253)	—	—	(51,889)
Net loan activity	(9)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(446)	—	(84,340)	(5,051)	192,164	(5,830)	(21,202)	—	(10,833)	(4,298)
Net increase (decrease) in net assets resulting from unit transactions	(494,351)	2,607	(805,585)	68,062	(924,197)	(20,817)	(86,513)	188,295	(93,027)	(1,670,181)
Net increase (decrease) in net assets	(135,723)	8,171	(199,826)	101,837	(1,575,591)	330,407	(124,707)	343,766	50,506	(1,853,794)

Net assets:
Beginning of period	3,844,130	61,167	2,632,633	1,157,349	49,061,716	1,371,732	1,345,319	566,860	1,100,820	6,648,935
End of period	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(51,181)	$4,084	$(120,221)	$(124,635)	$(6,590)	$(321)	$(487)	$(36)	$(4,003)	$(1,237)
Net realized gain (loss) on security transactions	440,653	19,359	837,505	963,154	69,029	430	870	194	43,041	16,857
Net realized gain distributions	351,887	5,371	2,063,849	1,353,732	66,743	12,751	8,143	4,519	25,850	3,369
Change in unrealized appreciation (depreciation) during the period	(286,986)	55,249	(815,764)	335,721	26,887	4,164	14,064	1,317	2,460	(15,450)
Net increase (decrease) in net assets resulting from operations	454,373	84,063	1,965,369	2,527,972	156,069	17,024	22,590	5,994	67,348	3,539

Unit transactions:
Purchases	—	11,406	70,965	70,577	15,001	8	48	—	10,339	3
Net transfers	(537,665)	19,102	(14,832)	(9,416)	11,958	102,075	194,335	110,406	(659)	—
Surrenders for benefit payments and fees	(638,744)	(109,133)	(1,410,348)	(1,328,604)	(178,778)	(22)	(3,587)	(13)	(175,941)	(120,492)
Other transactions	(1)	(14)	1	(20)	(13)	(1)	14	(6)	15	6
Death benefits	—	—	—	—	—	—	—	—	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(4,334)	—	(1,199)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,180,744)	(78,639)	(1,355,413)	(1,267,463)	(151,832)	102,060	190,810	110,387	(166,246)	(120,483)
Net increase (decrease) in net assets	(726,371)	5,424	609,956	1,260,509	4,237	119,084	213,400	116,381	(98,898)	(116,944)

Net assets:
Beginning of period	3,730,856	980,427	9,458,841	10,336,550	887,280	210,948	123,866	78,655	751,797	207,152
End of period	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(571)	$(791)	$(681)	$(166)	$(16)	$25,049	$(2,428,686)	$2,242,805	$(10,800,265)	$(1,112,219)
Net realized gain (loss) on security transactions	3,828	13,308	28,743	1,584	217	2,997	29,614,853	1,116,801	37,395,839	17,519,463
Net realized gain distributions	356	5,022	2,162	414	188	—	35,326,659	6,193,501	104,960,715	28,638,097
Change in unrealized appreciation (depreciation) during the period	(3,830)	(801)	(18,274)	1,998	726	71,141	47,233,791	(16,022,061)	18,956,046	106,873,951
Net increase (decrease) in net assets resulting from operations	(217)	16,738	11,950	3,830	1,115	99,187	109,746,617	(6,468,954)	150,512,335	151,919,292

Unit transactions:
Purchases	—	—	—	—	6,850	689	3,533,783	1,697,773	5,174,300	2,390,661
Net transfers	—	(518)	15,460	4,738	4,928	(5,259)	4,168,018	6,918,576	(13,274,205)	(4,343,176)
Surrenders for benefit payments and fees	(176,113)	(182,571)	(153,435)	(8,375)	(2,254)	(45,666)	(46,304,662)	(22,064,869)	(87,955,458)	(44,132,215)
Other transactions	—	14	(15)	1	(21)	15	148,393	11,612	75,834	16,327
Death benefits	—	—	—	—	—	—	(20,134,407)	(7,972,432)	(29,670,015)	(15,720,567)
Net loan activity	—	—	—	—	—	—	—	—	—	(9)
Net annuity transactions	—	—	—	—	—	—	(4,497,325)	(1,165,490)	(2,577,769)	(1,582,819)
Net increase (decrease) in net assets resulting from unit transactions	(176,113)	(183,075)	(137,990)	(3,636)	9,503	(50,221)	(63,086,200)	(22,574,830)	(128,227,313)	(63,371,798)
Net increase (decrease) in net assets	(176,330)	(166,337)	(126,040)	194	10,618	48,966	46,660,417	(29,043,784)	22,285,022	88,547,494

Net assets:
Beginning of period	176,330	302,786	141,818	29,367	3,796	661,368	634,789,244	268,751,953	1,185,428,242	532,428,147
End of period	$—	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)

Operations:
Net investment income (loss)	$(447,449)	$(3,447,272)	$(643,993)	$(3,390,086)	$(819,790)	$(1,429,317)	$(948,990)	$(497,472)	$(11,236)	$(30,420)
Net realized gain (loss) on security transactions	760,247	12,256,443	8,337,771	9,057,800	(35,373)	6,529,722	3,774,288	34,442,764	117,404	(1,070,934)
Net realized gain distributions	3,788,153	14,569,740	—	39,854,999	—	12,364,451	4,850,740	17,639,780	122,494	571,703
Change in unrealized appreciation (depreciation) during the period	(1,181,171)	50,470,626	1,443,923	(25,137,924)	(904,217)	(17,004,313)	(6,202,784)	51,540,582	128,705	490,548
Net increase (decrease) in net assets resulting from operations	2,919,780	73,849,537	9,137,701	20,384,789	(1,759,380)	460,543	1,473,254	103,125,654	357,367	(39,103)

Unit transactions:
Purchases	273,370	1,867,609	795,497	2,100,661	570,283	905,475	244,050	1,956,912	35,014	9,561
Net transfers	(356,280)	(11,157,102)	(604,557)	(3,565,010)	3,837,360	(5,171,265)	121,209	(7,115,528)	(2,920,470)	(2,146,830)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,782,066)	(28,259,241)	(11,178,087)	(16,162,082)	(10,511,090)	(7,281,870)	(5,324,192)	(36,186,338)	(240,532)	(169,373)
Other transactions	937	(5,730)	3,439	7,786	(56,186)	3,000	(1,926)	138,445	1,388	3
Death benefits	(768,047)	(7,273,162)	(2,812,619)	(5,188,124)	(2,406,086)	(1,934,182)	(771,072)	(10,988,511)	(73,212)	(34,040)
Net loan activity	—	—	(7)	—	—	—	—	—	—	—
Net annuity transactions	212,627	(1,151,771)	(623,052)	(907,412)	(379,664)	104,865	(144,726)	(2,316,850)	(162,426)	(93,114)
Net increase (decrease) in net assets resulting from unit transactions	(3,419,459)	(45,979,397)	(14,419,386)	(23,714,181)	(8,945,383)	(13,373,977)	(5,876,657)	(54,511,870)	(3,360,238)	(2,433,793)
Net increase (decrease) in net assets	(499,679)	27,870,140	(5,281,685)	(3,329,392)	(10,704,763)	(12,913,434)	(4,403,403)	48,613,784	(3,002,871)	(2,472,896)

Net assets:
Beginning of period	36,104,500	334,313,994	150,089,434	248,111,081	111,121,609	109,637,276	62,478,862	469,283,432	3,002,871	2,472,896
End of period	$35,604,821	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account

Operations:
Net investment income (loss)	$(32,514)	$(1,643)	$1,367	$708	$(17,035)	$(92,226)	$236,859	$(99,841)	$(7,026)	$(173)
Net realized gain (loss) on security transactions	5,890,218	1,965	626	8,860	143,026	507,894	(70,243)	578,748	25,574	15,871
Net realized gain distributions	13,832,848	12,154	—	1,763	613,724	—	—	—	29,106	—
Change in unrealized appreciation (depreciation) during the period	25,544,315	(324)	69,638	16,418	(873,271)	823,856	(78,390)	355,422	23,855	42,387
Net increase (decrease) in net assets resulting from operations	45,234,867	12,152	71,631	27,749	(133,556)	1,239,524	88,226	834,329	71,509	58,085

Unit transactions:
Purchases	1,232,859	—	2,071	7	4,658	2,199	1,979	4,072	5,733	1,266
Net transfers	3,608,405	(13,787)	(807)	(20,166)	(526,456)	(257,654)	34,757	(68,740)	(816)	83,052
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(14,051,182)	(2)	(10,129)	(13,684)	(87,685)	(418,622)	(376,524)	(503,517)	(73,535)	(62,594)
Other transactions	139,945	1	(13)	1	21	(3)	—	(53)	(6)	9
Death benefits	(4,143,481)	—	—	—	—	(104,640)	(66,829)	(110,576)	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(276,490)	—	—	—	—	85,757	(10,033)	9,655	—	—
Net increase (decrease) in net assets resulting from unit transactions	(13,489,944)	(13,788)	(8,878)	(33,842)	(609,462)	(692,963)	(416,650)	(669,159)	(68,624)	21,733
Net increase (decrease) in net assets	31,744,923	(1,636)	62,753	(6,093)	(743,018)	546,561	(328,424)	165,170	2,885	79,818

Net assets:
Beginning of period	172,819,103	86,143	191,704	170,147	1,702,311	5,476,797	3,323,024	5,911,717	536,413	139,603
End of period	$204,564,026	$84,507	$254,457	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$19,614	$(148,824)	$(1,059)	$(2,091)	$(20,755)	$(5,090)	$(1,155)	$(47)	$520	$(27,851)
Net realized gain (loss) on security transactions	10,883	133,428	4,163	51,743	93,616	6,412	16,706	825	7,531	128,699
Net realized gain distributions	—	823,730	—	—	—	—	—	—	—	197,560
Change in unrealized appreciation (depreciation) during the period	(8,144)	1,602,152	40,812	(33,212)	121,881	56,858	(8,120)	36,618	22,168	(142,309)
Net increase (decrease) in net assets resulting from operations	22,353	2,410,486	43,916	16,440	194,742	58,180	7,431	37,396	30,219	156,099

Unit transactions:
Purchases	8,416	12,506	989	—	—	—	—	428	428	50
Net transfers	18,572	(274,361)	57,764	26,199	940	—	28,079	(430)	46,984	(49,652)
Surrenders for benefit payments and fees	(119,194)	(637,119)	(66,602)	(4,066)	(97,845)	(9,217)	(5,411)	(34,476)	(58,022)	(94,487)
Other transactions	102	(7)	(1)	(3)	8	(4)	—	(1)	9	—
Death benefits	—	(285,028)	—	(62,697)	—	—	(22,534)	—	—	(28,639)
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	(28,052)	—	(2,904)	—	—	—	—	—	(1,434)
Net increase (decrease) in net assets resulting from unit transactions	(92,104)	(1,212,061)	(7,850)	(43,471)	(96,897)	(9,221)	134	(34,479)	(10,601)	(174,162)
Net increase (decrease) in net assets	(69,751)	1,198,425	36,066	(27,031)	97,845	48,959	7,565	2,917	19,618	(18,063)

Net assets:
Beginning of period	519,604	9,802,705	163,569	153,822	1,356,000	236,876	72,069	142,699	95,123	1,705,306
End of period	$449,853	$11,001,130	$199,635	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(298)	$(2,639)	$(34,877)	$(33,331)	$(399,697)	$(23,163)	$(167,640)
Net realized gain (loss) on security transactions	140	(409,729)	207,910	101,218	1,963,411	250,561	1,099,292
Net realized gain distributions	2,106	—	239,685	145,285	—	102,965	—
Change in unrealized appreciation (depreciation) during the period	981	545,014	(273,877)	373,192	5,328,609	85,682	916,428
Net increase (decrease) in net assets resulting from operations	2,929	132,646	138,841	586,364	6,892,323	416,045	1,848,080

Unit transactions:
Purchases	—	226	9,555	1,139	4,192	1,734	22,180
Net transfers	—	(379,079)	(277,601)	248,434	71,346	(682,332)	(128,581)
Surrenders for benefit payments and fees	—	(207,682)	(199,672)	(245,822)	(1,833,748)	(574,476)	(1,101,820)
Other transactions	1	1	527	15	(77)	(9)	724
Death benefits	—	(12,133)	(667)	(5,522)	(389,049)	(60,731)	(273,147)
Net loan activity	—	—	—	—	—	—	—
Net annuity transactions	—	(15,261)	(3,800)	(41,062)	(146,029)	32,164	(139,998)
Net increase (decrease) in net assets resulting from unit transactions	1	(613,928)	(471,658)	(42,818)	(2,293,365)	(1,283,650)	(1,620,642)
Net increase (decrease) in net assets	2,930	(481,282)	(332,817)	543,546	4,598,958	(867,605)	227,438

Net assets:
Beginning of period	21,203	2,630,313	2,425,531	2,592,865	26,594,099	5,058,947	11,679,896
End of period	$24,133	$2,149,031	$2,092,714	$3,136,411	$31,193,057	$4,191,342	$11,907,334

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Not Funded as of December 31, 2021.
(3) Liquidated as of July 30, 2021.
(4) Liquidated as of November 30, 2021.
(5) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(6) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(7) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(8) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(9) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(10) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(11) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(12) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(13) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(37,453)	$169	$325	$47,174	$(553,143)	$(3,396)	$23,859	$(3,612)	$3,615	$(77,782)
Net realized gain (loss) on security transactions	90,922	(31,797)	18,044	(110,868)	—	3,778	(7,404)	15,075	17,705	170,425
Net realized gain distributions	342,685	—	589,741	—	—	70,642	—	8,511	32,152	85,984
Change in unrealized appreciation (depreciation) during the period	754,926	23,088	(314,868)	4,487	—	(65,678)	37,739	155,121	81,143	2,422,917
Net increase (decrease) in net assets resulting from operations	1,151,080	(8,540)	293,242	(59,207)	(553,143)	5,346	54,194	175,095	134,615	2,601,544

Unit transactions:
Purchases	34,176	—	3,720	—	138,751	32,754	70,746	2,794	3,001	1,204
Net transfers	(192,224)	(34,687)	44,887	110,444	25,255,384	(26,055)	15,412	71,519	8,420	(486,602)
Surrenders for benefit payments and fees	(266,602)	(31,577)	(281,457)	(21,781)	(9,931,350)	(138,133)	(107,758)	(4,488)	(25,351)	(224,891)
Other transactions	21	2	(46)	47	57	(3)	7	3	4	206
Death benefits	—	—	(60,699)	(14,960)	(1,477,307)	(8,845)	(11,667)	—	—	(18,989)
Net annuity transactions	(1,512)	—	(24,621)	(18,317)	17,669	(4,710)	(22,697)	—	(9,288)	(21,589)
Net increase (decrease) in net assets resulting from unit transactions	(426,141)	(66,262)	(318,216)	55,433	14,003,204	(144,992)	(55,957)	69,828	(23,214)	(750,661)
Net increase (decrease) in net assets	724,939	(74,802)	(24,974)	(3,774)	13,450,061	(139,646)	(1,763)	244,923	111,401	1,850,883

Net assets:
Beginning of period	3,119,191	135,969	2,657,607	1,161,123	35,611,655	1,511,378	1,347,082	321,937	989,419	4,798,052
End of period	$3,844,130	$61,167	$2,632,633	$1,157,349	$49,061,716	$1,371,732	$1,345,319	$566,860	$1,100,820	$6,648,935

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(45,809)	$2,914	$(88,477)	$(91,660)	$(6,456)	$(2,125)	$(273)	$(230)	$(611)	$167
Net realized gain (loss) on security transactions	97,108	1,954	503,585	655,481	34,698	21,789	952	11,153	2,070	180
Net realized gain distributions	229,458	12,033	734,195	50,083	3,811	24,450	5,138	3,490	24,271	710
Change in unrealized appreciation (depreciation) during the period	789,163	101,598	1,758,363	1,841,585	80,646	(20,294)	11,094	(4,840)	60,572	25,864
Net increase (decrease) in net assets resulting from operations	1,069,920	118,499	2,907,666	2,455,489	112,699	23,820	16,911	9,573	86,302	26,921

Unit transactions:
Purchases	—	4,866	70,756	80,507	15,520	—	1,836	—	41,217	—
Net transfers	151,102	(23,000)	45,457	(342,619)	(90,543)	(5,811)	(230)	—	98,018	166,886
Surrenders for benefit payments and fees	(214,848)	(116,165)	(803,756)	(1,180,721)	(60,721)	(356,370)	(66)	(76,141)	(7,052)	(32)
Other transactions	(19)	(7)	1	177	24	(145)	—	(1)	7	—
Death benefits	(13,306)	—	—	—	—	—	—	—	—	—
Net annuity transactions	25,050	—	(988)	(78)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,021)	(134,306)	(688,544)	(1,442,748)	(135,720)	(362,326)	1,540	(76,142)	132,190	166,854
Net increase (decrease) in net assets	1,017,899	(15,807)	2,219,122	1,012,741	(23,021)	(338,506)	18,451	(66,569)	218,492	193,775

Net assets:
Beginning of period	2,712,957	996,234	7,239,719	9,323,809	910,301	549,454	105,415	145,224	533,305	13,377
End of period	$3,730,856	$980,427	$9,458,841	$10,336,550	$887,280	$210,948	$123,866	$78,655	$751,797	$207,152

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(128)	$766	$(405)	$(117)	$(7)	$32,743	$1,816,376	$4,908,446	$(4,198,972)	$2,520,960
Net realized gain (loss) on security transactions	4,723	(11)	63	838	(1)	(13,312)	25,107,582	1,540,423	15,345,251	1,497,480
Net realized gain distributions	339	2,948	3,047	621	49	590	31,460,250	506,606	78,481,616	22,817,201
Change in unrealized appreciation (depreciation) during the period	3,829	11,414	14,157	2,437	336	(36,701)	(1,080,640)	9,366,924	110,652,725	3,469,294
Net increase (decrease) in net assets resulting from operations	8,763	15,117	16,862	3,779	377	(16,680)	57,303,568	16,322,399	200,280,620	30,304,935

Unit transactions:
Purchases	—	—	—	—	1,965	793	3,668,478	1,100,770	5,024,632	1,854,604
Net transfers	167,566	175,566	—	—	—	290	(3,675,859)	10,374,102	(22,160,790)	(11,640,277)
Surrenders for benefit payments and fees	—	(15,018)	(23)	(24,629)	(4)	(154,634)	(46,439,800)	(18,334,293)	(79,909,235)	(36,451,500)
Other transactions	—	—	—	(2)	—	(9)	73,268	15,557	39,050	8,351
Death benefits	—	—	—	—	—	—	(21,599,306)	(6,641,177)	(22,728,096)	(11,792,704)
Net annuity transactions	—	—	—	—	—	—	(3,470,149)	(302,613)	(693,188)	(483,449)
Net increase (decrease) in net assets resulting from unit transactions	167,566	160,548	(23)	(24,631)	1,961	(153,560)	(71,443,369)	27,061,493	(120,427,632)	(5,973,960)
Net increase (decrease) in net assets	176,329	175,665	16,839	(20,852)	2,338	(170,240)	(14,139,801)	43,383,892	79,852,988	24,330,975

Net assets:
Beginning of period	1	127,121	124,979	50,219	1,458	831,608	648,929,045	225,368,061	1,105,575,254	508,097,172
End of period	$176,330	$302,786	$141,818	$29,367	$3,796	$661,368	$634,789,244	$268,751,953	$1,185,428,242	$532,428,147

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(318,512)	$(1,221,329)	$599,978	$(1,941,112)	$199,776
Net realized gain (loss) on security transactions	804,407	2,134,654	5,024,359	6,849,401	142,712
Net realized gain distributions	6,073,139	5,605,527	—	13,788,086	—
Change in unrealized appreciation (depreciation) during the period	27,546	35,471,436	17,847,236	29,601,904	(625,759)
Net increase (decrease) in net assets resulting from operations	6,586,580	41,990,288	23,471,573	48,298,279	(283,271)

Unit transactions:
Purchases	191,461	432,321	832,899	1,031,128	367,766
Net transfers	(586,356)	(13,788,984)	(3,797,475)	(8,963,721)	5,660,785
Surrenders for benefit payments and fees	(2,936,510)	(12,516,577)	(10,097,446)	(11,445,836)	(8,218,058)
Other transactions	(223)	529	4,088	(971)	59,289
Death benefits	(733,363)	(3,304,093)	(3,214,186)	(3,748,170)	(2,575,870)
Net annuity transactions	20,139	3,587,287	(178,702)	145,987	1,197,494
Net increase (decrease) in net assets resulting from unit transactions	(4,044,852)	215,775,687	(16,450,834)	53,708,010	64,252,408
Net increase (decrease) in net assets	2,541,728	257,765,975	7,020,739	102,006,289	63,969,137

Net assets:
Beginning of period	33,562,772	76,548,019	143,068,695	146,104,792	47,152,472
End of period	$36,104,500	$334,313,994	$150,089,434	$248,111,081	$111,121,609

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,086,371)	$(785,629)	$1,508,671	$(26,526)	$(35,799)	$762,194	$(296)	$2,342
Net realized gain (loss) on security transactions	1,892,448	1,522,498	29,729,396	(61,451)	(94,535)	1,403,078	211	(4,111)
Net realized gain distributions	11,626,214	1,866,926	29,298,238	—	170,962	10,038,355	3,969	5,234
Change in unrealized appreciation (depreciation) during the period	25,536,906	12,298,924	(16,735,903)	53,151	235,616	12,589,922	6,688	(49,289)
Net increase (decrease) in net assets resulting from operations	37,969,197	14,902,719	43,800,402	(34,826)	276,244	24,793,549	10,572	(45,824)

Unit transactions:
Purchases	558,498	157,125	2,526,171	2,350	2,840	1,208,663	—	2,260
Net transfers	(565,525)	(3,045,419)	(6,396,345)	101,677	(22,123)	2,932,560	74,044	(1,166)
Surrenders for benefit payments and fees	(6,060,629)	(3,907,242)	(31,225,400)	(383,228)	(120,345)	(11,256,554)	(2)	(12,977)
Other transactions	1,115	(94)	67,748	3	4	51,371	—	1
Death benefits	(1,138,634)	(1,151,130)	(12,100,830)	(59,084)	(56,737)	(3,065,113)	—	—
Net annuity transactions	(118,632)	165,880	(2,214,930)	(21,498)	(13,240)	(344,509)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(7,323,807)	(7,780,880)	(49,343,586)	(359,780)	(209,601)	(10,473,582)	74,042	(11,882)
Net increase (decrease) in net assets	30,645,390	7,121,839	(5,543,184)	(394,606)	66,643	14,319,967	84,614	(57,706)

Net assets:
Beginning of period	78,991,886	55,357,023	474,826,616	3,397,477	2,406,253	158,499,136	1,529	249,410
End of period	$109,637,276	$62,478,862	$469,283,432	$3,002,871	$2,472,896	$172,819,103	$86,143	$191,704

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,377	$(11,273)	$(81,764)	$104,052	$(86,591)	$(4,333)	$(369)	$808	$(86,357)
Net realized gain (loss) on security transactions	284	127,426	297,466	(139,047)	548,069	26,460	(17,888)	3,191	(208,700)
Net realized gain distributions	6,907	99,272	—	—	—	15,304	—	—	713,671
Change in unrealized appreciation (depreciation) during the period	3,161	583,312	(279,019)	96,721	1,127,223	80,487	20,970	41,657	1,364,343
Net increase (decrease) in net assets resulting from operations	11,729	798,737	(63,317)	61,726	1,588,701	117,918	2,713	45,656	1,782,957

Unit transactions:
Purchases	—	2,978	12,209	5,267	7,914	6,128	672	5,962	16,499
Net transfers	—	356,365	(32,023)	126,512	(813,145)	(74,302)	3,372	95,500	28,853
Surrenders for benefit payments and fees	(22,831)	(17,540)	(353,120)	(258,332)	(424,124)	(87,457)	(3,605)	(59,401)	(436,834)
Other transactions	10	—	61	(18)	204	—	3	20	(25)
Death benefits	—	—	(26,139)	(21,068)	(44,308)	—	—	—	(162,875)
Net annuity transactions	—	—	(10,696)	(51,051)	(24,443)	—	—	—	(5,944)
Net increase (decrease) in net assets resulting from unit transactions	(22,821)	341,803	(409,708)	(198,690)	(1,297,902)	(155,631)	442	42,081	(560,326)
Net increase (decrease) in net assets	(11,092)	1,140,540	(473,025)	(136,964)	290,799	(37,713)	3,155	87,737	1,222,631

Net assets:
Beginning of period	181,239	561,771	5,949,822	3,459,988	5,620,918	574,126	136,448	431,867	8,580,074
End of period	$170,147	$1,702,311	$5,476,797	$3,323,024	$5,911,717	$536,413	$139,603	$519,604	$9,802,705

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Pioneer Mid Cap Value VCT Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(345)	$(2,053)	$(14,765)	$(4,076)	$(889)	$(498)	$739	$(18,757)	$(207)
Net realized gain (loss) on security transactions	(7,845)	1,934	15,137	4,241	424	(29,209)	(7,007)	81,440	106
Net realized gain distributions	5,501	—	—	—	—	2,313	2,250	90,469	1,524
Change in unrealized appreciation (depreciation) during the period	7	34,087	458,257	1,311	16,923	7,196	(5,146)	296,969	1,245
Net increase (decrease) in net assets resulting from operations	(2,682)	33,968	458,629	1,476	16,458	(20,198)	(9,164)	450,121	2,668

Unit transactions:
Purchases	1,134	—	—	—	—	520	203	—	—
Net transfers	(13,254)	—	48,017	—	—	(51,871)	—	(272,838)	—
Surrenders for benefit payments and fees	(12,031)	(13)	(3,859)	(9,858)	(5)	(13,471)	(12,095)	(28,945)	(1)
Other transactions	—	(3)	—	(1)	—	1	(3)	(12)	—
Death benefits	—	3,826	(2,349)	(1,179)	—	—	—	(74,673)	—
Net annuity transactions	—	(2,257)	—	—	—	—	—	(2,061)	—
Net increase (decrease) in net assets resulting from unit transactions	(24,151)	1,553	41,809	(11,038)	(5)	(64,821)	(11,895)	(378,529)	(1)
Net increase (decrease) in net assets	(26,833)	35,521	500,438	(9,562)	16,453	(85,019)	(21,059)	71,592	2,667

Net assets:
Beginning of period	190,402	118,301	855,562	246,438	55,616	227,718	116,182	1,633,714	18,536
End of period	$163,569	$153,822	$1,356,000	$236,876	$72,069	$142,699	$95,123	$1,705,306	$21,203

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$42,104	$(26,867)	$(16,128)	$(323,100)	$(4,746)	$(153,782)
Net realized gain (loss) on security transactions	(637,297)	74,829	25,791	1,641,274	(44,629)	922,421
Net realized gain distributions	—	101,283	168,539	—	51,493	—
Change in unrealized appreciation (depreciation) during the period	670,579	711,801	243,897	5,564,926	338,614	2,169,709
Net increase (decrease) in net assets resulting from operations	75,386	861,046	422,099	6,883,100	340,732	2,938,348

Unit transactions:
Purchases	—	—	55	3,852	1,695	25,702
Net transfers	(541,463)	171,625	(44,961)	(444,926)	296,589	(317,631)
Surrenders for benefit payments and fees	(132,912)	(240,388)	(81,691)	(1,715,003)	(361,600)	(937,699)
Other transactions	(10)	392	2	499	174	(185)
Death benefits	(1,609)	(18,909)	(15,822)	(180,142)	(25,700)	(197,299)
Net annuity transactions	(6,926)	6,144	(13,083)	(148,948)	(26,814)	(85,145)
Net increase (decrease) in net assets resulting from unit transactions	(682,920)	(81,136)	(155,500)	(2,484,668)	(115,656)	(1,512,257)
Net increase (decrease) in net assets	(607,534)	779,910	266,599	4,398,432	225,076	1,426,091

Net assets:
Beginning of period	3,237,847	1,645,621	2,326,266	22,195,667	4,833,871	10,253,805
End of period	$2,630,313	$2,425,531	$2,592,865	$26,594,099	$5,058,947	$11,679,896

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2021

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.
The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, AB VPS Intermediate Bond Portfolio, American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund), Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio^, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 60% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Fidelity® VIP FundsManager 85% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Rational Trend Aggregation VA Fund*, Rational Insider Buying VA Fund*, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Invesco V.I. Global Fund (Formerly Invesco Oppenheimer V.I. Global Fund), Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, PSF PGIM Jennison Focused Blend Portfolio (Formerly Prudential Series Jennison 20/20 Focus Portfolio), PSF PGIM Jennison Growth Portfolio (Formerly Prudential Series Jennison Portfolio), PSF PGIM Jennison Value Portfolio (Formerly Prudential Series Value Portfolio), PSF International Growth Portfolio (Formerly Prudential Series SP International Growth Portfolio), Royce Capital Fund–Small-Cap Portfolio, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund), Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund), Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund), Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund), Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Loomis Sayles Growth Fund.

* During 2021, this Sub-Account was liquidated.

^ This Sub-Account was not funded as of December 31, 2021, and as a result, is not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Capital Appreciation Fund	$917,701	$987,969
AB VPS International Value Portfolio	$6,921	$3,983
Invesco V.I. Core Equity Fund	$496,795	$1,270,785
Invesco V.I. High Yield Fund	$182,951	$74,734
Invesco V.I. Government Money Market Fund	$28,544,410	$30,120,001
AB VPS Growth and Income Portfolio	$159,714	$195,808
AB VPS Intermediate Bond Portfolio	$142,118	$193,932
American Funds Insurance Series® Growth Fund	$366,777	$75,954
Calvert VP SRI Balanced Portfolio	$50,220	$110,056
Columbia Variable Portfolio - Small Company Growth Fund	$1,779,361	$2,544,579
Allspring VT Omega Growth Fund+	$372,977	$1,253,014
Fidelity® VIP Asset Manager Portfolio	$55,500	$124,680
Fidelity® VIP Growth Portfolio	$2,576,147	$1,987,928
Fidelity® VIP Contrafund® Portfolio	$1,922,009	$1,960,391
Fidelity® VIP Overseas Portfolio	$122,536	$214,208
Fidelity® VIP Freedom 2020 Portfolio	$117,534	$3,049
Fidelity® VIP Freedom 2030 Portfolio	$204,804	$6,352
Fidelity® VIP Freedom 2015 Portfolio	$116,544	$1,675
Fidelity® VIP Freedom 2025 Portfolio	$57,450	$201,863
Fidelity® VIP Freedom Income Portfolio	$4,092	$122,456
Fidelity® VIP FundsManager 20% Portfolio+	$621	$176,956
Fidelity® VIP FundsManager 50% Portfolio	$21,727	$200,581
Fidelity® VIP FundsManager 60% Portfolio	$18,140	$154,632
Fidelity® VIP FundsManager 70% Portfolio	$5,416	$8,803
Fidelity® VIP FundsManager 85% Portfolio	$12,768	$3,076
Franklin Income VIP Fund	$43,885	$69,072
Hartford Balanced HLS Fund	$50,479,254	$80,667,465
Hartford Total Return Bond HLS Fund	$27,094,918	$41,233,420
Hartford Capital Appreciation HLS Fund	$117,208,267	$151,275,175
Hartford Dividend and Growth HLS Fund	$47,969,366	$83,815,282
Hartford Healthcare HLS Fund	$4,211,049	$4,289,809
Hartford Disciplined Equity HLS Fund	$22,555,770	$57,412,716
Hartford International Opportunities HLS Fund	$7,632,323	$22,695,755
Hartford MidCap HLS Fund	$42,909,130	$30,158,399
Hartford Ultrashort Bond HLS Fund	$10,743,923	$20,509,052
Hartford Small Company HLS Fund	$19,216,023	$21,654,869
Hartford SmallCap Growth HLS Fund	$9,820,634	$11,795,520
Hartford Stock HLS Fund	$25,513,894	$62,883,739
Rational Trend Aggregation VA Fund+	$192,977	$3,441,957
Rational Insider Buying VA Fund+	$668,161	$2,560,669
BlackRock S&P 500 Index V.I. Fund	$24,242,321	$23,931,923
BlackRock Large Cap Focus Growth V.I. Fund	$12,153	$15,431
Morgan Stanley VIF U.S. Real Estate Portfolio	$11,497	$19,002
Invesco V.I. Equity and Income Fund	$17,875	$49,254
Morgan Stanley VIF Discovery Portfolio	$1,110,758	$1,123,551
Columbia Variable Portfolio - Dividend Opportunity Fund	$251,469	$1,036,659
Columbia Variable Portfolio - Income Opportunities Fund	$455,641	$635,433
Columbia Variable Portfolio - Mid Cap Growth Fund	$135,448	$904,447
Invesco V.I. Global Fund+	$41,135	$87,673
Putnam VT Small Cap Value Fund	$483,206	$461,655
PIMCO VIT Real Return Portfolio	$131,692	$204,284
Pioneer Fund VCT Portfolio	$1,075,393	$1,612,551
Pioneer Mid Cap Value VCT Portfolio	$70,855	$79,770
PSF PGIM Jennison Focused Blend Portfolio+	$26,206	$71,771
PSF PGIM Jennison Growth Portfolio+	$926	$118,579
PSF PGIM Jennison Value Portfolio+	$—	$14,311
PSF International Growth Portfolio+	$28,079	$29,100
Royce Capital Fund–Small-Cap Portfolio	$18,915	$53,434
Invesco V.I. Comstock Fund	$55,033	$65,129
Invesco V.I. American Franchise Fund	$621,236	$625,691
Allspring VT Index Asset Allocation Fund+	$2,239	$430
Allspring VT International Equity Fund+	$140,958	$757,525
Allspring VT Small Cap Growth Fund+	$352,335	$619,186
Allspring VT Opportunity Fund+	$433,390	$364,255
Columbia Variable Portfolio - Large Cap Growth Fund	$496,425	$3,189,487
Columbia Variable Portfolio - Overseas Core Fund	$494,555	$1,698,402
CTIVP® - Loomis Sayles Growth Fund	$388,861	$2,177,144

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	239,217	303,802	(64,585)
AB VPS International Value Portfolio	3,883	3,626	257
Invesco V.I. Core Equity Fund	44,519	343,147	(298,628)
Invesco V.I. High Yield Fund	67,328	29,479	37,849
Invesco V.I. Government Money Market Fund	3,124,841	3,217,701	(92,860)
AB VPS Growth and Income Portfolio	48,544	57,038	(8,494)
AB VPS Intermediate Bond Portfolio	6,512	13,189	(6,677)
American Funds Insurance Series® Growth Fund	13,237	8,889	4,348
Calvert VP SRI Balanced Portfolio	78,263	90,856	(12,593)
Columbia Variable Portfolio - Small Company Growth Fund	46,536	209,596	(163,060)
Allspring VT Omega Growth Fund+	5,011	286,625	(281,614)
Fidelity® VIP Asset Manager Portfolio	79,775	102,373	(22,598)
Fidelity® VIP Growth Portfolio	408,643	544,242	(135,599)
Fidelity® VIP Contrafund® Portfolio	416,851	511,913	(95,062)
Fidelity® VIP Overseas Portfolio	115,270	154,247	(38,977)
Fidelity® VIP Freedom 2020 Portfolio	10,849	7,820	3,029
Fidelity® VIP Freedom 2030 Portfolio	6,430	1,630	4,800
Fidelity® VIP Freedom 2015 Portfolio	10,163	6,389	3,774
Fidelity® VIP Freedom 2025 Portfolio	5,444	9,905	(4,461)
Fidelity® VIP Freedom Income Portfolio	—	6,684	(6,684)
Fidelity® VIP FundsManager 20% Portfolio+	—	10,795	(10,795)
Fidelity® VIP FundsManager 50% Portfolio	5,531	12,514	(6,983)
Fidelity® VIP FundsManager 60% Portfolio	486	4,840	(4,354)
Fidelity® VIP FundsManager 70% Portfolio	806	905	(99)
Fidelity® VIP FundsManager 85% Portfolio	423	200	223
Franklin Income VIP Fund	22,380	24,780	(2,400)
Hartford Balanced HLS Fund	2,770,278	11,229,297	(8,459,019)
Hartford Total Return Bond HLS Fund	5,420,545	11,488,275	(6,067,730)
Hartford Capital Appreciation HLS Fund	1,438,142	9,700,732	(8,262,590)
Hartford Dividend and Growth HLS Fund	2,692,744	11,415,832	(8,723,088)
Hartford Healthcare HLS Fund	69,991	423,444	(353,453)
Hartford Disciplined Equity HLS Fund	1,302,433	10,361,319	(9,058,886)
Hartford International Opportunities HLS Fund	2,185,734	6,022,379	(3,836,645)
Hartford MidCap HLS Fund	333,363	2,105,172	(1,771,809)
Hartford Ultrashort Bond HLS Fund	8,297,062	14,088,552	(5,791,490)
Hartford Small Company HLS Fund	929,831	2,633,284	(1,703,453)
Hartford SmallCap Growth HLS Fund	818,798	1,898,407	(1,079,609)
Hartford Stock HLS Fund	1,089,082	6,303,635	(5,214,553)
Rational Trend Aggregation VA Fund+	43,314	1,397,538	(1,354,224)
Rational Insider Buying VA Fund+	33,784	852,910	(819,126)
BlackRock S&P 500 Index V.I. Fund	850,301	1,702,741	(852,440)
BlackRock Large Cap Focus Growth V.I. Fund	—	3,037	(3,037)
Morgan Stanley VIF U.S. Real Estate Portfolio	3,952	4,421	(469)
Invesco V.I. Equity and Income Fund	5,292	6,622	(1,330)
Morgan Stanley VIF Discovery Portfolio	8,990	17,216	(8,226)
Columbia Variable Portfolio - Dividend Opportunity Fund	12,188	47,506	(35,318)
Columbia Variable Portfolio - Income Opportunities Fund	13,119	44,103	(30,984)
Columbia Variable Portfolio - Mid Cap Growth Fund	4,619	27,563	(22,944)
Invesco V.I. Global Fund+	4,417	6,706	(2,289)
Putnam VT Small Cap Value Fund	24,191	23,070	1,121
PIMCO VIT Real Return Portfolio	19,247	24,693	(5,446)
Pioneer Fund VCT Portfolio	71,039	415,708	(344,669)
Pioneer Mid Cap Value VCT Portfolio	4,114	4,500	(386)
PSF PGIM Jennison Focused Blend Portfolio+	5,789	16,920	(11,131)
PSF PGIM Jennison Growth Portfolio+	289	24,471	(24,182)
PSF PGIM Jennison Value Portfolio+	—	512	(512)
PSF International Growth Portfolio+	12,929	13,864	(935)
Royce Capital Fund–Small-Cap Portfolio	4,519	6,147	(1,628)
Invesco V.I. Comstock Fund	4,490	4,859	(369)
Invesco V.I. American Franchise Fund	12,781	18,018	(5,237)
Allspring VT Index Asset Allocation Fund+	—	—	—
Allspring VT International Equity Fund+	69,411	351,891	(282,480)
Allspring VT Small Cap Growth Fund+	2,757	12,960	(10,203)
Allspring VT Opportunity Fund+	8,315	9,738	(1,423)
Columbia Variable Portfolio - Large Cap Growth Fund	20,599	109,839	(89,240)
Columbia Variable Portfolio - Overseas Core Fund	25,611	115,164	(89,553)
CTIVP® - Loomis Sayles Growth Fund	17,965	83,640	(65,675)
+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	16,514	87,853	(71,339)
AB VPS International Value Portfolio	—	9,028	(9,028)
Invesco V.I. Core Equity Fund	36,489	193,429	(156,940)
Invesco V.I. High Yield Fund	90,946	97,818	(6,872)
Invesco V.I. Government Money Market Fund	4,621,885	3,142,497	1,479,388
AB VPS Growth and Income Portfolio	56,849	121,275	(64,426)
AB VPS Intermediate Bond Portfolio	12,774	17,217	(4,443)
American Funds Insurance Series® Growth Fund	3,748	1,831	1,917
Calvert VP SRI Balanced Portfolio	5,828	9,795	(3,967)
Columbia Variable Portfolio - Small Company Growth Fund	38,936	259,888	(220,952)
Wells Fargo VT Omega Growth Fund	180,939	202,054	(21,115)
Fidelity® VIP Asset Manager Portfolio	996	32,935	(31,939)
Fidelity® VIP Growth Portfolio	81,465	168,841	(87,376)
Fidelity® VIP Contrafund® Portfolio	17,282	156,431	(139,149)
Fidelity® VIP Overseas Portfolio	6,942	47,790	(40,848)
Fidelity® VIP Freedom 2020 Portfolio	—	13,137	(13,137)
Fidelity® VIP Freedom 2030 Portfolio	175	110	65
Fidelity® VIP Freedom 2015 Portfolio	—	3,020	(3,020)
Fidelity® VIP Freedom 2025 Portfolio	4,497	362	4,135
Fidelity® VIP Freedom Income Portfolio	10,865	2	10,863
Fidelity® VIP FundsManager 20% Portfolio	21,590	10,795	10,795
Fidelity® VIP FundsManager 50% Portfolio	6,983	680	6,303
Fidelity® VIP FundsManager 60% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio	—	867	(867)
Fidelity® VIP FundsManager 85% Portfolio	54	—	54
Franklin Income VIP Fund	62	8,830	(8,768)
Hartford Balanced HLS Fund	2,381,311	13,489,559	(11,108,248)
Hartford Total Return Bond HLS Fund	18,164,174	10,772,546	7,391,628
Hartford Capital Appreciation HLS Fund	1,266,246	11,004,134	(9,737,888)
Hartford Dividend and Growth HLS Fund	11,635,880	11,951,683	(315,803)
Hartford Healthcare HLS Fund	52,800	546,471	(493,671)
Hartford Disciplined Equity HLS Fund	61,945,597	7,772,243	54,173,354
Hartford International Opportunities HLS Fund	2,387,807	8,089,591	(5,701,784)
Hartford MidCap HLS Fund	8,620,683	2,247,237	6,373,446
Hartford Ultrashort Bond HLS Fund	56,161,564	10,924,584	45,236,980
Hartford Small Company HLS Fund	1,152,218	2,526,029	(1,373,811)
Hartford SmallCap Growth HLS Fund	1,012,188	2,801,552	(1,789,364)
Hartford Stock HLS Fund	1,437,113	6,636,543	(5,199,430)
Rational Trend Aggregation VA Fund	66,332	237,246	(170,914)
Rational Insider Buying VA Fund	21,400	99,378	(77,978)
BlackRock S&P 500 Index V.I. Fund	951,041	1,845,148	(894,107)
BlackRock Large Cap Focus Growth V.I. Fund	19,492	116	19,376
Morgan Stanley VIF U.S. Real Estate Portfolio	209	1,056	(847)
Invesco V.I. Equity and Income Fund	—	1,166	(1,166)
Morgan Stanley VIF Discovery Portfolio	18,702	14,593	4,109
Columbia Variable Portfolio - Dividend Opportunity Fund	17,792	42,485	(24,693)
Columbia Variable Portfolio - Income Opportunities Fund	69,333	91,159	(21,826)
Columbia Variable Portfolio - Mid Cap Growth Fund	11,417	72,106	(60,689)
Invesco Oppenheimer V.I. Global Fund	1,811	8,632	(6,821)
Putnam VT Small Cap Value Fund	1,354	1,383	(29)
PIMCO VIT Real Return Portfolio	6,373	3,713	2,660
Pioneer Fund VCT Portfolio	197,551	426,839	(229,288)
Pioneer Mid Cap Value VCT Portfolio	136	1,610	(1,474)
Prudential Series Jennison 20/20 Focus Portfolio	1,149	633	516
Prudential Series Jennison Portfolio	16,669	2,467	14,202
Prudential Series Value Portfolio	—	1,669	(1,669)
Prudential Series SP International Growth Portfolio	—	2	(2)
Royce Capital Fund–Small-Cap Portfolio	1,171	4,984	(3,813)
Invesco V.I. Comstock Fund	12	880	(868)
Invesco V.I. American Franchise Fund	29,081	47,231	(18,150)
Wells Fargo VT Index Asset Allocation Fund	—	—	—
Wells Fargo VT International Equity Fund	108,626	456,010	(347,384)
Wells Fargo VT Small Cap Growth Fund	11,575	14,550	(2,975)
Wells Fargo VT Opportunity Fund	3,423	9,686	(6,263)
Columbia Variable Portfolio - Large Cap Growth Fund	141,536	269,940	(128,404)
Columbia Variable Portfolio - Overseas Core Fund	74,637	82,524	(7,887)
CTIVP® - Loomis Sayles Growth Fund	122,188	195,271	(73,083)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Capital Appreciation Fund
2021	434,879	$7.776960	to	$8.584606	$3,708,407	0.70%	to	1.25%	—%	to	—%	9.77%	to	10.38%
2020	499,464	$7.084488	to	$7.777304	$3,844,130	0.70%	to	1.25%	—%	to	—%	40.69%	to	41.46%
2019	570,803	$5.035628	to	$5.497771	$3,119,191	0.70%	to	1.25%	—%	to	—%	33.88%	to	34.62%
2018	693,433	$3.761281	to	$4.083955	$2,817,118	0.70%	to	1.25%	—%	to	—%	(6.38)%	to	(5.86)%
2017	955,802	$4.017656	to	$4.338242	$4,022,778	0.70%	to	1.25%	—%	to	—%	20.28%	to	20.94%
AB VPS International Value Portfolio
2021	7,517	$9.225312	to	$9.225312	$69,338	1.25%	to	1.25%	1.74%	to	1.74%	9.48%	to	9.48%
2020	7,259	$8.426670	to	$8.426670	$61,167	1.25%	to	1.25%	1.43%	to	1.43%	0.94%	to	0.94%
2019	16,287	$8.348089	to	$8.348089	$135,969	1.25%	to	1.25%	0.78%	to	0.78%	15.34%	to	15.34%
2018	17,873	$7.237883	to	$7.237883	$129,363	1.25%	to	1.25%	1.08%	to	1.08%	(23.94)%	to	(23.94)%
2017	21,768	$9.516017	to	$9.516017	$207,146	1.25%	to	1.25%	1.88%	to	1.88%	23.55%	to	23.55%
Invesco V.I. Core Equity Fund
2021	864,222	$2.881196	to	$33.503331	$2,432,807	1.25%	to	2.35%	—%	to	0.61%	24.77%	to	26.15%
2020	1,162,850	$2.283879	to	$27.342346	$2,632,633	1.25%	to	2.20%	1.38%	to	1.40%	11.37%	to	12.44%
2019	1,319,790	$2.031248	to	$24.550001	$2,657,607	1.25%	to	2.20%	0.95%	to	0.97%	26.16%	to	27.36%
2018	1,423,932	$1.594833	to	$19.166872	$2,252,588	1.25%	to	2.35%	—%	to	0.88%	(11.50)%	to	(10.52)%
2017	1,599,408	$1.782358	to	$21.954860	$2,826,682	1.25%	to	2.20%	1.02%	to	1.05%	10.71%	to	11.77%
Invesco V.I. High Yield Fund
2021	665,215	$1.671360	to	$2.005572	$1,259,186	1.25%	to	2.15%	4.65%	to	4.69%	2.16%	to	3.09%
2020	627,366	$1.945541	to	$23.097104	$1,157,349	1.25%	to	2.35%	—%	to	6.00%	0.92%	to	2.04%
2019	634,238	$1.906735	to	$22.886653	$1,161,123	1.25%	to	2.35%	—%	to	5.80%	10.87%	to	12.10%
2018	675,268	$1.700933	to	$20.642136	$1,369,314	1.25%	to	2.35%	4.95%	to	5.21%	(5.60)%	to	(4.55)%
2017	782,798	$1.782068	to	$21.866063	$1,352,594	1.25%	to	2.35%	3.85%	to	4.14%	3.83%	to	4.98%
Invesco V.I. Government Money Market Fund
2021	5,128,188	$8.357192	to	$10.229794	$47,486,125	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2020	5,221,048	$8.568172	to	$10.254705	$49,061,716	0.25%	to	2.50%	0.22%	to	0.31%	(2.26)%	to	0.04%
2019	3,741,660	$8.766410	to	$10.250184	$35,611,655	0.25%	to	2.50%	1.74%	to	1.87%	(0.87)%	to	1.64%
2018	3,205,090	$8.818306	to	$10.084508	$30,288,774	0.25%	to	2.55%	0.28%	to	1.52%	(1.25)%	to	1.30%
2017	2,813,912	$8.930295	to	$9.955433	$26,593,378	0.25%	to	2.55%	0.26%	to	0.55%	(2.21)%	to	0.31%
AB VPS Growth and Income Portfolio
2021	498,654	$3.049360	to	$3.789953	$1,702,139	1.15%	to	2.20%	0.61%	to	0.64%	25.06%	to	26.38%
2020	507,148	$2.438366	to	$2.998938	$1,371,732	1.15%	to	2.20%	1.33%	to	1.36%	0.24%	to	1.30%
2019	571,574	$2.432447	to	$2.960406	$1,511,378	1.15%	to	2.20%	0.99%	to	1.03%	20.92%	to	22.20%
2018	446,369	$2.011549	to	$2.422606	$1,001,531	1.15%	to	2.20%	0.20%	to	0.75%	(7.89)%	to	(6.92)%
2017	576,601	$2.183950	to	$2.602746	$1,403,962	1.15%	to	2.20%	1.18%	to	1.26%	16.02%	to	17.24%
AB VPS Intermediate Bond Portfolio
2021	86,990	$12.789996	to	$14.380643	$1,220,612	1.15%	to	2.00%	1.29%	to	1.53%	(3.59)%	to	(2.76)%
2020	93,667	$13.265850	to	$14.789414	$1,345,319	1.15%	to	2.00%	3.17%	to	3.21%	3.55%	to	4.44%
2019	98,110	$12.810738	to	$14.161197	$1,347,082	1.15%	to	2.00%	2.67%	to	2.71%	5.86%	to	6.76%
2018	109,572	$12.101972	to	$13.264496	$1,412,695	1.15%	to	2.00%	0.96%	to	0.98%	(2.97)%	to	(2.14)%
2017	138,227	$12.472814	to	$13.555245	$1,828,597	1.15%	to	2.00%	2.50%	to	2.70%	1.23%	to	2.09%
American Funds Insurance Series® Growth Fund
2021	17,388	$52.370713	to	$52.370713	$910,626	1.25%	to	1.25%	0.22%	to	0.22%	20.47%	to	20.47%
2020	13,040	$43.470381	to	$43.470381	$566,860	1.25%	to	1.25%	0.31%	to	0.31%	50.19%	to	50.19%
2019	11,123	$28.943038	to	$28.943038	$321,937	1.25%	to	1.25%	0.71%	to	0.71%	29.15%	to	29.15%
2018	19,150	$22.410517	to	$22.410517	$429,159	1.25%	to	1.25%	0.42%	to	0.42%	(1.49)%	to	(1.49)%
2017	19,004	$22.750247	to	$22.750247	$432,339	1.25%	to	1.25%	0.53%	to	0.53%	26.70%	to	26.70%
Calvert VP SRI Balanced Portfolio
2021	147,210	$7.656437	to	$29.900767	$1,151,326	0.50%	to	1.25%	—%	to	1.18%	13.69%	to	14.54%
2020	159,802	$6.734610	to	$26.104312	$1,100,820	0.50%	to	1.25%	—%	to	1.54%	13.83%	to	291.91%
2019	163,769	$5.916500	to	$6.660830	$989,419	0.70%	to	1.25%	1.43%	to	1.57%	22.86%	to	23.54%
2018	180,657	$4.815665	to	$5.391761	$885,621	0.70%	to	1.25%	1.78%	to	1.80%	(3.88)%	to	(3.35)%
2017	198,133	$5.010281	to	$5.578711	$1,008,336	0.70%	to	1.25%	1.97%	to	2.17%	10.61%	to	11.22%
Columbia Variable Portfolio - Small Company Growth Fund
2021	898,510	$5.641790	to	$60.449547	$4,795,141	1.25%	to	2.50%	—%	to	—%	(5.30)%	to	(4.11)%
2020	1,061,570	$5.883402	to	$63.830696	$6,648,935	1.25%	to	2.50%	—%	to	—%	66.91%	to	69.00%
2019	1,282,522	$3.481257	to	$38.243556	$4,798,052	1.25%	to	2.50%	—%	to	—%	37.23%	to	38.95%
2018	1,421,955	$2.505370	to	$27.868464	$3,387,008	1.25%	to	2.50%	—%	to	—%	(4.18)%	to	(2.97)%
2017	1,621,055	$2.582119	to	$29.083634	$4,265,410	1.25%	to	2.50%	—%	to	—%	26.06%	to	27.64%
Allspring VT Omega Growth Fund+
2021	716,873	$5.327777	to	$69.737046	$3,004,485	1.15%	to	2.50%	—%	to	—%	12.43%	to	13.95%
2020	998,487	$4.675376	to	$62.028484	$3,730,856	1.15%	to	2.50%	—%	to	—%	39.87%	to	41.77%
2019	1,019,602	$3.297851	to	$44.346970	$2,712,957	1.15%	to	2.50%	—%	to	—%	34.01%	to	35.83%
2018	1,245,199	$2.428003	to	$33.093002	$2,435,097	1.15%	to	2.50%	—%	to	—%	(1.96)%	to	(0.63)%
2017	1,295,229	$2.443408	to	$33.755753	$2,579,579	1.15%	to	2.50%	0.24%	to	0.24%	31.62%	to	33.41%
Fidelity® VIP Asset Manager Portfolio
2021	207,086	$4.399403	to	$5.007650	$985,851	0.70%	to	1.25%	1.54%	to	1.59%	8.55%	to	9.15%
2020	229,684	$4.052719	to	$4.587746	$980,427	0.70%	to	1.25%	1.41%	to	1.45%	13.44%	to	14.07%
2019	261,623	$3.572443	to	$4.021894	$996,234	0.70%	to	1.25%	1.78%	to	1.82%	16.78%	to	17.42%
2018	282,003	$3.059106	to	$3.425102	$913,490	0.70%	to	1.25%	1.50%	to	1.67%	(6.53)%	to	(6.01)%
2017	320,149	$3.272910	to	$3.644266	$1,078,920	0.70%	to	1.25%	1.85%	to	1.86%	12.69%	to	13.31%
Fidelity® VIP Growth Portfolio
2021	877,254	$10.828016	to	$12.323662	$10,068,797	0.70%	to	1.25%	—%	to	—%	21.68%	to	22.36%
2020	1,012,853	$8.898417	to	$10.072010	$9,458,841	0.70%	to	1.25%	0.07%	to	0.08%	42.11%	to	42.89%
2019	1,100,229	$6.261781	to	$7.048797	$7,239,719	0.70%	to	1.25%	0.26%	to	0.26%	32.65%	to	33.38%
2018	1,320,302	$4.720681	to	$5.284877	$6,483,925	0.70%	to	1.25%	0.24%	to	0.25%	(1.42)%	to	(0.87)%
2017	1,403,758	$4.788462	to	$5.331182	$6,910,723	0.70%	to	1.25%	0.22%	to	0.23%	33.46%	to	34.19%
Fidelity® VIP Contrafund® Portfolio
2021	813,607	$13.579629	to	$15.455820	$11,597,059	0.70%	to	1.25%	0.06%	to	0.06%	26.25%	to	26.94%
2020	908,669	$10.756339	to	$12.175354	$10,336,550	0.70%	to	1.25%	0.24%	to	0.25%	28.95%	to	29.66%
2019	1,047,818	$8.341777	to	$9.390500	$9,323,809	0.70%	to	1.25%	0.46%	to	0.47%	29.94%	to	30.66%
2018	1,253,109	$6.419516	to	$7.186941	$8,483,479	0.70%	to	1.25%	0.67%	to	0.71%	(7.55)%	to	(7.03)%
2017	1,424,533	$6.943468	to	$7.730628	$10,370,279	0.70%	to	1.25%	1.00%	to	1.05%	20.37%	to	21.03%
Fidelity® VIP Overseas Portfolio
2021	202,612	$3.844780	to	$4.376645	$891,517	0.70%	to	1.25%	0.53%	to	0.54%	18.21%	to	18.86%
2020	241,589	$3.252429	to	$3.682058	$887,280	0.70%	to	1.25%	0.43%	to	0.44%	14.18%	to	14.81%
2019	282,437	$2.848563	to	$3.207144	$910,301	0.70%	to	1.25%	1.67%	to	1.74%	26.18%	to	26.87%
2018	329,967	$2.257556	to	$2.527805	$827,311	0.70%	to	1.25%	1.53%	to	1.55%	(15.87)%	to	(15.41)%
2017	388,530	$2.683490	to	$2.988143	$1,127,151	0.70%	to	1.25%	1.44%	to	2.19%	28.67%	to	29.38%
Fidelity® VIP Freedom 2020 Portfolio
2021	9,763	$33.804293	to	$33.804293	$330,032	1.25%	to	1.25%	1.12%	to	1.12%	7.91%	to	7.91%
2020	6,734	$31.327415	to	$31.327415	$210,948	1.25%	to	1.25%	0.61%	to	0.61%	13.30%	to	13.30%
2019	19,871	$27.650888	to	$27.650888	$549,454	1.25%	to	1.25%	1.69%	to	1.69%	18.39%	to	18.39%
2018	24,139	$23.355805	to	$23.355805	$563,792	1.25%	to	1.25%	1.20%	to	1.20%	(7.25)%	to	(7.25)%
2017	25,005	$25.181767	to	$25.181767	$629,682	1.25%	to	1.25%	1.55%	to	1.55%	14.82%	to	14.82%
Fidelity® VIP Freedom 2030 Portfolio
2021	8,088	$41.699217	to	$41.699217	$337,266	1.25%	to	1.25%	1.06%	to	1.06%	10.68%	to	10.68%
2020	3,288	$37.676011	to	$37.676011	$123,866	1.25%	to	1.25%	1.00%	to	1.00%	15.19%	to	15.19%
2019	3,223	$32.706439	to	$32.706439	$105,415	1.25%	to	1.25%	1.69%	to	1.69%	22.57%	to	22.57%
2018	4,043	$26.683779	to	$26.683779	$107,887	1.25%	to	1.25%	1.15%	to	1.15%	(9.20)%	to	(9.20)%
2017	3,960	$29.388426	to	$29.388426	$116,382	1.25%	to	1.25%	1.04%	to	1.04%	19.20%	to	19.20%
Fidelity® VIP Freedom 2015 Portfolio
2021	6,594	$29.577914	to	$29.577914	$195,036	1.25%	to	1.25%	1.21%	to	1.21%	6.06%	to	6.06%
2020	2,820	$27.888192	to	$27.888192	$78,655	1.25%	to	1.25%	0.96%	to	0.96%	12.15%	to	12.15%
2019	5,840	$24.865841	to	$24.865841	$145,224	1.25%	to	1.25%	1.80%	to	1.80%	16.51%	to	16.51%
2018	6,735	$21.342607	to	$21.342607	$143,741	1.25%	to	1.25%	1.39%	to	1.39%	(6.46)%	to	(6.46)%
2017	6,747	$22.817730	to	$22.817730	$153,942	1.25%	to	1.25%	0.98%	to	0.98%	13.38%	to	13.38%
Fidelity® VIP Freedom 2025 Portfolio
2021	17,349	$37.633270	to	$37.633270	$652,899	1.25%	to	1.25%	0.72%	to	0.72%	9.18%	to	9.18%
2020	21,810	$34.470217	to	$34.470217	$751,797	1.25%	to	1.25%	1.14%	to	1.14%	14.24%	to	14.24%
2019	17,675	$30.173393	to	$30.173393	$533,305	1.25%	to	1.25%	1.70%	to	1.70%	20.00%	to	20.00%
2018	19,392	$25.143777	to	$25.143777	$487,594	1.25%	to	1.25%	1.40%	to	1.40%	(7.94)%	to	(7.94)%
2017	16,154	$27.312614	to	$27.312614	$441,213	1.25%	to	1.25%	1.03%	to	1.03%	16.11%	to	16.11%
Fidelity® VIP Freedom Income Portfolio
2021	5,001	$18.037397	to	$18.037397	$90,208	1.25%	to	1.25%	0.46%	to	0.46%	1.75%	to	1.75%
2020	11,685	$17.727614	to	$17.727614	$207,152	1.25%	to	1.25%	1.35%	to	1.35%	8.92%	to	8.92%
2019	822	$16.276430	to	$16.276430	$13,377	1.25%	to	1.25%	1.88%	to	1.88%	10.25%	to	10.25%
2018	823	$14.763506	to	$14.763506	$12,152	1.25%	to	1.25%	1.50%	to	1.50%	(3.49)%	to	(3.49)%
2017	824	$15.298165	to	$15.298165	$12,610	1.25%	to	1.25%	1.33%	to	1.33%	7.02%	to	7.02%
Fidelity® VIP FundsManager 20% Portfolio+
2021	—	$16.699155	to	$16.699155	$—	1.25%	to	1.25%	0.15%	to	0.15%	2.23%	to	2.23%
2020	10,795	$16.334467	to	$16.334467	$176,330	1.25%	to	1.25%	1.06%	to	1.06%	6.73%	to	6.73%
2019	0.07	$15.305098	to	$15.305098	$1	1.25%	to	1.25%	0.15%	to	0.15%	8.79%	to	8.79%
2018	706	$14.068378	to	$14.068378	$9,936	1.25%	to	1.25%	1.69%	to	1.69%	(3.05)%	to	(3.05)%
2017	707	$14.511105	to	$14.511105	$10,254	1.25%	to	1.25%	1.16%	to	1.16%	5.86%	to	5.86%
Fidelity® VIP FundsManager 50% Portfolio
2021	4,960	$27.509751	to	$27.509751	$136,449	1.25%	to	1.25%	0.87%	to	0.87%	8.51%	to	8.51%
2020	11,943	$25.352072	to	$25.352072	$302,786	1.25%	to	1.25%	1.86%	to	1.86%	12.47%	to	12.47%
2019♦	5,640	$22.540507	to	$22.540507	$127,121	1.25%	to	1.25%	1.30%	to	1.30%	4.42%	to	4.42%
Fidelity® VIP FundsManager 60% Portfolio
2021	487	$32.467727	to	$32.467727	$15,778	1.25%	to	1.25%	0.54%	to	0.54%	10.81%	to	10.81%
2020	4,840	$29.299418	to	$29.299418	$141,818	1.25%	to	1.25%	0.93%	to	0.93%	13.49%	to	13.49%
2019	4,841	$25.816127	to	$25.816127	$124,979	1.25%	to	1.25%	2.21%	to	2.21%	18.76%	to	18.76%
2018♦	765	$21.738706	to	$21.738706	$16,640	1.25%	to	1.25%	—%	to	—%	(7.68)%	to	(7.68)%
Fidelity® VIP FundsManager 70% Portfolio
2021	806	$36.680084	to	$36.680084	$29,561	1.25%	to	1.25%	0.77%	to	0.77%	13.02%	to	13.02%
2020	905	$32.455662	to	$32.455662	$29,367	1.25%	to	1.25%	0.80%	to	0.80%	14.50%	to	14.50%
2019	1,772	$28.345062	to	$28.345062	$50,219	1.25%	to	1.25%	1.22%	to	1.22%	20.97%	to	20.97%
2018	1,767	$23.431129	to	$23.431129	$41,405	1.25%	to	1.25%	1.07%	to	1.07%	(8.83)%	to	(8.83)%
2017	998	$25.700214	to	$25.700214	$25,647	1.25%	to	1.25%	0.79%	to	0.79%	17.46%	to	17.46%
Fidelity® VIP FundsManager 85% Portfolio
2021	321	$44.904297	to	$44.904297	$14,414	1.25%	to	1.25%	1.05%	to	1.05%	16.18%	to	16.18%
2020	98	$38.650275	to	$38.650275	$3,796	1.25%	to	1.25%	0.83%	to	0.83%	15.81%	to	15.81%
2019	44	$33.373050	to	$33.373050	$1,458	1.25%	to	1.25%	1.11%	to	1.11%	24.57%	to	24.57%
2018	35	$26.790199	to	$26.790199	$953	1.25%	to	1.25%	0.33%	to	0.33%	(10.22)%	to	(10.22)%
2017	27	$29.839753	to	$29.839753	$804	1.25%	to	1.25%	0.02%	to	0.02%	21.38%	to	21.38%
Franklin Income VIP Fund
2021	32,615	$21.778648	to	$21.778648	$710,334	1.25%	to	1.25%	4.77%	to	4.77%	15.30%	to	15.30%
2020	35,015	$18.887870	to	$18.887870	$661,368	1.25%	to	1.25%	5.87%	to	5.87%	(0.56)%	to	(0.56)%
2019	43,783	$18.993690	to	$18.993690	$831,608	1.25%	to	1.25%	5.20%	to	5.20%	14.62%	to	14.62%
2018	46,365	$16.571425	to	$16.571425	$768,337	1.25%	to	1.25%	4.89%	to	4.89%	(5.50)%	to	(5.50)%
2017	54,801	$17.535779	to	$17.535779	$960,986	1.25%	to	1.25%	4.14%	to	4.14%	8.31%	to	8.31%
Hartford Balanced HLS Fund
2021	83,303,045	$29.606797	to	$31.463773	$681,449,661	0.15%	to	2.55%	1.01%	to	1.03%	16.63%	to	19.46%
2020	91,762,064	$24.782960	to	$26.976803	$634,789,244	0.15%	to	2.55%	1.65%	to	1.77%	8.81%	to	11.45%
2019	102,870,312	$22.237105	to	$24.793523	$648,929,045	0.15%	to	2.55%	1.82%	to	1.90%	19.71%	to	22.61%
2018	117,177,666	$18.136027	to	$20.712015	$609,728,899	0.15%	to	2.55%	1.93%	to	1.96%	(7.63)%	to	(5.38)%
2017	134,161,559	$19.167935	to	$22.422340	$746,161,815	0.15%	to	2.55%	2.39%	to	2.50%	12.68%	to	15.42%
Hartford Total Return Bond HLS Fund
2021	69,314,656	$13.686833	to	$13.705925	$239,708,169	0.15%	to	2.55%	2.20%	to	2.42%	(3.67)%	to	(1.09)%
2020	75,382,386	$13.838237	to	$14.228234	$268,751,953	0.15%	to	2.55%	3.14%	to	3.83%	5.97%	to	8.86%
2019	67,990,758	$12.711543	to	$13.426648	$225,368,061	0.15%	to	2.55%	3.68%	to	3.93%	7.54%	to	10.49%
2018	75,874,074	$11.505200	to	$12.485139	$229,833,956	0.15%	to	2.55%	3.89%	to	4.02%	(3.41)%	to	(0.96)%
2017	85,228,338	$11.616320	to	$12.925446	$261,713,697	0.15%	to	2.55%	2.68%	to	2.98%	2.16%	to	5.00%
Hartford Capital Appreciation HLS Fund
2021	64,712,915	$44.277231	to	$102.085663	$1,207,713,264	0.15%	to	2.55%	0.42%	to	0.49%	11.87%	to	14.59%
2020	72,975,505	$39.578343	to	$89.088282	$1,185,428,242	0.15%	to	2.55%	0.95%	to	0.99%	18.85%	to	21.73%
2019	82,713,393	$33.302162	to	$73.183856	$1,105,575,254	0.15%	to	2.55%	1.14%	to	1.14%	27.98%	to	31.08%
2018	95,382,373	$26.022134	to	$55.829786	$980,310,611	0.15%	to	2.55%	0.87%	to	0.92%	(9.30)%	to	(7.10)%
2017	109,317,148	$28.690568	to	$60.094450	$1,223,732,857	0.15%	to	2.55%	1.08%	to	1.17%	19.07%	to	21.96%
Hartford Dividend and Growth HLS Fund
2021	73,385,507	$17.641599	to	$41.826671	$620,975,641	0.25%	to	2.55%	1.29%	to	1.30%	28.68%	to	31.67%
2020	82,108,595	$13.398675	to	$32.505565	$532,428,147	0.25%	to	2.55%	2.30%	to	3.35%	5.06%	to	7.50%
2019	82,424,398	$12.463895	to	$30.941438	$508,097,172	0.25%	to	2.55%	1.82%	to	1.87%	25.37%	to	28.28%
2018	94,674,319	$9.715930	to	$24.680655	$461,783,422	0.25%	to	2.55%	1.88%	to	1.93%	(7.70)%	to	(5.56)%
2017	109,117,961	$10.287479	to	$26.740946	$571,631,483	0.25%	to	2.55%	1.59%	to	1.68%	15.38%	to	18.06%
Hartford Healthcare HLS Fund
2021	3,477,540	$13.060600	to	$56.839193	$35,604,821	0.25%	to	2.55%	—%	to	0.22%	6.99%	to	9.74%
2020	3,830,993	$11.901594	to	$53.123447	$36,104,500	0.25%	to	2.55%	0.30%	to	0.51%	19.70%	to	22.79%
2019	4,324,664	$9.692509	to	$44.382154	$33,562,772	0.25%	to	2.55%	—%	to	—%	30.32%	to	33.62%
2018	4,973,863	$7.254001	to	$34.057047	$29,220,634	0.25%	to	2.55%	—%	to	0.10%	(5.41)%	to	(2.91)%
2017	5,832,156	$7.471546	to	$36.003580	$35,719,892	0.25%	to	2.55%	—%	to	—%	18.89%	to	21.96%
Hartford Disciplined Equity HLS Fund
2021	65,035,511	$7.340448	to	$52.276870	$362,184,134	0.25%	to	2.55%	0.32%	to	0.57%	22.06%	to	25.20%
2020	74,094,397	$5.862820	to	$42.830212	$334,313,994	0.25%	to	2.55%	0.57%	to	0.64%	14.82%	to	17.75%
2019	19,921,043	$4.979188	to	$37.303401	$76,548,019	0.25%	to	2.55%	0.61%	to	0.93%	30.39%	to	33.79%
2018	22,818,303	$3.721739	to	$29.337062	$66,331,589	0.25%	to	2.55%	—%	to	0.76%	(4.46)%	to	(2.24)%
2017	26,972,486	$3.806918	to	$30.707106	$80,839,876	0.25%	to	2.55%	0.67%	to	0.90%	18.85%	to	21.61%
Hartford International Opportunities HLS Fund
2021	39,525,156	$7.068910	to	$23.639932	$144,807,749	0.15%	to	2.55%	0.73%	to	1.17%	4.87%	to	7.66%
2020	43,361,801	$6.566190	to	$22.543185	$150,089,434	0.15%	to	2.55%	1.65%	to	1.96%	17.06%	to	20.27%
2019	49,063,585	$5.459618	to	$19.257297	$143,068,695	0.15%	to	2.55%	1.56%	to	1.89%	22.97%	to	26.24%
2018	55,656,979	$4.324910	to	$15.660371	$130,342,379	0.15%	to	2.55%	1.85%	to	1.93%	(21.00)%	to	(18.87)%
2017	62,007,964	$5.330675	to	$19.823880	$182,178,104	0.15%	to	2.55%	1.12%	to	1.43%	21.85%	to	25.06%
Hartford MidCap HLS Fund
2021	16,837,920	$12.783927	to	$21.373323	$244,781,689	0.25%	to	2.55%	—%	to	—%	7.14%	to	9.63%
2020	18,609,729	$11.931942	to	$19.495311	$248,111,081	0.25%	to	2.55%	0.05%	to	0.11%	19.32%	to	24.79%
2019	12,236,283	$7.537461	to	$15.622200	$146,104,792	0.25%	to	2.35%	0.11%	to	0.18%	29.78%	to	32.53%
2018	14,017,823	$5.807886	to	$11.787372	$127,650,670	0.25%	to	2.35%	0.03%	to	0.03%	(9.60)%	to	(7.68)%
2017	15,773,251	$12.767368	to	$32.600284	$157,473,472	0.25%	to	2.35%	—%	to	—%	21.28%	to	24.16%
Hartford Ultrashort Bond HLS Fund
2021	70,153,052	$4.261505	to	$7.748045	$100,416,846	0.15%	to	2.55%	0.70%	to	0.70%	(2.70)%	to	(0.34)%
2020	75,944,542	$4.275973	to	$7.963025	$111,121,609	0.15%	to	2.55%	1.86%	to	2.39%	(1.12)%	to	1.29%
2019	30,707,562	$4.221706	to	$8.052882	$47,152,472	0.15%	to	2.55%	1.89%	to	1.90%	0.22%	to	2.66%
2018	34,565,511	$4.112345	to	$8.034853	$52,502,395	0.15%	to	2.55%	1.12%	to	1.15%	(0.99)%	to	1.41%
2017	37,028,386	$4.055110	to	$8.115316	$56,349,684	0.15%	to	2.55%	0.80%	to	0.80%	(1.53)%	to	0.86%
Hartford Small Company HLS Fund
2021	12,082,912	$12.693997	to	$49.395077	$96,723,842	0.25%	to	2.55%	—%	to	—%	(1.25)%	to	1.31%
2020	13,786,365	$12.530186	to	$50.019901	$109,637,276	0.25%	to	2.55%	—%	to	—%	51.13%	to	55.13%
2019	15,160,176	$8.077288	to	$33.096769	$78,991,886	0.25%	to	2.55%	—%	to	—%	33.33%	to	36.66%
2018	17,512,015	$5.910708	to	$24.822863	$66,331,938	0.25%	to	2.55%	—%	to	—%	(6.92)%	to	(4.47)%
2017	19,879,820	$6.187348	to	$26.667265	$80,801,951	0.25%	to	2.55%	—%	to	—%	22.88%	to	26.05%
Hartford SmallCap Growth HLS Fund
2021	10,152,214	$6.655218	to	$55.651157	$58,075,459	0.25%	to	2.55%	—%	to	—%	1.14%	to	3.76%
2020	11,231,822	$6.414153	to	$55.021654	$62,478,862	0.25%	to	2.55%	—%	to	—%	29.55%	to	32.86%
2019	13,021,186	$4.827611	to	$42.470714	$55,357,023	0.25%	to	2.55%	—%	to	—%	32.04%	to	35.48%
2018	14,453,585	$3.563459	to	$32.165805	$46,113,877	0.25%	to	2.55%	—%	to	—%	(14.11)%	to	(11.92)%
2017	15,940,723	$4.045682	to	$37.451152	$58,774,068	0.25%	to	2.55%	—%	to	0.04%	16.74%	to	19.77%
Hartford Stock HLS Fund
2021	41,061,882	$47.140671	to	$70.835071	$517,897,216	0.15%	to	2.55%	0.95%	to	1.21%	21.53%	to	24.79%
2020	46,276,435	$38.789748	to	$56.762117	$469,283,432	0.15%	to	2.55%	1.40%	to	1.68%	8.98%	to	11.91%
2019	51,475,865	$35.594539	to	$50.721581	$474,826,616	0.15%	to	2.55%	1.37%	to	1.67%	27.59%	to	31.02%
2018	59,106,202	$27.896597	to	$38.711729	$420,462,448	0.15%	to	2.55%	1.55%	to	1.61%	(2.89)%	to	(0.29)%
2017	67,174,411	$28.727103	to	$38.825688	$484,470,924	0.15%	to	2.55%	1.53%	to	1.83%	16.53%	to	19.67%
Rational Trend Aggregation VA Fund+
2021	—	$2.485216	to	$22.370016	$—	1.15%	to	2.35%	—%	to	0.55%	10.84%	to	12.14%
2020	1,354,224	$2.216150	to	$20.182839	$3,002,871	1.15%	to	2.35%	0.62%	to	0.67%	(1.15)%	to	0.04%
2019	1,525,138	$2.215239	to	$20.418144	$3,397,477	1.15%	to	2.35%	2.86%	to	2.86%	4.81%	to	6.07%
2018	1,696,607	$2.088469	to	$19.481915	$3,602,557	1.15%	to	2.35%	3.85%	to	4.38%	(6.79)%	to	(5.66)%
2017	2,256,324	$2.213800	to	$20.900389	$5,047,410	1.15%	to	2.35%	2.46%	to	3.21%	(3.87)%	to	(2.71)%
Rational Insider Buying VA Fund+
2021	—	$3.155629	to	$33.032539	$—	1.15%	to	2.35%	—%	to	—%	(4.07)%	to	(2.94)%
2020	819,126	$3.251108	to	$34.432635	$2,472,896	1.15%	to	2.35%	—%	to	—%	11.49%	to	12.83%
2019	897,104	$2.881379	to	$30.885195	$2,406,253	1.15%	to	2.35%	—%	to	—%	21.13%	to	22.59%
2018	1,051,144	$2.350497	to	$25.498589	$2,313,784	1.15%	to	2.35%	0.69%	to	0.80%	(9.34)%	to	(8.24)%
2017	1,227,446	$2.561631	to	$28.124745	$2,948,261	1.15%	to	2.35%	0.56%	to	0.56%	14.79%	to	16.18%
BlackRock S&P 500 Index V.I. Fund
2021	11,885,863	$16.688246	to	$18.599412	$204,564,026	0.15%	to	2.55%	1.03%	to	1.33%	25.01%	to	28.34%
2020	12,738,303	$13.349933	to	$14.492048	$172,819,103	0.15%	to	2.55%	1.60%	to	1.81%	14.96%	to	20.40%
2019	13,632,410	$11.613078	to	$11.801894	$158,499,136	0.25%	to	2.55%	1.76%	to	2.19%	27.67%	to	31.02%
2018♦	15,176,901	$9.008034	to	$9.279576	$136,165,542	0.25%	to	2.55%	—%	to	1.04%	(9.92)%	to	—%
BlackRock Large Cap Focus Growth V.I. Fund
2021	16,871	$4.755026	to	$5.014776	$84,507	1.25%	to	2.00%	—%	to	—%	15.75%	to	16.62%
2020	19,908	$4.077333	to	$4.332432	$86,143	1.25%	to	2.00%	—%	to	—%	40.90%	to	41.96%
2019	532	$2.872208	to	$3.074858	$1,529	1.25%	to	2.00%	—%	to	—%	30.07%	to	31.05%
2018	11,835	$2.191656	to	$2.363946	$27,882	1.25%	to	2.00%	—%	to	—%	0.97%	to	1.73%
2017	14,805	$2.154317	to	$2.341175	$34,003	1.25%	to	2.00%	0.04%	to	0.04%	26.99%	to	27.95%
Morgan Stanley VIF U.S. Real Estate Portfolio
2021	12,541	$20.291179	to	$20.291179	$254,457	1.25%	to	1.25%	1.86%	to	1.86%	37.71%	to	37.71%
2020	13,010	$14.735181	to	$14.735181	$191,704	1.25%	to	1.25%	2.50%	to	2.50%	(18.13)%	to	(18.13)%
2019	13,857	$17.998228	to	$17.998228	$249,410	1.25%	to	1.25%	1.59%	to	1.59%	17.20%	to	17.20%
2018	14,206	$15.356713	to	$15.356713	$218,169	1.25%	to	1.25%	2.32%	to	2.32%	(9.12)%	to	(9.12)%
2017	17,056	$16.897622	to	$16.897622	$288,201	1.25%	to	1.25%	1.37%	to	1.37%	1.59%	to	1.59%
Invesco V.I. Equity and Income Fund
2021	6,268	$26.173735	to	$26.173735	$164,054	1.25%	to	1.25%	1.65%	to	1.65%	16.88%	to	16.88%
2020	7,598	$22.393466	to	$22.393466	$170,147	1.25%	to	1.25%	2.13%	to	2.13%	8.29%	to	8.29%
2019	8,764	$20.679532	to	$20.679532	$181,239	1.25%	to	1.25%	2.25%	to	2.25%	18.52%	to	18.52%
2018	11,472	$17.448335	to	$17.448335	$200,164	1.25%	to	1.25%	1.88%	to	1.88%	(10.86)%	to	(10.86)%
2017	17,078	$19.573108	to	$19.573108	$334,276	1.25%	to	1.25%	1.46%	to	1.46%	9.41%	to	9.41%
Morgan Stanley VIF Discovery Portfolio
2021	14,787	$64.874039	to	$64.874039	$959,293	1.25%	to	1.25%	—%	to	—%	(12.30)%	to	(12.30)%
2020	23,013	$73.972240	to	$73.972240	$1,702,311	1.25%	to	1.25%	—%	to	—%	148.92%	to	148.92%
2019	18,904	$29.717305	to	$29.717305	$561,771	1.25%	to	1.25%	—%	to	—%	38.23%	to	38.23%
2018	24,546	$21.498861	to	$21.498861	$527,715	1.25%	to	1.25%	—%	to	—%	9.15%	to	9.15%
2017	16,736	$19.697356	to	$19.697356	$329,650	1.25%	to	1.25%	—%	to	—%	36.88%	to	36.88%
Columbia Variable Portfolio - Dividend Opportunity Fund
2021	272,034	$20.099028	to	$22.965463	$6,023,358	1.25%	to	2.50%	—%	to	—%	23.05%	to	24.60%
2020	307,352	$16.334249	to	$18.432083	$5,476,797	1.25%	to	2.50%	—%	to	—%	(1.35)%	to	(0.11)%
2019	332,045	$16.557396	to	$18.451853	$5,949,822	1.25%	to	2.50%	—%	to	—%	21.01%	to	22.53%
2018	382,831	$13.682920	to	$15.059304	$5,599,466	1.25%	to	2.50%	—%	to	—%	(8.06)%	to	(6.90)%
2017	400,884	$14.882354	to	$16.175860	$6,341,274	1.25%	to	2.50%	—%	to	—%	11.55%	to	12.96%
Columbia Variable Portfolio - Income Opportunities Fund
2021	221,234	$12.613899	to	$13.953983	$2,994,600	1.25%	to	2.40%	9.25%	to	9.35%	2.02%	to	3.20%
2020	252,218	$12.364228	to	$13.521422	$3,323,024	1.25%	to	2.40%	4.77%	to	4.98%	3.39%	to	4.58%
2019	274,044	$11.959297	to	$12.929064	$3,459,988	1.25%	to	2.40%	5.03%	to	5.11%	13.71%	to	15.02%
2018	311,799	$10.517652	to	$11.240573	$3,434,857	1.25%	to	2.40%	4.99%	to	5.04%	(6.04)%	to	(4.95)%
2017	355,518	$11.193373	to	$11.825949	$4,134,722	1.25%	to	2.40%	6.18%	to	6.18%	4.03%	to	5.23%
Columbia Variable Portfolio - Mid Cap Growth Fund
2021	197,790	$28.471480	to	$31.774387	$6,076,887	1.25%	to	2.50%	—%	to	—%	13.69%	to	15.12%
2020	220,734	$25.042747	to	$27.600635	$5,911,717	1.25%	to	2.50%	—%	to	—%	32.08%	to	33.74%
2019	281,423	$18.960232	to	$20.637430	$5,620,918	1.25%	to	2.50%	—%	to	—%	31.84%	to	33.50%
2018	296,629	$14.380972	to	$15.458695	$4,480,381	1.25%	to	2.50%	—%	to	—%	(7.12)%	to	(5.95)%
2017	352,255	$15.483776	to	$16.437225	$5,669,034	1.25%	to	2.50%	—%	to	—%	19.95%	to	21.46%
Invesco V.I. Global Fund+
2021	17,429	$30.942419	to	$30.942419	$539,298	1.25%	to	1.25%	—%	to	—%	13.74%	to	13.74%
2020	19,718	$27.204456	to	$27.204456	$536,413	1.25%	to	1.25%	0.37%	to	0.37%	25.76%	to	25.76%
2019	26,539	$21.632816	to	$21.632816	$574,126	1.25%	to	1.25%	0.63%	to	0.63%	29.82%	to	29.82%
2018	33,823	$16.663543	to	$16.663543	$563,609	1.25%	to	1.25%	0.77%	to	0.77%	(14.48)%	to	(14.48)%
2017	34,543	$19.483909	to	$19.483909	$673,027	1.25%	to	1.25%	0.68%	to	0.68%	34.63%	to	34.63%
Putnam VT Small Cap Value Fund
2021	9,267	$23.677722	to	$23.677722	$219,421	1.25%	to	1.25%	1.20%	to	1.20%	38.17%	to	38.17%
2020	8,146	$17.137155	to	$17.137155	$139,603	1.25%	to	1.25%	0.91%	to	0.91%	2.67%	to	2.67%
2019	8,175	$16.691256	to	$16.691256	$136,448	1.25%	to	1.25%	0.63%	to	0.63%	22.70%	to	22.70%
2018	11,617	$13.603576	to	$13.603576	$158,029	1.25%	to	1.25%	0.45%	to	0.45%	(20.93)%	to	(20.93)%
2017	16,443	$17.204057	to	$17.204057	$282,889	1.25%	to	1.25%	0.72%	to	0.72%	6.54%	to	6.54%
PIMCO VIT Real Return Portfolio
2021	26,614	$16.904037	to	$16.904037	$449,853	1.25%	to	1.25%	4.95%	to	4.95%	4.30%	to	4.30%
2020	32,060	$16.207616	to	$16.207616	$519,604	1.25%	to	1.25%	1.42%	to	1.42%	10.33%	to	10.33%
2019	29,400	$14.690072	to	$14.690072	$431,867	1.25%	to	1.25%	1.64%	to	1.64%	7.10%	to	7.10%
2018	30,224	$13.716400	to	$13.716400	$414,548	1.25%	to	1.25%	2.50%	to	2.50%	(3.43)%	to	(3.43)%
2017	38,027	$14.202958	to	$14.202958	$540,082	1.25%	to	1.25%	2.37%	to	2.37%	2.37%	to	2.37%
Pioneer Fund VCT Portfolio
2021	2,838,170	$4.100453	to	$44.544633	$11,001,130	1.15%	to	2.45%	—%	to	0.09%	24.56%	to	26.19%
2020	3,182,839	$2.747471	to	$3.249455	$9,802,705	1.15%	to	2.25%	0.50%	to	0.50%	21.20%	to	22.54%
2019	3,412,127	$2.266865	to	$2.651725	$8,580,074	1.15%	to	2.25%	0.70%	to	0.75%	28.12%	to	29.53%
2018	4,000,006	$1.769384	to	$2.047160	$7,804,125	1.15%	to	2.25%	0.79%	to	0.79%	(3.93)%	to	(2.86)%
2017	4,615,552	$1.830428	to	$2.107482	$9,306,504	1.15%	to	2.30%	0.22%	to	0.95%	18.60%	to	19.97%
Pioneer Mid Cap Value VCT Portfolio
2021	8,233	$24.247878	to	$24.247878	$199,635	1.25%	to	1.25%	0.72%	to	0.72%	27.77%	to	27.77%
2020	8,619	$18.978198	to	$18.978198	$163,569	1.25%	to	1.25%	1.03%	to	1.03%	0.61%	to	0.61%
2019	10,093	$18.863926	to	$18.863926	$190,402	1.25%	to	1.25%	1.05%	to	1.05%	26.49%	to	26.49%
2018	10,282	$14.912987	to	$14.912987	$153,337	1.25%	to	1.25%	0.45%	to	0.45%	(20.50)%	to	(20.50)%
2017	11,160	$18.758748	to	$18.758748	$209,353	1.25%	to	1.25%	0.71%	to	0.71%	11.47%	to	11.47%
PSF PGIM Jennison Focused Blend Portfolio+
2021	26,944	$4.514370	to	$4.961425	$126,791	1.25%	to	1.80%	—%	to	—%	14.27%	to	14.90%
2020	38,075	$3.950572	to	$4.318004	$153,822	1.25%	to	1.80%	—%	to	—%	28.09%	to	28.79%
2019	37,559	$3.084293	to	$3.352679	$118,301	1.25%	to	1.80%	—%	to	—%	26.11%	to	26.81%
2018	41,347	$2.445694	to	$2.643934	$103,408	1.25%	to	1.80%	—%	to	—%	(7.41)%	to	(6.90)%
2017	44,253	$2.641306	to	$2.839734	$119,003	1.25%	to	1.80%	—%	to	—%	27.43%	to	28.13%
PSF PGIM Jennison Growth Portfolio+
2021	392,707	$3.738839	to	$4.755977	$1,453,845	1.25%	to	1.80%	—%	to	—%	13.50%	to	14.12%
2020	416,889	$3.276225	to	$4.190467	$1,356,000	1.25%	to	1.80%	—%	to	—%	52.80%	to	53.64%
2019	402,687	$2.132436	to	$2.742528	$855,562	1.25%	to	1.80%	—%	to	—%	30.46%	to	31.17%
2018	400,661	$1.625650	to	$2.102260	$648,773	1.25%	to	1.80%	—%	to	—%	(2.94)%	to	(2.41)%
2017	438,802	$1.665744	to	$2.166002	$730,606	1.25%	to	1.80%	—%	to	—%	33.70%	to	34.44%
PSF PGIM Jennison Value Portfolio+
2021	53,324	$3.026328	to	$33.827461	$285,835	1.25%	to	2.20%	—%	to	—%	24.52%	to	25.70%
2020	53,836	$2.407523	to	$27.167299	$236,876	1.25%	to	2.20%	—%	to	—%	0.90%	to	1.87%
2019	55,505	$2.363377	to	$26.923665	$246,438	1.25%	to	2.20%	—%	to	—%	22.85%	to	24.02%
2018	58,600	$1.905625	to	$21.915836	$213,074	1.25%	to	2.20%	—%	to	—%	(12.19)%	to	(11.35)%
2017	81,666	$2.149589	to	$24.957674	$299,489	1.25%	to	2.20%	—%	to	—%	13.97%	to	15.06%
PSF International Growth Portfolio+
2021	34,425	$2.125295	to	$2.381081	$79,634	1.25%	to	1.80%	—%	to	—%	10.09%	to	10.69%
2020	35,360	$1.930563	to	$2.068105	$72,069	1.45%	to	1.80%	—%	to	—%	29.23%	to	29.69%
2019	35,362	$1.458932	to	$1.594698	$55,616	1.45%	to	1.95%	—%	to	—%	29.36%	to	30.01%
2018	40,654	$1.127791	to	$1.226608	$48,870	1.45%	to	1.95%	—%	to	—%	(14.88)%	to	(14.45)%
2017	40,832	$1.324971	to	$1.433874	$57,430	1.45%	to	1.95%	—%	to	—%	32.81%	to	33.47%
Royce Capital Fund–Small-Cap Portfolio
2021	6,601	$22.059513	to	$22.059513	$145,616	1.25%	to	1.25%	1.22%	to	1.22%	27.22%	to	27.22%
2020	8,229	$17.339904	to	$17.339904	$142,699	1.25%	to	1.25%	0.90%	to	0.90%	(8.31)%	to	(8.31)%
2019	12,042	$18.910480	to	$18.910480	$227,718	1.25%	to	1.25%	0.66%	to	0.66%	17.19%	to	17.19%
2018	13,632	$16.136275	to	$16.136275	$219,973	1.25%	to	1.25%	0.65%	to	0.65%	(9.49)%	to	(9.49)%
2017	22,341	$17.827451	to	$17.827451	$398,280	1.25%	to	1.25%	0.86%	to	0.86%	4.07%	to	4.07%
Invesco V.I. Comstock Fund
2021	4,129	$27.789457	to	$27.789457	$114,741	1.25%	to	1.25%	1.66%	to	1.66%	31.39%	to	31.39%
2020	4,498	$21.150145	to	$21.150145	$95,123	1.25%	to	1.25%	2.12%	to	2.12%	(2.32)%	to	(2.32)%
2019	5,366	$21.651881	to	$21.651881	$116,182	1.25%	to	1.25%	1.67%	to	1.67%	23.39%	to	23.39%
2018	7,198	$17.547707	to	$17.547707	$126,310	1.25%	to	1.25%	1.42%	to	1.42%	(13.46)%	to	(13.46)%
2017	8,877	$20.277416	to	$20.277416	$180,002	1.25%	to	1.25%	1.89%	to	1.89%	16.12%	to	16.12%
Invesco V.I. American Franchise Fund
2021	45,185	$34.570320	to	$38.518657	$1,687,243	1.25%	to	2.35%	—%	to	—%	9.33%	to	10.54%
2020	50,422	$31.620519	to	$34.846806	$1,705,306	1.25%	to	2.35%	0.02%	to	0.08%	39.05%	to	40.59%
2019	68,572	$22.740487	to	$24.786764	$1,633,714	1.25%	to	2.35%	—%	to	—%	33.58%	to	35.06%
2018	47,873	$17.023404	to	$18.352525	$869,444	1.25%	to	2.35%	—%	to	—%	(5.86)%	to	(4.82)%
2017	50,640	$18.083761	to	$19.282239	$967,728	1.25%	to	2.35%	0.08%	to	0.08%	24.39%	to	25.76%
Allspring VT Index Asset Allocation Fund+
2021	7,616	$3.168721	to	$3.168721	$24,133	1.90%	to	1.90%	0.58%	to	0.58%	13.81%	to	13.81%
2020	7,616	$2.784114	to	$2.784114	$21,203	1.90%	to	1.90%	0.82%	to	0.82%	14.40%	to	14.40%
2019	7,616	$2.433765	to	$2.433765	$18,536	1.90%	to	1.90%	1.10%	to	1.10%	17.90%	to	17.90%
2018	7,616	$2.064334	to	$2.064334	$15,722	1.90%	to	1.90%	0.98%	to	0.98%	(4.73)%	to	(4.73)%
2017	7,616	$2.166862	to	$2.166862	$16,502	1.90%	to	1.90%	0.75%	to	0.75%	10.14%	to	10.14%
Allspring VT International Equity Fund+
2021	1,187,489	$2.482663	to	$17.060139	$2,149,031	1.15%	to	2.45%	1.34%	to	1.36%	4.79%	to	6.16%
2020	1,469,969	$2.338598	to	$16.280526	$2,630,313	1.15%	to	2.45%	3.03%	to	3.08%	2.35%	to	3.69%
2019	1,817,353	$2.255411	to	$15.906813	$3,237,847	1.15%	to	2.45%	4.08%	to	4.08%	12.71%	to	14.18%
2018	2,111,436	$1.975277	to	$14.113165	$3,221,446	1.15%	to	2.45%	12.17%	to	12.39%	(18.87)%	to	(17.81)%
2017	2,419,576	$2.403293	to	$17.396198	$4,495,564	1.15%	to	2.45%	3.00%	to	3.55%	21.84%	to	23.43%
Allspring VT Small Cap Growth Fund+
2021	44,412	$42.619771	to	$49.742362	$2,092,714	1.15%	to	2.50%	—%	to	—%	5.27%	to	6.70%
2020	54,615	$40.486664	to	$46.619653	$2,425,531	1.15%	to	2.50%	—%	to	—%	54.20%	to	56.29%
2019	57,590	$26.256695	to	$29.829102	$1,645,621	1.15%	to	2.50%	—%	to	—%	22.22%	to	23.88%
2018	86,255	$21.482856	to	$24.078926	$2,001,772	1.15%	to	2.50%	—%	to	—%	(1.03)%	to	0.31%
2017	87,713	$21.706710	to	$24.003438	$2,040,029	1.15%	to	2.50%	—%	to	—%	23.03%	to	24.70%
Allspring VT Opportunity Fund+
2021	83,866	$33.552354	to	$38.577114	$3,136,411	1.15%	to	2.50%	0.24%	to	0.25%	21.98%	to	23.64%
2020	85,289	$27.506512	to	$31.202215	$2,592,865	1.15%	to	2.50%	0.64%	to	0.67%	18.33%	to	19.94%
2019	91,552	$23.245449	to	$26.015277	$2,326,266	1.15%	to	2.50%	0.49%	to	0.55%	28.56%	to	30.30%
2018	111,798	$18.081357	to	$19.964925	$2,188,782	1.15%	to	2.50%	0.44%	to	0.44%	(9.23)%	to	(7.99)%
2017	123,070	$19.919349	to	$21.699269	$2,625,386	1.15%	to	2.50%	0.92%	to	1.01%	17.75%	to	19.34%
Columbia Variable Portfolio - Large Cap Growth Fund
2021	1,086,820	$26.900792	to	$28.915593	$31,193,057	1.25%	to	2.50%	—%	to	—%	25.56%	to	27.13%
2020	1,176,060	$21.425127	to	$22.744106	$26,594,099	1.25%	to	2.50%	—%	to	—%	31.41%	to	33.06%
2019	1,304,464	$16.304011	to	$17.092841	$22,195,667	1.25%	to	2.50%	—%	to	—%	32.55%	to	34.21%
2018	1,479,888	$12.300289	to	$12.735436	$18,772,642	1.25%	to	2.50%	—%	to	—%	(6.31)%	to	(5.13)%
2017	1,651,942	$13.128873	to	$13.424362	$22,120,050	1.25%	to	2.50%	—%	to	—%	24.97%	to	26.54%
Columbia Variable Portfolio - Overseas Core Fund
2021	290,753	$13.631604	to	$14.653008	$4,191,342	1.25%	to	2.50%	1.08%	to	1.10%	7.03%	to	8.38%
2020	380,306	$12.735735	to	$13.519989	$5,058,947	1.25%	to	2.50%	1.44%	to	1.44%	6.14%	to	7.47%
2019	388,193	$11.999023	to	$12.579731	$4,833,871	1.25%	to	2.50%	1.73%	to	1.81%	22.06%	to	23.60%
2018	418,809	$9.830300	to	$10.178184	$4,230,427	1.25%	to	2.50%	2.54%	to	2.55%	(18.87)%	to	(17.85)%
2017	484,718	$12.116359	to	$12.389197	$5,972,311	1.25%	to	2.50%	1.86%	to	1.87%	24.04%	to	25.60%
CTIVP® - Loomis Sayles Growth Fund
2021	447,680	$24.970289	to	$26.840519	$11,907,334	1.25%	to	2.50%	—%	to	—%	15.65%	to	17.10%
2020	513,355	$21.592082	to	$22.921194	$11,679,896	1.25%	to	2.50%	—%	to	—%	28.68%	to	30.29%
2019	586,438	$16.780315	to	$17.592062	$10,253,805	1.25%	to	2.50%	—%	to	—%	28.51%	to	30.12%
2018	731,541	$13.058037	to	$13.519881	$9,837,516	1.25%	to	2.50%	—%	to	—%	(4.81)%	to	(3.61)%
2017	862,628	$13.717542	to	$14.026232	$12,060,121	1.25%	to	2.50%	—%	to	—%	29.75%	to	31.38%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2021 (Successor Company) and December 31, 2020 (Predecessor Company)
For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company), and the years ended December 31, 2020 and 2019 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and the results of its operations and its cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company)in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
As discussed in Note 1 to the financial statements, on June 30, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.
•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.
Assessment of the fair value of insurance contracts acquired in the business combination between Company's indirect owner, Hopmeadow Holdings GP LLC, and a subsidiary of Sixth Street — Refer to Note 1 to the Consolidated Financial Statements
Critical Audit Matter Description
On June 30, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger was accounted for using business combination accounting. Under this method, the purchase price paid by Sixth Street was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations. By the

application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on June 30, 2021.
Significant judgment was used to determine the appropriate assumptions used to estimate the fair value of the Company’s insurance contracts, resulting in VOBA and additional reserve liabilities. The principal assumptions include mortality, persistency, expenses, and discount rates.
We identified the assessment of the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities as a critical audit matter. Given the high level of estimation uncertainty of management’s assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities, included the following, among others:
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
•With the assistance of our valuation specialists, we compared the Company’s discount rate, to a discount rate that was independently developed using publicly available market data for comparable entities.
/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Revenues
Fee income and other	$410	$438	$741	$821
Earned premiums	31	24	35	42
Net investment income	498	534	816	924
Net realized capital losses	(20)	(242)	(74)	(275)
Amortization of deferred gains	—	26	53	59
Total revenues	919	780	1,571	1,571
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	285	375	626	760
Amortization of value of business acquired ("VOBA")	90	(43)	50	(25)
Insurance operating costs and other expenses	208	228	364	423
Other intangible asset amortization	3	3	6	5
Dividends to policyholders	2	1	60	5
Total benefits, losses and expenses	588	564	1,106	1,168
Income before income taxes	331	216	465	403
Income tax expense	51	30	66	44
Net income	$280	$186	$399	$359
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Net income	$280	$186	$399	$359
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain on fixed maturities	(10)	(275)	565	890
Change in net gain on cash flow hedging instruments	—	1	(1)	—
Change in foreign currency translation adjustments	—	—	—	(2)
OCI, net of tax	(10)	(274)	564	888
Comprehensive income (loss)	$270	$(88)	$963	$1,247
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company	Predecessor Company
(In millions, except for share data)	As of December 31, 2021	As of December 31, 2020
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 - Successor Company and $1 - Predecessor Company) (amortized cost of $20,986 - Successor Company and $13,137 - Predecessor Company)	$20,971	$14,875
Equity securities, at fair value	203	65
Mortgage loans (net of ACL of $12 - Successor Company and $17 - Predecessor Company)	2,131	2,092
Policy loans, at outstanding balance	1,484	1,452
Limited partnerships and other alternative investments	1,147	999
Other investments	26	24
Short-term investments	1,254	802
Total investments	27,216	20,309
Cash	49	40
Premiums receivable and agents’ balances, net	4	10
Reinsurance recoverables (net of ACL of $37 - Successor Company and $7 - Predecessor Company)	35,848	27,455
VOBA	479	586
Deferred income taxes, net	603	478
Goodwill and other intangible assets	161	40
Other assets	412	345
Separate account assets	111,592	109,625
Total assets	$176,364	$158,888
Liabilities
Reserve for future policy benefits	$21,698	$18,625
Other policyholder funds and benefits payable	32,622	25,307
Funds withheld liability	6,379	—
Other liabilities	1,920	2,146
Separate account liabilities	111,592	109,625
Total liabilities	174,211	155,703
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,761
Accumulated other comprehensive (loss) income, net of tax	(10)	1,281
Retained earnings	280	137
Total stockholder’s equity	2,153	3,185
Total liabilities and stockholder’s equity	$176,364	$158,888
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Operating Activities
Net income	$280	$186	$399	$359
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital losses	20	242	74	275
Amortization of deferred reinsurance gain	—	(26)	(53)	(59)
Amortization of VOBA	90	(43)	50	(25)
Depreciation and amortization	102	38	69	51
Other operating activities, net	106	38	259	205
Change in assets and liabilities:
Increase in reinsurance recoverables	(63)	(134)	(331)	(272)
Decrease in deferred income taxes	138	29	54	51
Increase (decrease) for future policy benefits and unearned premiums	(40)	63	160	141
Net changes in other assets and other liabilities	(132)	51	185	(169)
Net payments for reinsurance transactions	(877)	—	—	—
Net cash (used for) provided by operating activities	(376)	444	866	557
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,976	1,622	2,824	3,498
Equity securities, at fair value	47	3	7	213
Mortgage loans	294	158	373	257
Partnerships	102	71	77	134
Payments for the purchase of:
Fixed maturities, available-for-sale	(1,974)	(1,197)	(2,866)	(2,589)
Equity securities, at fair value	(121)	(45)	(26)	(5)
Mortgage loans	(207)	(177)	(242)	(413)
Partnerships	(100)	(74)	(134)	(156)
Net proceeds from (payments for) repurchase agreements program	(11)	8	(16)	19
Net proceeds from (payments for) derivatives	(161)	(539)	143	(272)
Net increase (decrease) in policy loans	9	(32)	15	(26)
Net proceeds from (payments for) short-term investments	(314)	200	(234)	288
Other investing activities, net	—	—	(10)	8
Net cash provided by (used for) investing activities	540	(2)	(89)	956
Financing Activities
Deposits and other additions to investment and universal life-type contracts	872	1,001	1,971	2,168
Withdrawals and other deductions from investment and universal life-type contracts	(4,766)	(4,862)	(9,627)	(11,074)
Net transfers from separate accounts related to investment and universal life-type contracts	3,598	3,659	7,117	8,202
Net increase (decrease) in securities loaned or sold under agreements to repurchase	131	270	(7)	(204)
Dividend paid on shares outstanding	—	(265)	(319)	(700)
Return of capital to parent	—	(235)	—	—
Net cash used for financing activities	(165)	(432)	(865)	(1,608)
Foreign exchange rate effect on cash	—	—	—	2
Net increase (decrease) in cash	(1)	10	(88)	(93)
Cash — beginning of period	50	40	128	221
Cash — end of period	$49	$50	$40	$128
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(13)	$2	$—	$25
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a provider of insurance and investment products in the United States of America ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation, and Hopmeadow Holdings, LP ("Hopmeadow Holdings," or "HHLP") are indirect parents of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into HHLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annuity operating subsidiaries for a total purchase price of approximately $2.25 billion, comprised of a $500 pre-closing dividend and cash of $1.734 billion. The merger was accounted for by using business combination accounting together with an election to apply pushdown accounting. Under this method, the purchase price paid by the investment firm was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. TL's financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the period subsequent to that date is labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of pushdown accounting, the financial statements for the period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to Sixth Street's accounting policies and modified its presentation for certain transactions.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. Under this reinsurance transaction, the Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. Lincoln will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz"). Pursuant to such agreement, the Company assumed 100% of a block of fixed indexed annuities ("FIA") and 5% of another block of FIAs on a coinsurance basis. Certain of the FIAs included living withdrawal benefits. The Company acquired general account assets to support the assumed reserves and paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. Under the reinsurance agreement, the Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. This reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. Allianz will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. Pursuant to such reinsurance agreement, the Company generally ceded 50% of reserves related to variable annuity and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the pension risk transfer block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities for approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On November 18, 2021, TLI received approval from the Connecticut Department of Insurance ("CTDOI") to contribute the Company to TR Re. On December 30, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
COVID-19 Update
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31 2020 (Predecessor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company continues to operate in a fully remote work environment with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits ("EGPs") used in the valuation and amortization of assets (including Value of Business Acquired ("VOBA") and liabilities associated with variable annuity, fixed indexed annuities and other universal life-type contracts, as well as any deferred reinsurance amounts; evaluation of credit losses on fixed maturities, available for sale ("AFS") and allowance for credit losses ("ACL") on mortgage loans; living benefits required to be fair valued; deferred gain or cost related to reinsurance transactions; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; evaluation of goodwill and other intangible assets for impairment; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain.
Pushdown Accounting
The table below shows the main balance sheet line items impacted in pushdown accounting for the Sixth Street Acquisition, as of July 1, 2021:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets	29,442
Separate account assets	112,857
Total assets	163,476

Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	161,593

Equity	1,883
Total liabilities and stockholder's equity	$163,476

The Successor Company's assets and liabilities are recognized based on Sixth Street's accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income ("AOCI") of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
For a discussion of goodwill from the Sixth Street Acquisition, see Note 7 - Goodwill and Other Intangible Assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consist of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
Investments
In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in reserves for future policy benefits and other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Adoption of New Accounting Standards
Financial Instruments - Credit Losses
On January 1, 2020, the Company adopted Accounting Standards Update ("ASU") 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, ("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11 million, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

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Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax assets	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The Financial Accounting Standards Board ("FASB") issued ASU 2021-08 Accounting for Contract Assets and Contract Liabilities from Contracts with Customers in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in this ASU should be applied prospectively. We expect to adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact on the Company's operations and financial results. While it is not possible to reasonably estimate the expected impact of the new standard at this time due to the nature and extent of the required changes to a significant portion of the Company’s operations, we anticipate an increase to AOCI, upon adoption. This is due to the application and pushdown of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under the new guidance. This standard represents a significant change from existing U.S. GAAP, however, it does not change the underlying economics of the business or its related cash flows. The Company has a transition date, the date of the Sixth Street Acquisition, and selected the modified retrospective transition method, with the potential exception of market risk benefits ("MRB"), which are required to be adopted on a retrospective basis. Additionally, the Company is reviewing the impact of its recent reinsurance transactions under the new standard.
As part of working toward implementation of the updated standard, the Company has made progress on key accounting policy decisions, including processes to identify insurance policy groupings for LFPB measurement, applicable discount rates, development of liability cash flow and claim expense assumptions, and VOBA amortization methodology. Long duration insurance contracts issued by the Company will be grouped into separate cohorts based on the product type and annual contract issue date.
Cash flow assumptions underlying insurance liabilities will be evaluated at least annually in the same fiscal quarter each year as to whether an update is needed. Under the new guidance, the Company will update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in net income. Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yields, with the effect of discount rate changes on the liability recorded in OCI. The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date. This is a change from current U.S. GAAP which utilizes assumptions, including discount rates "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current U.S. GAAP.

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The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk.These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity's nonperformance risk, which is required to be recognized in OCI. For any assumed products, the portion of the change in MRBs attributable to changes in the reinsurer's nonperformance risk is recognized in income. The Company will maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRBs upon adoption.

VOBA and other balances are expected to be amortized on a constant-level basis over the expected remaining term of the related contracts. As annuities do not have a face amount, the constant level basis used is expected to be based on the number of policies in-force.
Additionally, ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRBs, separate account liabilities, deferred acquisition costs, and information about significant inputs, judgments and methods used in the measurement.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, FIAs and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively, may not include the full impact of current year changes in valuation of

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the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020, the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

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Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to

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continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments, and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. In ceding risks, the Company uses yearly renewable term, coinsurance and modified coinsurance arrangements and variation thereof. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company's ceded affiliated reinsurance arrangements are on a modified coinsurance and a coinsurance with funds withheld basis. Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the Company and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the Company, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the Company to establish segregated accounts in which the assets supporting the

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ceded obligations are maintained. A funds withheld liability is established which represents the fair value of investment assets segregated under modified coinsurance or coinsurance with funds withheld reinsurance arrangements.
The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the Company has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the Company. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company also cedes to and assumes from other insurers on coinsurance arrangements. Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain on or cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We generally have the right of offset on reinsurance contracts, but have elected to present balances due to and due from reinsurance counterparties on a gross basis on the financial statements.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2021, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

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1. Basis of Presentation and Significant Accounting Policies (continued)
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its in-force GMDB and GMWB and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs and assumed FIAs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$258	$—	$258	$—
Collateralized loan obligations ("CLOs")	944	—	785	159
Commercial mortgage-backed securities ("CMBS")	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
Residential mortgage-backed securities ("RMBS")	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	—	—	80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Modified coinsurance reinsurance contracts	15	—	15	—
Total liabilities accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020 (Predecessor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$444	$—	$444	$—
CLOs	1,428	—	1,169	259
CMBS	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
RMBS	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878

Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)
[1]    Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.6 billion and $877 of investment sales receivables, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $404 and $441 of investments, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments and Freestanding Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS [3]	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
As of December 31, 2020 (Predecessor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3] [4]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2020 (Predecessor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3] [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
[4]    Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to the section GMWB Derivatives, net in Note 4 - Derivatives of Notes to Consolidated Financial Statements.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	0.03%	0.15%	0.09%	Decrease
As of December 31, 2020 (Predecessor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	55%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	0.01%	0.08%	0.05%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 40% and 43% were subject to significant liquidation restrictions as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Short-term investments	14	—	—	88	(27)	—	—	—	75
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Short-term investments	22	—	—	2	(10)	—	—	—	14
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GWMB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
Liabilities
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Freestanding derivatives
Interest rate	$2	$(40)	$6
GMWB hedging instruments [3]			(16)
Total freestanding derivatives	2	(40)	(10)
Reinsurance recoverable for GMWB	(8)	(19)	(21)
Total assets	(6)	(59)	(31)
Liabilities
Freestanding derivatives
Macro hedge program [3]	(63)	(121)	(212)
Total freestanding derivatives	(63)	(121)	(212)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	29	82	67
Total other policyholder funds and benefits payable	29	82	67
Total liabilities	$(34)	$(39)	$(145)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]    The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Fixed maturities, AFS
CLOs	$—	$—	$1
CMBS	(2)	3	(3)
Corporate	(2)	(4)	7
RMBS	—	1	(1)
Total fixed maturities, AFS	(4)	—	4
Total assets	$(4)	$—	$4
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company		Predecessor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2021		December 31, 2020
Assets
Policy loans	Level 3	$1,484	$1,484	$1,452	$1,452
Mortgage loans [1]	Level 3	$2,131	$2,138	$2,092	$2,248
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,137	$4,792	$5,282	$5,261
Funds withheld liability	Level 3	$6,379	$6,379
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the carrying amount of mortgage loans was net of ACL of $12 and $17, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Fixed maturities [1]	$174	$243	$518	$586
Equity securities	10	2	7	6
Mortgage loans	32	45	92	92
Policy loans	36	40	82	84
Limited partnerships and other alternative investments	259	216	130	161
Other [2]	1	1	13	19
Investment expense	(14)	(13)	(26)	(24)
Total net investment income	$498	$534	$816	$924
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business.

Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Gross gains on sales	$14	$55	$166	$67
Gross losses on sales	(20)	(8)	(32)	(18)
Net realized gains (losses) on sales of equity securities	19	—	—	—
Change in net unrealized gains (losses) on equity securities [1]	(2)	—	1	2
Net credit losses on fixed maturities, AFS [2]	—	—	(1)
Change in ACL on mortgage loans [3]	—	6	(8)
Intent-to-sell impairments	—	—	(6)	—
Net other-than-temporary impairments ("OTTI") losses recognized in earnings				(4)
Results of variable annuity hedge program:
GMWB derivatives, net			82	53
Macro hedge program	(67)	(243)	(414)	(418)
Total results of variable annuity hedge program	(67)	(243)	(332)	(365)
Transactional foreign currency revaluation	—	—	3	(4)
Non-qualifying foreign currency derivatives	5	(2)	(7)	(4)
Modified coinsurance reinsurance derivative contracts	15	22	(50)	(55)
Other, net [4]	16	(72)	192	106
Net realized capital losses	$(20)	$(242)	$(74)	$(275)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021, were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020, were $4 for the year ended December 31, 2020 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 were $(2) for year ended December 31, 2019 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company), and $149 and $54 for the years ended December 31, 2020 and 2019, respectively (Predecessor Company).

Sales of AFS Securities
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Fixed maturities, AFS
Sale proceeds	$2,372	$1,007	$1,789	$2,541
Gross gains	14	55	165	67
Gross losses	(16)	(8)	(31)	(16)
Sales of fixed maturities, AFS in 2021 were primarily a result of tactical changes to the portfolio driven by changing market conditions, in addition to duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $178 and $114, respectively, and accrued interest receivable related to mortgage loans of $6 and $7, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance, end of period	$1	$1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments on Fixed Maturities, AFS (Predecessor Company)
For the Year Ended December 31, 2019
(Before tax)
Balance as of beginning of period	$(6)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6
Fixed maturities due to an increase in expected cash flows	—
Balance as of end of period	$(4)
[1]    These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company					Predecessor Company
	December 31, 2021					December 31, 2020
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$260	$—	$—	$(2)	$258	$436	$—	$8	$—	$444
CLOs	945	—	—	(1)	944	1,425	—	7	(4)	1,428
CMBS	2,345	—	4	(14)	2,335	1,152	—	77	(11)	1,215
Corporate	13,380	—	50	(73)	13,357	7,240	(1)	1,296	(12)	8,552
Foreign government/government agencies	365	—	1	(4)	362	236	—	32	—	266
Municipal bonds	1,452	—	10	(6)	1,456	761	—	115	(1)	875
RMBS	818	—	—	(7)	811	745	—	26	(2)	769
U.S. Treasuries	1,421	—	28	(1)	1,448	1,142	—	192	(8)	1,326
Total fixed maturities, AFS	$20,986	$—	$93	$(108)	$20,971	$13,137	$(1)	$1,753	$(38)	$14,875
[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$341	$341	$238	$241
Over one year through five years	2,904	2,890	1,376	1,462
Over five years through ten years	5,248	5,241	1,808	2,052
Over ten years	8,125	8,151	5,957	7,264
Subtotal	16,618	16,623	9,379	11,019
Mortgage-backed and asset-backed securities	4,368	4,348	3,758	3,856
Total fixed maturities, AFS	$20,986	$20,971	$13,137	$14,875

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). As of December 31, 2021 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the Harbourvest Structured Solutions IV, the IBM Corporation, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2020 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, the Walt Disney Company, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2021 (Successor Company), were financial services, U.S. Treasuries, and utilities which comprised approximately 9%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2020 (Predecessor Company) were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Predecessor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign government/government agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)
As of December 31, 2021 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 1,680 instruments, primarily in the corporate sectors, most notably utilities, financial services, technology and communications, and energy, as well as CMBS which were depressed largely due to higher interest rates and/or wider credit spreads since the purchase date. As of December 31, 2021 (Successor Company), 100% of these fixed maturities were depressed less than 20%of cost or amortized cost. The gross unrealized losses increased $70 compared to December 31, 2020 (Predecessor Company) primarily attributable to higher interest rates, partially offset by tighter credit spreads. The increase was also partially offset by the application of pushdown accounting in connection with the Sixth Street Acquisition. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for more information regarding the sale of the Company.

There were no fixed maturities depressed for twelve months or more. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
underlying collateral such as changes in projected property value estimates. As of December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

ACL on Mortgage Loans
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Beginning balance	$—	$17	$—	$5
Cumulative effect of accounting changes [1]			9
Cumulative effect of pushdown accounting	12
Adjusted beginning balance ACL [2]	12	17	9	5
Current period provision (release)	—	(6)	8	(5)
Ending balance	$12	$11	$17	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. We continue to monitor the impact on our mortgage loan portfolio from borrower behavior in response to the economic stress caused by the pandemic. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 51% as of December 31, 2021 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 61%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	7	2.37x	18	2.62x	25	1.55x	43	1.00x	41	1.94x	37	1.23x	171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1]    As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Predecessor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] As of December 31, 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$78	3.6%	$80	3.8%
East South Central	20	0.9%	19	0.9%
Middle Atlantic	152	7.1%	154	7.3%
Mountain	142	6.6%	78	3.7%
New England	87	4.1%	83	3.9%
Pacific	559	26.1%	562	26.7%
South Atlantic	627	29.3%	569	27.0%
West South Central	184	8.6%	213	10.1%
Other [2]	294	13.7%	351	16.6%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$711	33.2%	$602	28.6%
Lodging	—	—%	22	1.0%
Multifamily	590	27.5%	536	25.4%
Office	423	19.7%	481	22.8%
Retail	403	18.8%	418	19.8%
Single Family	16	0.8%	50	2.4%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) is limited to the total carrying value of $1.1 billion and $975, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2021(Successor Company) and 2020 (Predecessor Company), the Company had outstanding commitments totaling $419 and $461, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$663	$262
Gross amount of collateral pledged related to repurchase agreements [1]	$679	$267
Gross amount of recognized receivables for reverse repurchase agreements [2]	$44	$28
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the fair value of securities on deposit was $26 and $28, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $259 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company), $130 and $161 for the years ended December 31, 2020 and 2019 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) is limited to the total carrying value of $1.1 billion. In addition, the Company has outstanding commitments totaling approximately $420, to fund limited partnership and other alternative investments as of December 31, 2021 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2021, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $171.1 billion and $130.7 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $30.8 billion and $24.3 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $2.0 billion, $1.0 billion and $405 for the years ended December 31, 2021 (Successor Company), December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $31.4 billion (Successor Company), $5.9 billion, and $10.2 billion for the years ended December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2021 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $506 and $1.3 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer the majority of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
During 2020 (Predecessor Company), the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the GMWB riders written on a direct basis. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures and equity swaps, options and futures on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.
FIA Embedded Derivative
On December 30, 2021, the Company assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had approximately $775 and $843, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company
Hedge Designation/Derivative Type	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Cash flow hedges
Interest rate swaps	$100	$—	$—	$—	$—	$—	$—	$—
Foreign currency swaps	—	25	—	(2)	—	—	—	(2)
Total cash flow hedges	100	25	—	(2)	—	—	—	(2)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,074	3,419	(7)	(13)	19	28	(26)	(41)
Foreign exchange contracts
Foreign currency swaps and forwards	161	222	9	—	10	8	(1)	(8)
Credit contracts
Credit derivatives that purchase credit protection	—	40	—	—	—	—	—	—
Credit derivatives that assume credit risk	100	—	2	—	2	—	—	—
Equity contracts
Equity index swaps, options, and futures	—	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,086	7,803	80	21	100	33	(20)	(12)
GMWB reinsurance contracts	1,555	1,688	(8)	7	—	7	(8)	—
Macro hedge program	22,991	24,188	(213)	(453)	145	268	(358)	(721)
Fixed indexed annuities
FIA product derivative [1]	5,485	—	(655)	—	—	—	(655)	—
Other
Modified coinsurance reinsurance contracts	775	843	15	(93)	15	—	—	(93)
Total non-qualifying strategies	41,227	40,203	(777)	(531)	291	344	(1,068)	(875)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
Balance Sheet Location
Fixed maturities, available-for-sale	$56	$49	$—	$—	$—	$—	$—	$—
Other investments	8,163	5,791	43	12	91	13	(48)	(1)
Other liabilities	18,206	24,054	(252)	(480)	85	291	(337)	(771)
Reinsurance recoverables	2,331	2,531	7	(86)	15	7	(8)	(93)
Other policyholder funds and benefits payable	12,571	7,803	(575)	21	100	33	(675)	(12)
Total derivatives	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
As of December 31, 2020 (Predecessor Company)
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	—	—	(2)	—
Total	$—	$—	$(2)	$—

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—
Foreign currency swaps	—	—
Total	$—	$—
Total amounts presented on the Consolidated Statements of Operations	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31,
			2020		2019
	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	$—	$—	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—	—	—
Total	(1)	—	—	—	—	—
Total amounts presented on the Consolidated Statements of Operations	$(242)	$534	$(74)	$816	$(275)	$924
As of December 31, 2021 (Successor Company), the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months was $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Variable annuity hedge program
GMWB product derivatives	$29	$82	$67	$134
GMWB reinsurance contracts	4	(24)	(27)	(13)
GMWB hedging instruments			42	(68)
Macro hedge program	(100)	(301)	(414)	(418)
Total variable annuity hedge program	(67)	(243)	(332)	(365)
Foreign exchange contracts
Foreign currency swaps and forwards	5	(2)	(4)	—
Fixed payout annuity hedge	—	—	—	(4)
Total foreign exchange contracts	5	(2)	(4)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	21	(76)	180	103
Credit contracts
Credit derivatives that purchase credit protection	—	—	19	—
Credit derivatives that assume credit risk	1	—	—	7
Equity contracts
Equity index swaps and options	—	—	—	(1)
Other
Modified coinsurance reinsurance contracts	15	22	(50)	(55)
Total other non-qualifying derivatives	37	(54)	149	54
Total [1]	$(25)	$(299)	$(187)	$(315)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2021 (Successor Company) [4]
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[4]    As of December 31, 2020 (Predecessor Company), the Company did not hold any credit derivatives that assume credit risk.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company pledged cash collateral with a fair value of $2 and $48, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $270 and $526, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $4 and $7, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $172 and $208, respectively, which are included within fixed maturities on the Company's Consolidated Balance Sheets.
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $30 and $65, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) with a fair value of $5 and $0, respectively, which the Company has the right to sell or repledge. As of December 31, 2021 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company uses reinsurance as a risk mitigation strategy as well as a growth strategy. The Company assumes reinsurance from unaffiliated insurers in order to take on insurance risks not directly underwritten by the Company. The Company also cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis, including certain policies with living withdrawal benefits. The Company also acquired general account assets to support the assumed reserves. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements and recorded a deferred gain on the transaction of approximately $25. The following table presents the impact on the Consolidated Balance Sheets from the Company's assumed reinsurance:

As of December 31, 2021 (Successor Company)
Assets
Investments	$8,357
Cash	17
Other assets	75
Reinsurance recoverables	244
Total assets	$8,693
Liabilities
Reserve for future policy benefits	$616
Other policyholder funds and benefits payable	7,340
Other liabilities	27
Total liabilities	$7,983
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's assumed reinsurance.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Reinsurance Recoverables, net
	Successor Company	Predecessor Company
	As of December 31, 2021	As of December 31, 2020
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,850	$18,807
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,718	7,579
TR Re	6,130	—
Other reinsurers	1,187	1,076
Gross reinsurance recoverables	35,885	27,462
Less: ACL	37	7
Reinsurance recoverables, net	$35,848	$27,455
As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. As of December 31, 2020 (Predecessor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $7.6 billion, $7.0 billion and $11.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into an affiliated reinsurance agreement with TR Re, primarily on a modified coinsurance basis. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement and recorded a deferred gain of approximately $805. The following table presents the impact on the Consolidated Balance Sheets from the Company's affiliated reinsurance arrangement:

As of December 31, 2021 (Successor Company)
Assets
Reinsurance recoverables	$6,130
Total assets	6,130
Liabilities
Funds withheld liability	5,128
Other liabilities	818
Total liabilities	$5,946
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangements.
From December 31, 2021 (Successor Company) to December 31, 2020 (Predecessor Company), the ACL increased by $30 to $37. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Gross earned premium, fee income and other	$1,173	$1,210	$2,221	$2,375
Reinsurance assumed	69	64	125	115
Reinsurance ceded	(801)	(812)	(1,570)	(1,627)
Net earned premium, fee income and other	$441	$462	$776	$863
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 for the sixth months ended June 30, 2021 (Predecessor Company), and $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019, respectively (Predecessor Company). In addition, the Company has reinsured a majority of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired

Changes in the VOBA Balance
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Balance, beginning of period [1]	$565	$586	$696	$716
Amortization - VOBA	(17)	29	14	25
Amortization - unlock benefit (charge), pre-tax	(73)	14	(64)	—
Adjustments to unrealized gains on fixed maturities, AFS and other	4	26	(60)	(45)
Balance, end of period	$479	$655	$586	$696
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021 due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2022	$28
2023	$28
2024	$29
2025	$30
2026	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
As of December 31, 2021 (Successor Company)
Carrying Value
Balance, beginning of period	$—
Acquisitions [1]	97
Accumulated impairments	—
Balance, end of period	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition on July 1, 2021. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation to leverage Sixth Street's capital management strategy for its life insurance business.

Other Intangible Assets
	Amortizing Intangible Assets [1]	Indefinite Lived Intangible Assets [2]	Total Other Intangible Assets
Predecessor Company
Gross carrying value, as of December 31, 2020	$29	$26	$55
Accumulated amortization through June 30, 2021	18	—	18
Net carrying value, as of June 30, 2021	$11	$26	$37
Weighted average expected life in years	5		5
Successor Company
Gross carrying value, as of July 1, 2021	$29	$26	$55
Additions [3]	30	—	30
Accumulated amortization through December 31, 2021	21	—	21
Net carrying value, as of December 31, 2021	$38	$26	$64
Weighted average expected life in years	7		7
[1]    Consists of internally developed software.
[2]    Consists of state insurance licenses.
[3]    Related to the election of pushdown accounting due to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
There have been no renewals or extensions since December 31, 2020 (Predecessor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2022	$6
2023	$6
2024	$6
2025	$6
2026	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred [4]	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset as of June 30, 2021	$248	$4,394	$4,631	$9,273

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Incurred [4]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
Incurred [4]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and all GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2021 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,968	$1,351	$105	74
With 5% rollup [2]	952	62	9	75
With earnings protection benefit rider (“EPB”) [3]	3,284	620	42	75
With 5% rollup & EPB	452	99	11	76
Total MAV	17,656	2,132	167
Asset protection benefit (“APB”) [4]	8,395	41	15	73
Lifetime income benefit (“LIB”) – death benefit [5]	354	2	1	75
Reset (5-7 years) [6]	2,505	6	3	72
Return of premium (“ROP”) /other [7]	5,422	42	12	75
Variable annuity without GMDB [8]	2,985	—	—	73
Subtotal variable annuity [11]	$37,317	$2,223	$198	74
Less: general account value	2,715
Subtotal separate account liabilities with GMDB	34,602
Separate account liabilities - other	76,990
Total separate account liabilities	$111,592
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $4.8 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company	Predecessor Company
Asset Type	December 31, 2021	December 31, 2020
Equity securities (including mutual funds)	$33,240	$32,011
Cash and cash equivalents [1]	1,362	1,765
Total [2]	$34,602	$33,776
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $3.0 billion and $2.6 billion of account value as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), approximately 17% and 18%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% and 82%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $731 in qualifying assets to secure FHLBB advances for 2022. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2021, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
Income Tax Expense (Benefit)			2020	2019
Current - U.S. Federal	$(86)	$—	$10	$(8)
Deferred - U.S. Federal	137	30	56	52
Total income tax expense	$51	$30	$66	$44
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$110	$79
VOBA and reserves	716	567
Net operating loss carryover	25	102
Employee benefits	7	7
Foreign tax credit carryover	16	18
Net unrealized loss on investments	4	—
Deferred reinsurance gain	187	198
Other	—	12
Total deferred tax assets	1,065	983
Deferred Tax Liabilities
Investment related items	(449)	(145)
Net unrealized gains on investments	—	(360)
Other	(13)	—
Total deferred tax liabilities	(462)	(505)
Net deferred tax asset	$603	$478
The statute of limitations is closed through the 2017 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ended December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no reserves for uncertain tax positions. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the period July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company). The Company had no interest payable as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $117 and $484, respectively. The totals include U.S. losses that were generated prior to 2017 of $0 and $121, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $117 and $363, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $18 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Tax provision at U.S. Federal statutory rate	$70	$45	$98	$86
Dividends received deduction ("DRD")	(16)	(14)	(28)	(34)
Foreign related investments	(2)	(1)	(4)	(7)
Other	(1)	—	—	(1)
Provision for income taxes	$51	$30	$66	$44
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid for operating leases were $1 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $1 for six months ended June 30, 2021 (Predecessor Company) and $2 and $2 for the years ended December 31, 2020 and 2019 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2022	$1
2023	1
2024	—
2025	—
2026	—
Thereafter	—
Total minimum lease payments	$2
Unfunded Commitments
As of December 31, 2021 (Successor Company), the Company had outstanding commitments totaling $705, of which $420 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $45 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $240 are related to mortgage loans. Of the $705 in total outstanding commitments, $155 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the liability balance was $4 and $7, respectively. As of December 31, 2021 (Successor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

and 2020 (Predecessor Company) amounts related to premium tax offsets of $1 and $2, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2021 (Successor Company) was $252. Of this $252, the legal entities have posted collateral of $271 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Parent Company Transactions
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("the reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021 the expense reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
On October 1, 2021, TLI, acquired Lombard International Administration Services Company, LLC ("LIAS") and LIAS Administration Fee Issuer, LLC ("LAFI") for the purpose of providing insurance administration services and support for banks, corporations, and insurance companies. LIAS currently services approximately $42 billion of the Company's separate account assets under administration within the COLI and BOLI markets. Subsequent to the acquisition, the Company paid approximately $14 of fees to LIAS and received approximately $1 in expense reimbursements from LIAS.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results
The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Combined statutory net income (loss)	$(426)	$(2)	$245	$488

Statutory Capital
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Statutory capital [1]	$2,153	$3,142
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $29 and $51 as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where GAAP allows for the deferral of these amounts. In addition, as noted in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company paid a $500 dividend associated with the Sixth Street transaction. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $215 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $395 in dividends as determined by the above mentioned insurance regulations.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.
On September 16, 2019 (Predecessor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—	$—
OCI before reclassifications	(12)	—	—	—	(12)
Amounts reclassified from AOCI	2	—	—	—	2
OCI, net of tax	(10)	—	—	—	(10)
Ending balance	$(10)	$—	$—	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,282	$—	$(1)	$—	$1,281
OCI before reclassifications	(238)	—	—	—	(238)
Amounts reclassified from AOCI	(37)	—	1	—	(36)
OCI, net of tax	(275)	—	1	—	(274)
Ending balance	$1,007	$—	$—	$—	$1,007

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Reclassification from AOCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,		Affected Line Item on the Consolidated Statements of Operations
			2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(2)	$47	$127	$47	Net realized capital losses
	(2)	47	127	47	Income before income taxes
	—	10	27	10	Income tax expense
	$(2)	$37	$100	$37	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$(1)		Net realized capital losses
	—	—	(1)		Income before income taxes
	—	—	—		Income tax expense
	$—	$—	$(1)		Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital losses
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	(1)	—	—	Net realized capital losses
	—	(1)	—	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$(1)	$—	$—	Net income
Total amounts reclassified from AOCI	$(2)	$36	$99	$37	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Administration and distribution services fees	$45	$44	$80	$84
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 1, 2022, the date the consolidated financial statements were issued. There have been no events occurring subsequent to December 31, 2021, which have a material effect on the consolidated financial condition of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company), and have issued our report thereon dated April 1, 2022 (which report expresses an unqualified opinion and includes an emphasis of matter paragraph concerning the Company’s election to pushdown purchase accounting in 2021). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2021
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,643	$1,669	$1,887
States, municipalities and political subdivisions	1,452	1,456	1,456
Foreign governments	365	362	362
Public utilities	1,718	1,707	1,707
All other corporate bonds	11,662	11,650	11,650
All other mortgage-backed and asset-backed securities	4,146	4,127	3,909
Total fixed maturities, available-for-sale	20,986	20,971	20,971
Fixed maturities, at fair value using fair value option	—	—	—
Total fixed maturities	20,986	20,971	20,971
Equity Securities
Common stocks
Industrial, miscellaneous and all other	25	25	25
Non-redeemable preferred stocks	178	178	178
Total equity securities, at fair value	203	203	203
Mortgage loans [1]	2,143	2,138	2,131
Policy loans	1,484	1,484	1,484
Futures, options and miscellaneous	195	15	15
Real estate acquired in satisfaction of debt	11	11	11
Short-term investments	1,254	1,254	1,254
Investments in partnerships and trusts	1,147		1,147
Total investments	$27,423		$27,216
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $12. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%
For the Year Ended December 31, 2019 (Predecessor Company)
Life insurance in-force	$249,728	$181,779	$378	$68,327	1%
Insurance Revenues
Life insurance and annuities	$2,350	$1,602	$115	$863	13%
Accident health insurance	25	25	—	—	—%
Total insurance revenues	$2,375	$1,627	$115	$863	13%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7
2019	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Valuation allowance on mortgage loans	$5	$—	$(5)	$—

PART C - OTHER INFORMATION

ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors authorizing the establishment of the Separate Account.(1)
(b)		Not applicable
(c)	(1)	Amended and Restated Principal Underwriter Agreement.(1)
	(2)	Form of Dealer Agreement.(1)
(d)	(1)	Individual Flexible Premium Variable Annuity Contract.(1)
	(2)	Disability Rider.(1)
	(3)	Amendatory Rider.(1)
	(4)	Extended Withdrawal Privilege Rider.(1)
	(5)	Waver of Sales Charge Rider.(1)
	(6)	Optional Death Benefit Enhancement Rider.(1)
	(7)	Amendatory Rider II.(1)
	(8)	Annuity Commencement Date Deferral Option Rider.(1)
(e)		Form of Application.(1)
(f)	(1)	Certificates of Incorporation of Talcott Resolution.(2)
	(2)	Amended and Restated Bylaws of Talcott Resolution.(2)
(g)	(1)	CIGNA Reinsurance.(1)
	(2)	AXA Corporate Solutions Life Reinsurance Company (April 1, 1999).(1)
	(3)	AXA Corporate Solutions Life Reinsurance Company (May 8, 2000).(1)
	(4)	Munich American Reassurance Company.(1)
	(5)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TL)
(h)	(1)	AIM.(1)
	(2)	BlackRock.(1)
	(3)	Hartford.(1)
	(4)	Cognizant Talcott MSA
(i)	(1)	AIM.
	(2)	AllianceBernstein
	(3)	BlackRock.
	(4)	Hartford.
	(5)	Pioneer
	(6)	Wells Fargo
(j)	(1)
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.(1)

	(2)	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.(1)
	(3)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.(1)
	(4)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(1)
	(5)	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.(1)
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(m)		No financial statements are omitted
(n)		Not applicable.
(o)		Not applicable.
(99)	(99)	Copy of Power of Attorney
(1)     Incorporated by reference to the Item 24(b)(1), Items 24(b)(3-5), Items 24(b)(7-8), respectively, of Post-Effective Amendment No. 68, to the Registration Statement File No. 033-73570, dated April 29, 2021.
(2)    Incorporated by reference to the Item 24(b)(6)(a-b), respectively, of Post-Effective Amendment No. 64, to the Registration Statement File No. 033-73570, dated June 28, 2018.
ITEM 28 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION

Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Officer
Ellen T. Below	Vice President, Chief Communications Officer and Head of Implementation
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Christopher M. Grinnell	Vice President and Associate General Counsel
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer, Director
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.29.

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$8,550,130

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 21, 2022.

Talcott Resolution Life Insurance Company
Separate Account Two (Registrant)

By:	Talcott Resolution Life Insurance Company
(Depositor)
By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer		Peter F. Sannizzaro
Robert W. Stein, Director*		/s/ Robert R. Siracusa
Lisa M. Proch, Director*		Robert R. Siracusa
Matthew J. Poznar, Director*	*By:	/s/ Christopher Grinnell
Samir Srivastava, Director*		Christopher Grinnell, Attorney-in-Fact
Ronald K. Tanemura, Director*	Date:	April 21, 2022

033-73570

		EXHIBIT INDEX
(g)	(5)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TL)
(h)	(4)	Cognizant Talcott MSA
(i)	(1)	AIM.
	(2)	AllianceBernstein
	(3)	BlackRock.
	(4)	Hartford.
	(5)	Pioneer
	(6)	Wells Fargo
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(99)	(29)	Organizational Chart
(99)	(99)	Copy of Power of Attorney